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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/10

*	Funds included are: Invesco Core Bond Fund, Invesco Dynamics Fund, Invesco Global Real Estate Fund, Invesco High Yield Fund, Invesco Income Fund, Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Municipal Bond Fund, Invesco Real Estate Fund, Invesco Short Term Bond Fund and Invesco U.S. Government Fund.

Item 1. Reports to Stockholders.

Invesco Core Bond Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.73%

Class B Shares	5.35

Class C Shares	5.35

Class R Shares	5.61

Class Y Shares	5.86

Institutional Class Shares	5.76

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index/ Style-Specific Index)	5.81

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	6.66

▼	Lipper Inc.

The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco Core Bond Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales
charges

Class A Shares

Inception (12/31/01)	3.39%

5 Years	1.69

1 Year	5.67

Class B Shares

Inception (12/31/01)	3.28%

5 Years	1.60

1 Year	4.98

Class C Shares

Inception (12/31/01)	3.21%

5 Years	1.92

1 Year	9.11

Class R Shares

Inception	3.73%

5 Years	2.43

1 Year	10.54

Class Y Shares

Inception	4.03%

5 Years	2.77

1 Year	11.07

Institutional Class Shares

Inception	4.21%

5 Years	3.00

1 Year	11.10
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (12/31/01)	3.15%

5 Years	1.27

1 Year	7.09

Class B Shares

Inception (12/31/01)	3.03%

5 Years	1.18

1 Year	6.63

Class C Shares

Inception (12/31/01)	2.98%

5 Years	1.50

1 Year	10.63

Class R Shares

Inception	3.50%

5 Years	2.01

1 Year	12.19

Class Y Shares

Inception	3.79%

5 Years	2.34

1 Year	12.73

Institutional Class Shares

Inception	3.98%

5 Years	2.58

1 Year	12.63
most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.83%, 1.58%, 1.58%, 1.08%, 0.58% and 0.54%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.09%, 1.84%, 1.84% 1.34%, 0.84% and 0.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower for Class A, Class B, Class C, Class R and Class Y shares.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

3	Invesco Core Bond Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
4	Invesco Core Bond Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Principal
	Amount	Value

Bonds & Notes–40.40%
Airlines–1.26%
American Airlines, Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	$2,000,000	$2,072,500

Continental Airlines Inc., Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	1,612,092	1,821,663

Delta Air Lines, Inc., Series 1991-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	629,510	688,527

		4,582,690

Automotive Retail–0.39%
Advance Auto Parts Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,345,000	1,430,744

Brewers–0.46%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	1,620,000	1,677,359

Broadcasting–1.27%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,170,000	1,628,234

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(b)	483,000	484,028

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	2,240,000	2,523,311

		4,635,573

Cable & Satellite–0.52%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	1,210,000	1,340,075

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	515,000	549,539

		1,889,614

Communications Equipment–0.63%
Motorola Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	2,145,000	2,288,681

Computer & Electronics Retail–0.62%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,010,000	2,255,805

Diversified Banks–3.45%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,100,031

Banco Bradesco S.A. (Brazil), Sr. Notes, 4.10%, 03/23/15(b)	415,000	422,908

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	1,025,000	1,058,636

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	2,435,000	2,895,982

HBOS PLC (United Kingdom), Unsec. Sub. Notes, 6.75%, 05/21/18(b)	1,000,000	1,005,405

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	975,000	1,021,825

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	1,880,000	2,085,323

3.85%, 04/27/15(b)	575,000	598,178

US Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(c)	1,400,000	1,466,230

Wachovia Corp., Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	830,000	912,121

		12,566,639

Diversified Capital Markets–1.07%
Credit Suisse AG (Switzerland) Sr. Unsec. Medium-Term Notes, 4.38%, 08/05/20	1,185,000	1,195,680

Sub. Global Notes, 5.40%, 01/14/20	350,000	369,167

UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.44%, 02/23/12(c)	1,000,000	1,005,608

Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	1,200,000	1,341,002

		3,911,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Core Bond Fund

	Principal
	Amount	Value

Diversified Metals & Mining–0.16%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	$510,000	$567,216

Diversified REIT’s–0.24%
Qatari Diar Finance QSC (Mult. Countries), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	845,000	893,326

Electric Utilities–2.82%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	585,000	684,351

DCP Midstream LLC, Sr. Unsec. Notes, 9.75%, 03/15/19(b)	955,000	1,269,242

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,322,194

Indiana Michigan Power Co., Series I, Sr. Unsec. Notes, 7.00%, 03/15/19	1,000,000	1,239,491

Ohio Power Co. Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,685,000	3,081,646

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	956,011

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.10%, 11/30/12	755,000	824,433

5.00%, 06/30/19	780,000	900,034

		10,277,402

Food Retail–0.18%
WM. Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.91%, 06/28/11(b)(c)	660,000	661,981

Health Care Equipment–0.31%
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20	1,080,000	1,140,941

Health Care Services–0.79%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,500,000	2,873,342

Hotels, Resorts & Cruise Lines–1.30%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,395,000	2,579,456

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	2,055,000	2,155,181

		4,734,637

Industrial Conglomerates–0.62%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,108,952

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	925,000	1,136,838

		2,245,790

Industrial REIT’s–0.25%
ProLogis, Sr. Unsec. Notes, 6.25%, 03/15/17	940,000	918,601

Integrated Telecommunication Services–2.28%
AT&T Inc., Sr. Unsec. Global Notes, 6.70%, 11/15/13	1,000,000	1,161,401

2.50%, 08/15/15	890,000	901,018

British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 9.38%, 12/15/10	2,390,000	2,446,177

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Global Bonds, 8.00%, 10/01/10	1,575,000	1,583,978

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	1,150,000	1,151,491

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	1,062,000	1,074,149

		8,318,214

Internet Retail–0.36%
Expedia Inc., Sr. Unsec. Gtd. Notes, 5.95%, 08/15/20(b)	1,280,000	1,315,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Core Bond Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–1.57%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	$1,090,000	$1,176,531

Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	605,000	612,119

Sr. Unsec. Global Notes, 5.13%, 01/15/15	780,000	841,231

Unsec. Sub. Global Notes, 6.75%, 10/01/37	520,000	537,424

Jefferies Group Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	1,305,000	1,530,855

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	955,000	1,039,232

		5,737,392

Life & Health Insurance–1.56%
Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	875,000	924,480

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,497,121

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(c)	1,640,000	1,805,428

Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	1,405,000	1,468,735

		5,695,764

Life Sciences Tools & Services–0.50%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,820,980

Managed Health Care–0.63%
UnitedHealth Group Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	2,120,000	2,288,413

Mortgage Backed Securities–0.28%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	967,497	1,019,606

Multi-Line Insurance–1.03%
Metropolitan Life Global Funding I, Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	3,460,000	3,762,228

Multi-Utilities–1.10%
Nisource Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 11/15/10	1,500,000	1,520,066

Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	1,300,000	1,494,199

5.40%, 01/15/40	900,000	1,006,732

		4,020,997

Office Electronics–0.40%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	1,400,000	1,475,728

Office REIT’s–0.34%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	1,155,000	1,232,721

Oil & Gas Exploration & Production–0.67%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	53,763

6.38%, 09/15/17	515,000	511,137

Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40(b)	510,000	644,521

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	505,000	538,730

6.88%, 01/20/40	625,000	683,667

		2,431,818

Oil & Gas Storage & Transportation–3.41%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 7.63%, 02/15/12	3,615,000	3,910,345

5.20%, 09/01/20	985,000	1,068,508

6.45%, 09/01/40	990,000	1,114,392

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,270,000	2,543,679

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	2,405,000	2,527,536

6.30%, 04/15/40	1,130,000	1,255,570

		12,420,030

Other Diversified Financial Services–3.65%
Citigroup Inc., Sr. Unsec. Global Notes, 5.10%, 09/29/11	1,670,000	1,740,993

6.01%, 01/15/15	2,100,000	2,266,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Core Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	$1,940,000	$2,064,877

General Electric Capital Corp., Series A, Sr. Unsec. Medium-Term Global Euro Notes, 6.88%, 01/10/39	890,000	1,042,815

JPMorgan Chase Capital XXVII, Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,300,000	2,416,195

Merrill Lynch & Co. Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,770,992

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-10/03/06; Cost $1,104,600)(b)(c)(d)(e)	1,110,000	—

		13,302,217

Packaged Foods & Meats–0.55%
Grupo Bimbo SAB de CV (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	760,000	791,726

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	940,000	972,419

4.13%, 02/09/16	225,000	241,773

		2,005,918

Regional Banks–0.42%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,475,000	1,549,555

Research & Consulting Services–0.14%
ERAC USA Finance Co., Sr. Unsec. Gtd. Notes, 8.00%, 01/15/11(b)	500,000	512,543

Sovereign Debt–1.31%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 5.88%, 01/15/19	1,315,000	1,515,044

Russian Foreign Bond (Russia), Sr. Unsec. Bonds, 5.00%, 04/29/20(b)	1,200,000	1,228,500

Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,700,000	1,692,648

United Mexican States (Mexico), Sr. Unsec. Global Notes, 6.05%, 01/11/40	300,000	342,000

		4,778,192

Specialized Finance–1.24%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	1,415,000	1,469,921

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	3,068,653

		4,538,574

Specialized REIT’s–1.19%
Entertainment Properties Trust, Sr. Unsec. Notes, 7.75%, 07/15/20(b)	3,415,000	3,397,199

Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	865,000	936,454

		4,333,653

Steel–0.61%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	845,000	1,014,995

Sr. Unsec. Global Notes, 7.00%, 10/15/39	1,185,000	1,215,549

		2,230,544

Thrifts & Mortgage Finance–0.27%
First Niagara Financial Group Inc., Sr. Unsec. Notes, 6.75%, 03/19/20	895,000	989,002

Wireless Telecommunication Services–0.55%
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,835,000	1,988,906

Total Bonds & Notes (Cost $137,005,848)		147,320,484

U.S. Government Sponsored Mortgage-Backed Securities–30.91%
Federal Home Loan Mortgage Corp. (FHLMC)–17.79%
Pass Through Ctfs., 6.00%, 08/01/14 to 02/01/34	1,276,037	1,390,282

5.50%, 05/01/16 to 02/01/37	40,313	43,362

6.50%, 05/01/16 to 08/01/34	275,972	303,045

7.00%, 06/01/16 to 10/01/34	3,956,994	4,510,667

7.50%, 04/01/17 to 03/01/32	1,366,647	1,584,661

5.00%, 07/01/34	1,107,513	1,185,270

Pass Through Ctfs., TBA, 4.50%, 09/01/40(f)	15,620,000	16,386,348

5.00%, 09/01/40(f)	11,000,000	11,673,750

5.50%, 09/01/40(f)	20,000,000	21,346,880

6.00%, 09/01/40(f)	6,000,000	6,449,064

		64,873,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Core Bond Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–12.04%
Pass Through Ctfs., 7.50%, 11/01/15 to 08/01/36	$2,009,308	$2,299,845

7.00%, 12/01/15 to 02/01/34	2,226,311	2,500,368

6.50%, 05/01/16 to 01/01/37	802,225	890,498

6.00%, 05/01/17 to 03/01/37	156,011	167,930

5.00%, 03/01/18 to 12/01/39	6,467,020	6,892,434

5.50%, 11/01/18 to 03/01/21	278,397	301,986

8.00%, 08/01/21 to 04/01/32	36,107	41,441

Pass Through Ctfs., TBA, 4.00%, 09/01/25(f)	7,795,000	8,189,622

4.50%, 09/01/25(f)	5,000,000	5,290,625

5.00%, 09/01/25(f)	9,300,000	9,891,424

5.50%, 09/01/25(f)	1,900,000	2,043,986

6.00%, 09/01/40(f)	5,000,000	5,383,595

		43,893,754

Government National Mortgage Association (GNMA)–1.08%
Pass Through Ctfs., 7.50%, 06/15/23 to 05/15/32	88,901	101,608

8.50%, 02/15/25	8,524	9,979

8.00%, 08/15/25	3,023	3,522

6.56%, 01/15/27	189,310	214,486

7.00%, 04/15/28 to 09/15/32	757,623	868,542

6.00%, 11/15/28 to 02/15/33	298,166	328,134

6.50%, 01/15/29 to 03/15/37	1,450,288	1,627,834

5.50%, 06/15/35	497,047	540,518

5.00%, 07/15/35 to 08/15/35	243,154	262,710

		3,957,333

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $109,863,090)		112,724,416

Asset-Backed Securities–21.90%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.70%, 08/25/33(c)	1,384,366	1,272,317

Bear Stearns Commercial Mortgage Securities,–Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(c)	2,948,000	3,244,587

Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	1,845,000	1,893,041

Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,380,000	1,480,730

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,834,770

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	1,500,000	1,611,599

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	3,000,000	3,286,897

Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, Pass Through Ctfs., 4.79%, 08/15/13	1,600,000	1,607,177

Chase Issuance Trust, Series 2007, Class A-A17, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,790,584

Series 2009, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	1,110,000	1,126,354

Citibank Credit Card Issuance Trust, Series 2009, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,000,000	3,085,500

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.51%, 08/25/34(c)	3,667,138	3,610,858

Commercial Mortgage Pass Through Ctfs., Series 2001-J1A, Class A2, Variable Rate Pass Through Ctfs., 6.46%, 02/16/34(b)(c)	265,451	267,545

Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	949,075	933,642

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.92%, 09/26/34(b)(c)	2,062,075	1,967,163

Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37(b)	1,105,175	1,136,946

Discover Card Master Trust,, Series 2010, Class A1, Floating Rate Pass Through Ctfs., 0.93%, 09/15/15(c)	1,135,000	1,143,498

Fannie Mae REMICS, Series 2003-109, Class CX, Pass Through Ctfs., 4.00%, 07/25/16	737,567	752,567

Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	738,594	762,928

Series 2575, Class KA, Pass Through Ctfs., 5.00%, 11/15/17	292,838	310,006

Series 2628, Class TX, Pass Through Ctfs., 3.50%, 04/15/26	5,676	5,676

Series 2704, Class BA, Pass Through Ctfs., 4.50%, 02/15/20	249,605	253,404

FDIC Structured Sale Gtd. Notes, Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.81%, 02/25/48(b)(c)	1,704,366	1,710,699

Freddie Mac REMICS, Series 2611, Class HA, Pass Through Ctfs., 4.00%, 10/15/21	4,527,233	4,632,341

Series 2937, Class JD, Pass Through Ctfs., 5.00%, 03/15/28	1,782,645	1,828,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Bond Fund

	Principal
	Amount	Value

Asset-Backed Securities–(continued)

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	$2,705,000	$2,904,712

Series 2010-C1, Class C, Floating Rate Pass Through Ctfs., 5.64%, 08/10/43(b)(c)	530,000	564,205

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	827,511

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	3,000,000	3,228,814

Morgan Stanley Capital I, Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	1,931,802	2,050,562

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,608,000	2,834,120

Option One Mortgage Securities Corp., Series 2007-4A, Floating Rate Notes, 0.36%, 04/25/12 (Acquired 05/11/07; Cost $301,529)(b)(c)	628,489	453,706

RBSCF Trust, Series 2010-RR3, Class MS4A, Floating Rate Pass Through Ctfs., 4.97%, 04/16/40(b)(c)	3,500,000	3,727,910

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.76%, 08/15/39(c)	680,000	721,093

USAA Auto Owner Trust, Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	2,577,567	2,616,278

Wachovia Bank Commercial Mortgage Trust,–Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	3,973,939

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(c)	1,500,000	1,652,121

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(c)	1,490,000	1,373,742

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(c)	1,660,000	1,694,571

WaMu Mortgage Trust, Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.72%, 08/25/33(c)	2,924,224	2,941,095

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.43%, 07/25/34(c)	1,892,526	1,876,358

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(c)	3,085,454	2,883,890

Total Asset-Backed Securities (Cost $72,408,227)		79,873,694

U.S. Treasury Securities–18.14%
U.S. Treasury Bills–0.11%
0.19%, 01/20/11(g)(h)	400,000	399,773

U.S. Treasury Notes–12.43%
4.50%, 04/30/12	10,900,000	11,640,008

1.88%, 02/28/14	8,010,000	8,286,595

2.25%, 05/31/14	19,395,000	20,337,475

2.75%, 05/31/17	4,800,000	5,068,500

		45,332,578

U.S. Treasury Bonds–5.60%
6.25%, 05/15/30	2,000,000	2,882,188

5.38%, 02/15/31	11,420,000	14,985,182

3.50%, 02/15/39	940,000	935,006

4.50%, 08/15/39	1,370,000	1,611,462

		20,413,838

Total U.S. Treasury Securities (Cost $61,313,273)		66,146,189

Municipal Obligations–1.12%
California (State of), Series 2010, Various Purpose Unlimited Tax GO, 5.75%, 03/01/17	555,000	600,444

Municipal Electric Authority of Georgia (Build America Bonds), Series 2010, Taxable RB, 6.64%, 04/01/57	1,515,000	1,624,277

Texas (State of) Transportation Commission, Series 2010 B, Taxable RB, 5.18%, 04/01/30	1,680,000	1,873,855

Total Municipal Obligations (Cost $3,753,856)		4,098,576

	Shares
Money Market Funds–10.40%
Liquid Assets Portfolio–Institutional Class(i)	18,965,925	18,965,925

Premier Portfolio–Institutional Class(i)	18,965,925	18,965,925

Total Money Market Funds (Cost $37,931,850)		37,931,850

TOTAL INVESTMENTS–122.87% (Cost $422,276,144)		448,095,209

OTHER ASSETS LESS LIABILITIES–(22.87)%		(83,405,890)

NET ASSETS–100.00%		$364,689,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Bond Fund

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
GO	– General Obligation Bonds
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $45,364,605, which represented 12.44% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2010 represented less than 0.01% of the Fund’s Net Assets.
(f)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By security type, based on total investments
as of August 31, 2010

Bonds & Notes	32.9%

U.S. Government Sponsored Mortgage-Backed Securities	25.2

Asset-Backed Securities	17.8

U.S. Treasury Securities	14.8

Municipal Obligations	0.8

Money Market Funds	8.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Bond Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $384,344,294)	$410,163,359

Investments in affiliated money market funds, at value and cost	37,931,850

Total investments, at value (Cost $422,276,144)	448,095,209

Receivables for:
Fund shares sold	1,224,392

Dividends and interest	3,134,408

Principal paydowns	40,336

Investment for trustee deferred compensation and retirement plans	16,486

Other assets	35,256

Total assets	452,546,087

Liabilities:
Payables for:
Investments purchased	87,077,612

Fund shares reacquired	297,979

Dividends	77,342

Variation margin	80,367

Accrued fees to affiliates	156,826

Accrued other operating expenses	123,297

Trustee deferred compensation and retirement plans	43,345

Total liabilities	87,856,768

Net assets applicable to shares outstanding	$364,689,319

Net assets consist of:
Shares of beneficial interest	$421,440,620

Undistributed net investment income	15,099

Undistributed net realized gain (loss)	(82,442,930)

Unrealized appreciation	25,676,530

$364,689,319

Net Assets:
Class A	$120,338,749

Class B	$22,259,750

Class C	$27,397,958

Class R	$2,200,863

Class Y	$972,464

Institutional Class	$191,519,535

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	13,126,569

Class B	2,428,000

Class C	2,988,761

Class R	240,334

Class Y	106,050

Institutional Class	20,881,809

Class A:
Net asset value per share	$9.17

Maximum offering price per share
(Net asset value of $9.17 divided by 95.25%)	$9.63

Class B:
Net asset value and offering price per share	$9.17

Class C:
Net asset value and offering price per share	$9.17

Class R:
Net asset value and offering price per share	$9.16

Class Y:
Net asset value and offering price per share	$9.17

Institutional Class:
Net asset value and offering price per share	$9.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Bond Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$8,369,544

Dividends from affiliated money market funds	17,960

Total investment income	8,387,504

Expenses:
Advisory fees	675,246

Administrative services fees	64,032

Custodian fees	13,798

Distribution fees:
Class A	113,291

Class B	103,987

Class C	117,983

Class R	5,083

Transfer agent fees — A, B, C, R and Y	181,789

Transfer agent fees — Institutional	998

Trustees’ and officers’ fees and benefits	14,232

Other	112,322

Total expenses	1,402,761

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(176,846)

Net expenses	1,225,915

Net investment income	7,161,589

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,059,921

Futures contracts	(1,435,466)

624,455

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,361,098

Futures contracts	(308,196)

11,052,902

Net realized and unrealized gain	11,677,357

Net increase in net assets resulting from operations	$18,838,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the seven months ended February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$7,161,589	$9,624,372	$24,866,207

Net realized gain (loss)	624,455	1,069,428	(83,532,604)

Change in net unrealized appreciation	11,052,902	9,684,532	31,702,760

Net increase (decrease) in net assets resulting from operations	18,838,946	20,378,332	(26,963,637)

Distributions to shareholders from net investment income:
Class A	(1,916,527)	(2,220,429)	(5,122,747)

Class B	(366,274)	(503,344)	(1,565,648)

Class C	(414,813)	(498,575)	(951,554)

Class R	(40,845)	(48,903)	(120,479)

Class Y	(19,797)	(26,172)	(28,912)

Institutional Class	(4,539,238)	(6,523,522)	(19,814,430)

Total distributions from net investment income	(7,297,494)	(9,820,945)	(27,603,770)

Share transactions–net:
Class A	38,683,414	1,109,655	8,770,309

Class B	1,472,055	(1,242,920)	(2,988,145)

Class C	4,188,963	3,311,301	5,953,292

Class R	(10,793)	382,461	242,285

Class Y	55,420	9,646	857,730

Institutional Class	(15,945,338)	(28,160,617)	(46,618,279)

Net increase (decrease) in net assets resulting from share transactions	28,443,721	(24,590,474)	(33,782,808)

Net increase (decrease) in net assets	39,985,173	(14,033,087)	(88,350,215)

Net assets:
Beginning of period	324,704,146	338,737,233	427,087,448

End of period (includes undistributed net investment income of $15,099, $151,004 and $625,652, respectively)	$364,689,319	$324,704,146	$338,737,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Bond Fund

Statement of Cash Flows

For the six months ended August 31, 2010
(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations	$18,838,946

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(108,859,770)

Sales of short-term investments, net	125,309

Net cash activity from futures contracts	(133,081)

Proceeds from disposition of investments and principal payments	103,697,162

Amortization of premiums and accretion of discounts or investment securities	(465,401)

Increase in receivables and other assets	(291,244)

Increase in accrued expenses and other payables	16,546

Net realized gain from investment securities	(2,059,921)

Unrealized appreciation on investment securities	(11,361,098)

Net cash provided by (used in) operating activities	(492,552)

Cash provided by financing activities:
Net cash activity from dollar rolls	(1,046,452)

Dividends paid to shareholders	(238,579)

Proceeds from shares of beneficial interest sold	75,045,971

Disbursements from shares of beneficial interest reacquired	(54,413,933)

Net cash provided by financing activities	19,347,007

Net increase in cash and cash equivalents	18,854,455

Cash and cash equivalents at beginning of period	19,077,395

Cash and cash equivalents at end of period	$37,931,850

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$6,926,462

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Core Bond Fund, formerly AIM Core Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

15        Invesco Core Bond Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

16        Invesco Core Bond Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a

17        Invesco Core Bond Fund

realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.40%

Next $500 million	0.375%

Next $1.5 billion	0.35%

Next $2.5 billion	0.325%

Over $5 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 1.05%, 0.55% and 0.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2011. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $14,362 and reimbursed class level expenses of $161,892 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $333.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales

18        Invesco Core Bond Fund

charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $25,648 in front-end sales commissions from the sale of Class A shares and $10,635, $14,735, $2,807 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$37,931,850	$—	$—	$37,931,850

U.S. Treasury Securities	—	66,146,189	—	66,146,189

U.S. Government Sponsored Securities	—	112,724,416	—	112,724,416

Corporate Debt Securities	—	147,320,484	—	147,320,484

Asset-Backed Securities	—	79,419,988	453,706	79,873,694

Municipal Obligations	—	4,098,576	—	4,098,576

	$37,931,850	$409,709,653	$453,706	$448,095,209

Futures*	(142,535)	—	—	(142,535)

Total Investments	$37,789,315	$409,709,653	$453,706	$447,952,674

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$—	$(142,535)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

19        Invesco Core Bond Fund

Effect of Derivative Instruments for the six months ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(1,435,466)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(308,196)

Total	$(1,743,662)

*	The average value of futures outstanding during the period was $48,137,516.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 10 Year Notes	148	December-2010/Long	$18,592,500	$(40,801)

Subtotal			$18,592,500	$(40,801)

U.S. Treasury 2 Year Notes	32	December-2010/Short	(7,012,500)	(6,069)

U.S. Treasury 5 Year Notes	293	December-2010/Short	(35,253,852)	(73,611)

U.S. Treasury 30 Year Bonds	54	December-2010/Short	(7,291,688)	(22,054)

Subtotal			$(49,558,040)	$(101,734)

Total			$(30,965,540)	$(142,535)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $259.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,284 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

20        Invesco Core Bond Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2014	$1,145,028

February 28, 2015	1,105,888

February 28, 2016	89,789

February 28, 2017	13,284,149

February 28, 2018	66,420,422

Total capital loss carryforward	$82,045,276

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $101,790,286 and $99,954,360, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,935,172

Aggregate unrealized (depreciation) of investment securities	(1,769,408)

Net unrealized appreciation of investment securities	$25,165,764

Cost of investments for tax purposes is $422,929,445.

21        Invesco Core Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	5,845,105	$52,517,005	1,779,851	$15,597,182	4,194,086	$36,068,385

Class B	673,065	6,035,394	445,703	3,904,439	1,173,889	10,185,790

Class C	854,766	7,685,165	746,753	6,540,812	1,468,297	12,544,660

Class R	54,737	489,898	94,257	826,815	93,523	806,440

Class Y(b)	33,494	304,816	16,329	144,018	112,168	964,233

Institutional Class	713,980	6,371,333	1,065,955	9,347,142	2,151,431	18,593,246

Issued as reinvestment of dividends:
Class A	188,528	1,697,432	220,619	1,936,713	522,256	4,527,656

Class B	36,362	326,844	50,779	445,792	158,797	1,378,941

Class C	34,306	308,460	43,884	385,358	93,062	805,906

Class R	4,533	40,685	5,481	48,072	13,886	119,959

Class Y	1,712	15,351	2,407	21,143	3,110	26,267

Institutional Class	505,200	4,537,690	742,762	6,521,808	2,282,214	19,813,858

Automatic conversion of Class B shares to Class A shares:
Class A	245,132	2,192,972	238,371	2,089,928	583,470	4,987,732

Class B	(245,132)	(2,192,972)	(238,341)	(2,089,928)	(583,363)	(4,987,732)

Reacquired:
Class A(b)	(1,978,344)	(17,723,995)	(2,113,361)	(18,514,168)	(4,293,274)	(36,813,464)

Class B	(301,257)	(2,697,211)	(400,171)	(3,503,223)	(1,115,919)	(9,565,144)

Class C	(425,982)	(3,804,662)	(412,016)	(3,614,869)	(860,896)	(7,397,274)

Class R	(61,153)	(541,376)	(56,203)	(492,426)	(79,999)	(684,114)

Class Y	(29,378)	(264,747)	(17,704)	(155,515)	(16,088)	(132,770)

Institutional Class	(2,998,801)	(26,854,361)	(5,016,139)	(44,029,567)	(10,024,845)	(85,025,383)

Net increase (decrease) in share activity	3,150,873	$28,443,721	(2,800,784)	$(24,590,474)	(4,124,195)	$(33,782,808)

(a)	9% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco. In addition, 52% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	48,577	$433,795

Class A	(48,577)	(433,795)

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

22        Invesco Core Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 08/31/10	$8.86	$0.19	(c)	$0.31	$0.50	$(0.19)	$—	$(0.19)	$9.17	5.73%	$120,339	0.79	%(d)	1.03	%(d)	4.26	%(d)	32
Seven months ended ended 02/28/10	8.59	0.25	(c)	0.27	0.52	(0.25)	—	(0.25)	8.86	6.15	78,233	0.80	(e)	1.07	(e)	4.87	(e)	67
Year ended 07/31/09	9.80	0.58	(c)	(1.15)	(0.57)	(0.64)	—	(0.64)	8.59	(5.69)	74,737	0.91		1.19		6.69		133
Year ended 07/31/08	10.19	0.62	(c)	(0.41)	0.21	(0.60)	—	(0.60)	9.80	2.09	75,431	1.02		1.17		6.15		79
Year ended 07/31/07	10.20	0.53		(0.01)	0.52	(0.53)	—	(0.53)	10.19	5.18	61,457	1.01		1.20		5.13		118
Year ended 07/31/06	10.47	0.44		(0.28)	0.16	(0.43)	(0.00)	(0.43)	10.20	1.62	92,434	1.01		1.31		4.32		95

Class B
Six months ended 08/31/10	8.87	0.16	(c)	0.30	0.46	(0.16)	—	(0.16)	9.17	5.23	22,260	1.54	(d)	1.78	(d)	3.51	(d)	32
Seven months ended ended 02/28/10	8.59	0.21	(c)	0.28	0.49	(0.21)	—	(0.21)	8.87	5.81	20,080	1.55	(e)	1.82	(e)	4.12	(e)	67
Year ended 07/31/09	9.80	0.51	(c)	(1.15)	(0.64)	(0.57)	—	(0.57)	8.59	(6.41)	20,679	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.42)	0.13	(0.53)	—	(0.53)	9.80	1.23	27,192	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.51	32,207	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	36,741	1.76		2.06		3.57		95

Class C
Six months ended 08/31/10	8.86	0.16	(c)	0.31	0.47	(0.16)	—	(0.16)	9.17	5.35	27,398	1.54	(d)	1.78	(d)	3.51	(d)	32
Seven months ended ended 02/28/10	8.59	0.21	(c)	0.27	0.48	(0.21)	—	(0.21)	8.86	5.69	22,389	1.55	(e)	1.82	(e)	4.12	(e)	67
Year ended 07/31/09	9.81	0.51	(c)	(1.16)	(0.65)	(0.57)	—	(0.57)	8.59	(6.50)	18,444	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.41)	0.14	(0.53)	—	(0.53)	9.81	1.33	14,184	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.50	10,993	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	9,805	1.76		2.06		3.57		95

Class R
Six months ended 08/31/10	8.86	0.18	(c)	0.30	0.48	(0.18)	—	(0.18)	9.16	5.49	2,201	1.04	(d)	1.28	(d)	4.01	(d)	32
Seven months ended ended 02/28/10	8.58	0.24	(c)	0.28	0.52	(0.24)	—	(0.24)	8.86	6.12	2,145	1.05	(e)	1.32	(e)	4.62	(e)	67
Year ended 07/31/09	9.79	0.55	(c)	(1.15)	(0.60)	(0.61)	—	(0.61)	8.58	(5.94)	1,705	1.16		1.44		6.44		133
Year ended 07/31/08	10.19	0.60	(c)	(0.42)	0.18	(0.58)	—	(0.58)	9.79	1.73	1,677	1.27		1.42		5.90		79
Year ended 07/31/07	10.19	0.50		0.01	0.51	(0.51)	—	(0.51)	10.19	5.02	1,185	1.26		1.45		4.88		118
Year ended 07/31/06	10.45	0.41		(0.26)	0.15	(0.41)	(0.00)	(0.41)	10.19	1.47	692	1.26		1.56		4.07		95

Class Y
Six months ended 08/31/10	8.87	0.20	(c)	0.30	0.50	(0.20)	—	(0.20)	9.17	5.74	972	0.54	(d)	0.78	(d)	4.51	(d)	32
Seven months ended ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.42	889	0.55	(e)	0.82	(e)	5.12	(e)	67
Year ended 07/31/09(f)	8.93	0.49	(c)	(0.37)	0.12	(0.46)	—	(0.46)	8.59	1.61	852	0.64		0.95		6.96		133

Institutional Class
Six months ended 08/31/10	8.87	0.20	(c)	0.30	0.50	(0.20)	—	(0.20)	9.17	5.76	191,520	0.51	(d)	0.52	(d)	4.54	(d)	32
Seven months ended ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.43	200,969	0.51	(e)	0.52	(e)	5.16	(e)	67
Year ended 07/31/09	9.81	0.61	(c)	(1.17)	(0.56)	(0.66)	—	(0.66)	8.59	(5.49)	222,319	0.60		0.62		7.00		133
Year ended 07/31/08	10.20	0.66	(c)	(0.41)	0.25	(0.64)	—	(0.64)	9.81	2.49	308,602	0.62		0.62		6.55		79
Year ended 07/31/07	10.20	0.56		0.01	0.57	(0.57)	—	(0.57)	10.20	5.65	293,792	0.64		0.64		5.50		118
Year ended 07/31/06	10.47	0.47		(0.28)	0.19	(0.46)	(0.00)	(0.46)	10.20	1.91	171,975	0.72		0.72		4.61		95

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $82,951, $20,558, $21,832, $1,894, $866, and $206,439 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

23        Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,057.30	$4.10	$1,021.22	$4.02	0.79%

B	1,000.00	1,053.50	7.97	1,017.44	7.83	1.54

C	1,000.00	1,053.50	7.97	1,017.44	7.83	1.54

R	1,000.00	1,056.10	5.39	1,019.96	5.30	1.04

Y	1,000.00	1,058.60	2.80	1,022.48	2.75	0.54

Institutional	1,000.00	1,057.60	2.65	1,022.63	2.60	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Core Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the

25        Invesco Core Bond Fund

sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Intermediate Investment Grade Debt Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board also noted that Invesco Advisers made manager and process changes in 2008 and early 2009 and reduced fees in 2009 in order to aid long-term relative performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee was below the effective fee rate for the other mutual fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this expense limitation would have on the Fund’s estimated total expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes four breakpoints, and that the Fund would share in economies of scale as net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Core Bond Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CBD-SAR-1	Invesco Distributors, Inc.

Invesco Dynamics Fund
Semiannual Report to Shareholders  ▪  August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Agreements

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.36%

Class B Shares	-5.75

Class C Shares	-5.68

Class R Shares	-5.48

Class Y Shares	-5.23

Investor Class Shares	-5.36

Institutional Class Shares	-5.20

S&P 500 Index▼ (Broad Market Index)	-4.02

Russell Midcap Growth Index▼ (Style-Specific Index)	-1.87

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	-1.75

▼ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
      The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell ® is a trademark of the Frank Russell Co.
     The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2               Invesco Dynamics Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		0.79%

5	Years	-1.61

1	Year	3.65

Class B Shares

Inception (3/28/02)		0.75%

5	Years	-1.62

1	Year	3.85

Class C Shares

Inception (2/14/00)		-5.24%

10	Years	-6.69

5	Years	-1.22

1	Year	7.89

Class R Shares

Inception (10/25/05)		0.05%

1	Year	9.41

Class Y Shares

10	Years	-5.91%

5	Years	-0.39

1	Year	9.93

Investor Class Shares

Inception (9/15/67)		7.96%

10	Years	-5.95

5	Years	-0.48

1	Year	9.70

Institutional Class Shares

Inception (5/22/00)		-2.80%

10	Years	-5.55

5	Years	-0.07

1	Year	10.13
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (3/28/02)		0.71%

5	Years	-0.52

1	Year	15.55

Class B Shares

Inception (3/28/02)		0.67%

5	Years	-0.54

1	Year	16.45

Class C Shares

Inception (2/14/00)		-5.38%

10	Years	-5.77

5	Years	-0.13

1	Year	20.40

Class R Shares

Inception (10/25/05)		-0.10%

1	Year	22.00

Class Y Shares

10	Years	-4.98%

5	Years	0.71

1	Year	22.69

Investor Class Shares

Inception (9/15/67)		7.97%

10	Years	-5.02

5	Years	0.62

1	Year	22.29

Institutional Class Shares

Inception (5/22/00)		-2.92%

10	Years	-4.63

5	Years	1.06

1	Year	22.92
Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.12%, 1.87%, 1.87%, 1.37%, 0.87%, 1.12% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past for Class B, Class C and Investor Class shares, performance would have been lower.

3	Invesco Dynamics Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@ brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@ invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
4	Invesco Dynamics Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–92.87%
Aerospace & Defense–1.34%
BE Aerospace, Inc.(b)	435,737	$11,743,112

Air Freight & Logistics–1.04%
UTI Worldwide, Inc.	648,881	9,090,823

Apparel Retail–2.01%
American Eagle Outfitters, Inc.	764,034	9,657,390

Rue21, Inc.(b)(c)	374,813	7,904,806

		17,562,196

Apparel, Accessories & Luxury Goods–2.58%
Coach, Inc.	280,139	10,040,182

Hanesbrands, Inc.(b)	522,826	12,516,454

		22,556,636

Application Software–2.01%
Autodesk, Inc.(b)	181,505	5,036,764

TIBCO Software Inc.(b)	870,029	12,606,720

		17,643,484

Asset Management & Custody Banks–1.68%
Affiliated Managers Group, Inc.(b)	228,900	14,697,669

Auto Parts & Equipment–1.72%
BorgWarner, Inc.(b)	294,464	12,853,354

Gentex Corp.	124,711	2,191,172

		15,044,526

Automotive Retail–1.12%
O’Reilly Automotive, Inc.(b)	206,897	9,780,021

Biotechnology–2.88%
Genzyme Corp.(b)	132,567	9,294,273

Human Genome Sciences, Inc.(b)	288,299	8,386,618

United Therapeutics Corp.(b)	162,556	7,513,338

		25,194,229

Broadcasting–1.06%
Discovery Communications, Inc.–Class A(b)	246,983	9,323,608

Casinos & Gaming–2.31%
Las Vegas Sands Corp.(b)	410,489	11,629,153

MGM Resorts International(b)(c)	954,087	8,596,324

		20,225,477

Coal & Consumable Fuels–0.70%
Massey Energy Co.	213,944	6,150,890

Communications Equipment–0.81%
Finisar Corp.(b)(c)	556,503	7,117,673

Computer Storage & Peripherals–1.58%
NetApp, Inc.(b)	243,733	9,856,562

SMART Technologies Inc.–Class A (Canada)(b)	350,012	4,011,138

		13,867,700

Construction & Engineering–2.14%
Foster Wheeler AG (Switzerland)(b)	374,225	7,982,219

Shaw Group Inc. (The)(b)	333,147	10,793,963

		18,776,182

Construction, Farm Machinery & Heavy Trucks–1.73%
AGCO Corp.(b)	222,956	7,368,696

Bucyrus International, Inc.	135,777	7,805,820

		15,174,516

Consumer Finance–1.79%
Discover Financial Services	1,078,845	15,654,041

Data Processing & Outsourced Services–1.58%
Alliance Data Systems Corp.(b)	245,720	13,807,007

Department Stores–1.47%
Macy’s, Inc.	663,711	12,902,542

Diversified Support Services–2.09%
Copart, Inc.(b)	270,990	8,956,219

KAR Auction Services Inc.(b)	774,261	9,376,301

		18,332,520

Education Services–1.41%
Grand Canyon Education, Inc.(b)	369,101	6,307,936

ITT Educational Services, Inc.(b)	114,161	6,080,215

		12,388,151

Electrical Components & Equipment–1.95%
Baldor Electric Co.	341,282	11,972,173

Cooper Industries PLC (Ireland)	120,613	5,076,601

		17,048,774

Electronic Components–1.09%
Amphenol Corp.–Class A	235,189	9,576,896

Environmental & Facilities Services–1.29%
Republic Services, Inc.	382,614	11,260,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Dynamics Fund

	Shares	Value

Health Care Equipment–3.62%
American Medical Systems Holdings, Inc.(b)	415,433	$7,569,189

CareFusion Corp.(b)	391,206	8,442,225

Hologic, Inc.(b)	666,872	9,462,914

NuVasive, Inc.(b)(c)	210,774	6,186,217

		31,660,545

Health Care Facilities–1.36%
Brookdale Senior Living Inc.(b)	269,834	3,615,776

Universal Health Services, Inc.–Class B	264,994	8,320,811

		11,936,587

Health Care Services–1.29%
Fresenius Medical Care AG & Co. KGaA (Germany)	199,542	11,272,441

Hotels, Resorts & Cruise Lines–3.40%
Ctrip.com International, Ltd.–ADR (China)(b)	257,683	10,433,585

Marriott International Inc.–Class A	288,377	9,230,948

Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	1,172,819	10,133,156

		29,797,689

Household Products–0.53%
Church & Dwight Co., Inc.	76,376	4,676,502

Human Resource & Employment Services–0.66%
Robert Half International, Inc.	268,074	5,785,037

Independent Power Producers & Energy Traders–0.75%
KGEN Power Corp. (Acquired 01/12/07; Cost $13,478,402)(b)(d)	962,743	6,594,790

Industrial Machinery–1.83%
Flowserve Corp.	102,721	9,181,203

Kennametal Inc.	272,344	6,863,069

		16,044,272

Internet Software & Services–2.48%
Akamai Technologies, Inc.(b)	184,983	8,522,167

Baidu, Inc.–ADR (China)(b)	112,301	8,807,767

VeriSign, Inc.(b)	151,476	4,412,496

		21,742,430

IT Consulting & Other Services–2.57%
Cognizant Technology Solutions Corp.–Class A(b)	213,383	12,291,928

Teradata Corp.(b)	311,909	10,211,900

		22,503,828

Life Sciences Tools & Services–1.88%
Life Technologies Corp.(b)	198,778	8,501,735

Pharmaceutical Product Development, Inc.	345,835	7,943,830

		16,445,565

Managed Health Care–2.26%
AMERIGROUP Corp.(b)	327,541	12,086,263

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $18,389,812)(b)(d)	1,340,000	7,705,000

		19,791,263

Metal & Glass Containers–0.23%
Crown Holdings, Inc.(b)	71,172	1,982,852

Oil & Gas Equipment & Services–1.12%
Key Energy Services, Inc.(b)	1,227,654	9,833,509

Oil & Gas Exploration & Production–4.88%
Atlas Energy, Inc.(b)	184,381	5,015,163

Concho Resources Inc.(b)	198,467	11,594,442

Continental Resources, Inc.(b)	273,627	11,087,366

Oasis Petroleum Inc.(b)	369,775	6,090,194

Plains Exploration & Production Co.(b)	373,853	8,927,610

		42,714,775

Packaged Foods & Meats–1.39%
Hershey Co. (The)	262,601	12,203,068

Personal Products–0.59%
Estee Lauder Cos. Inc. (The)–Class A	91,363	5,122,723

Pharmaceuticals–1.19%
Shire PLC (United Kingdom)	484,082	10,440,700

Property & Casualty Insurance–0.85%
Assured Guaranty Ltd.	482,037	7,447,472

Real Estate Services–1.57%
Jones Lang LaSalle Inc.	182,537	13,783,369

Research & Consulting Services–1.35%
IHS Inc.–Class A(b)	191,058	11,805,474

Restaurants–1.19%
Texas Roadhouse, Inc.(b)	787,541	10,442,794

Security & Alarm Services–0.58%
Corrections Corp. of America(b)	226,589	5,055,201

Semiconductors–5.45%
Altera Corp.	332,595	8,205,119

Avago Technologies Ltd. (Singapore)(b)	720,047	14,508,947

Broadcom Corp.–Class A	206,114	6,177,236

Cavium Networks, Inc.(b)(c)	375,551	9,065,801

Marvell Technology Group Ltd.(b)	150,702	2,402,190

Xilinx, Inc.	305,438	7,376,328

		47,735,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Dynamics Fund

	Shares	Value

Specialty Chemicals–2.68%
Albemarle Corp.	285,088	$11,429,178

Lubrizol Corp. (The)	129,119	12,048,094

		23,477,272

Specialty Stores–1.17%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	451,928	10,236,169

Systems Software–2.58%
Check Point Software Technologies Ltd. (Israel)(b)	316,927	11,057,583

Rovi Corp.(b)	265,733	11,562,043

		22,619,626

Trading Companies & Distributors–0.74%
Fastenal Co.	142,205	6,437,620

Trucking–2.01%
J.B. Hunt Transport Services, Inc.	313,168	10,253,120

Knight Transportation, Inc.	391,375	7,373,505

		17,626,625

Wireless Telecommunication Services–1.29%
Crown Castle International Corp.(b)	274,237	11,276,625

Total Common Stocks & Other Equity Interests (Cost $807,134,442)		813,411,447

Money Market Funds–6.54%
Liquid Assets Portfolio–Institutional Class(e)	28,658,538	28,658,538

Premier Portfolio–Institutional Class(e)	28,658,539	28,658,539

Total Money Market Funds (Cost $57,317,077)		57,317,077

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.41% (Cost $864,451,519)		870,728,524

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.90%
Liquid Assets Portfolio–Institutional Class (Cost $7,862,226)(e)(f)	7,862,226	7,862,226

TOTAL INVESTMENTS–100.31% (Cost $872,313,745)		878,590,750

OTHER ASSETS LESS LIABILITIES–(0.31)%		(2,728,099)

NET ASSETS–100.00%		$875,862,651

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $14,299,790, which represented 1.63% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets
as of August 31, 2010

Information Technology	20.2%

Consumer Discretionary	19.4

Industrials	18.7

Health Care	14.5

Energy	6.7

Financials	5.9

Materials	2.9

Consumer Staples	2.5

Telecommunication Services	1.3

Utilities	0.8

Money Market Funds Plus Other Assets Less Liabilities	7.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Dynamics Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $807,134,442)*	$813,411,447

Investments in affiliated money market funds, at value and cost	65,179,303

Total investments, at value (Cost $872,313,745)	878,590,750

Foreign currencies, at value (Cost $30)	31

Receivables for:
Investments sold	17,784,982

Fund shares sold	225,315

Dividends	503,309

Investment for trustee deferred compensation and retirement plans	167,877

Other assets	71,142

Total assets	897,343,406

Liabilities:
Payables for:
Investments purchased	9,376,092

Fund shares reacquired	2,866,357

Collateral upon return of securities loaned	7,862,226

Accrued fees to affiliates	947,646

Accrued other operating expenses	88,742

Trustee deferred compensation and retirement plans	339,692

Total liabilities	21,480,755

Net assets applicable to shares outstanding	$875,862,651

Net assets consist of:
Shares of beneficial interest	$3,194,203,083

Undistributed net investment income (loss)	(757,610)

Undistributed net realized gain (loss)	(2,323,858,943)

Unrealized appreciation	6,276,121

$875,862,651

Net Assets:
Class A	$110,891,977

Class B	$12,665,752

Class C	$15,434,546

Class R	$2,380,186

Class Y	$9,669,603

Investor Class	$636,514,046

Institutional Class	$88,306,541

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,410,338

Class B	779,951

Class C	969,117

Class R	139,306

Class Y	556,331

Investor Class	36,795,043

Institutional Class	4,891,242

Class A:
Net asset value per share	$17.30

Maximum offering price per share
(Net asset value of $17.30 divided by 94.50%)	$18.31

Class B:
Net asset value and offering price per share	$16.24

Class C:
Net asset value and offering price per share	$15.93

Class R:
Net asset value and offering price per share	$17.09

Class Y:
Net asset value and offering price per share	$17.38

Investor Class:
Net asset value and offering price per share	$17.30

Institutional Class:
Net asset value and offering price per share	$18.05

*	At August 31, 2010, securities with an aggregate value of $7,642,705 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Dynamics Fund

Statement of Operations

For six months ended August 31, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $37,138)	$5,179,842

Dividends from affiliated money market funds (includes securities lending income of $44,681)	65,628

Total investment income	5,245,470

Expenses:
Advisory fees	2,801,068

Administrative services fees	146,921

Custodian fees	21,195

Distribution fees:
Class A	160,534

Class B	78,570

Class C	91,804

Class R	6,825

Investor Class	922,302

Transfer agent fees — A, B, C, R, Y and Investor	1,264,352

Transfer agent fees — Institutional	49,521

Trustees’ and officers’ fees and benefits	23,349

Other	164,918

Total expenses	5,731,359

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(20,208)

Net expenses	5,711,151

Net investment income (loss)	(465,681)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $6,669,134)	78,981,042

Foreign currencies	(70,518)

78,910,524

Change in net unrealized appreciation (depreciation) of:
Investment securities	(127,577,201)

Foreign currencies	(1,171)

(127,578,372)

Net realized and unrealized gain (loss)	(48,667,848)

Net increase (decrease) in net assets resulting from operations	$(49,133,529)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Dynamics Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months	Seven months	Year
	ended	ended	ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income (loss)	$(465,681)	$(3,089,700)	$(5,859,756)

Net realized gain (loss)	78,910,524	75,794,435	(329,277,494)

Change in net unrealized appreciation (depreciation)	(127,578,372)	95,135,889	(50,121,889)

Net increase (decrease) in net assets resulting from operations	(49,133,529)	167,840,624	(385,259,139)

Share transactions–net:
Class A	(6,189,428)	(12,399,395)	(24,953,856)

Class B	(3,011,367)	(3,359,698)	(10,397,817)

Class C	(2,546,796)	(160,988)	(5,336,266)

Class R	(125,683)	(131,291)	(650,552)

Class Y	3,597,621	(36,845)	6,609,581

Investor Class	(79,467,296)	(85,062,738)	(117,202,156)

Institutional Class	(7,850,585)	2,211,824	(71,892,634)

Net increase (decrease) in net assets resulting from share transactions	(95,593,534)	(98,939,131)	(223,823,700)

Net increase (decrease) in net assets	(144,727,063)	68,901,493	(609,082,839)

Net assets:
Beginning of period	1,020,589,714	951,688,221	1,560,771,060

End of period (includes undistributed net investment income (loss) of $(757,610) $(291,929) and $(647,120), respectively)	$875,862,651	$1,020,589,714	$951,688,221

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Dynamics Fund, formerly AIM Dynamics Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

10        Invesco Dynamics Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

11        Invesco Dynamics Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

12        Invesco Dynamics Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. The adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $17,714.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $913.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $8,855 in front-end sales commissions from the sale of Class A shares and $8, $10,643, $926 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

13        Invesco Dynamics Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$853,018,519	$11,272,441	$14,299,790	$878,590,750

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2010, the Fund engaged in securities purchases of $46,196,954 and securities sales of $22,442,116, which resulted in net realized gains of $6,669,134.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended August 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,581.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $3,461 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

14        Invesco Dynamics Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$2,054,734,988

February 28, 2017	221,384,880

February 28, 2018	126,589,388

Total capital loss carryforward	$2,402,709,256

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $425,946,637 and $563,678,384, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$96,044,561

Aggregate unrealized (depreciation) of investment securities	(89,827,767)

Net unrealized appreciation of investment securities	$6,216,794

Cost of investments for tax purposes is $872,373,956.

15        Invesco Dynamics Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	927,233	$17,896,543	637,134	$11,074,150	2,753,255	$37,135,798

Class B	70,632	1,304,927	68,475	1,139,917	322,082	3,988,481

Class C	68,483	1,219,511	124,923	2,019,960	208,675	2,597,033

Class R	20,282	379,952	32,458	555,114	68,491	940,487

Class Y(b)	232,398	4,536,001	9,933	172,405	581,189	9,007,387

Investor Class	1,741,754	33,094,116	2,185,522	37,526,429	4,659,505	64,549,183

Institutional Class	573,564	10,964,551	1,111,247	19,015,783	916,336	13,157,867

Automatic conversion of Class B shares to Class A shares:
Class A	125,685	2,376,591	124,357	2,125,878	442,948	6,140,645

Class B	(133,647)	(2,376,591)	(131,689)	(2,125,878)	(466,119)	(6,140,645)

Reacquired:
Class A(b)	(1,423,333)	(26,462,562)	(1,494,823)	(25,599,423)	(5,125,712)	(68,230,299)

Class B	(111,108)	(1,939,703)	(146,000)	(2,373,737)	(650,054)	(8,245,653)

Class C	(218,922)	(3,766,307)	(139,661)	(2,180,948)	(621,240)	(7,933,299)

Class R	(27,527)	(505,635)	(40,915)	(686,405)	(109,163)	(1,591,039)

Class Y	(51,354)	(938,380)	(12,013)	(209,250)	(203,822)	(2,397,806)

Investor Class(b)	(6,042,135)	(112,561,412)	(7,155,673)	(122,589,167)	(13,038,359)	(181,751,339)

Institutional Class	(968,863)	(18,815,136)	(940,628)	(16,803,959)	(4,606,934)	(85,050,501)

Net increase (decrease) in share activity	(5,216,858)	$(95,593,534)	(5,767,353)	$(98,939,131)	(14,868,922)	$(223,823,700)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	524,895	$8,251,352

Class A	(503,942)	(7,921,977)

Investor Class	(20,953)	(329,375)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until the convert.

16        Invesco Dynamics Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	(losses) on					net assets		assets without		investment
	value,	investment	securities (both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 08/31/10	$18.28	$(0.01)	$(0.97)	$(0.98)	$17.30	(5.36)%	$110,892	1.15	%(d)	1.15	%(d)	(0.11	)%(d)	44%
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	18.28	18.32	123,940	1.12	(e)	1.12	(e)	(0.55	)(e)	38
Year ended 07/31/09	20.41	(0.09)	(4.87)	(4.96)	15.45	(24.30)	116,128	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.10)	(3.20)	20.41	(13.55)	192,706	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.86	(0.11)	4.86	4.75	23.61	25.18	218,469	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.05)	1.20	1.15	18.86	6.49	135,778	1.06		1.06		(0.24)		120

Class B
Six months ended 08/31/10	17.22	(0.08)	(0.90)	(0.98)	16.24	(5.69)	12,666	1.90	(d)	1.90	(d)	(0.86	)(d)	44
Seven months ended 02/28/10	14.63	(0.12)	2.71	2.59	17.22	17.70	16,431	1.87	(e)	1.87	(e)	(1.30	)(e)	38
Year ended 07/31/09	19.45	(0.19)	(4.63)	(4.82)	14.63	(24.78)	17,015	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.68	(0.26)	(2.97)	(3.23)	19.45	(14.24)	38,079	1.80		1.80		(1.20)		112
Year ended 07/31/07	18.25	(0.26)	4.69	4.43	22.68	24.28	63,742	1.78		1.78		(1.24)		99
Year ended 07/31/06	17.27	(0.19)	1.17	0.98	18.25	5.67	64,434	1.81		1.81		(0.99)		120

Class C
Six months ended 08/31/10	16.89	(0.08)	(0.88)	(0.96)	15.93	(5.68)	15,435	1.90	(d)	1.90	(d)	(0.86	)(d)	44
Seven months ended 02/28/10	14.34	(0.12)	2.67	2.55	16.89	17.78	18,911	1.87	(e)	1.87	(e)	(1.30	)(e)	38
Year ended 07/31/09	19.08	(0.18)	(4.56)	(4.74)	14.34	(24.84)	16,271	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.25	(0.26)	(2.91)	(3.17)	19.08	(14.25)	29,517	1.80		1.80		(1.20)		112
Year ended 07/31/07	17.90	(0.26)	4.61	4.35	22.25	24.30	37,089	1.78		1.78		(1.24)		99
Year ended 07/31/06	16.93	(0.18)	1.15	0.97	17.90	5.73	32,577	1.81		1.81		(0.99)		120

Class R
Six months ended 08/31/10	18.08	(0.03)	(0.96)	(0.99)	17.09	(5.48)	2,380	1.40	(d)	1.40	(d)	(0.36	)(d)	44
Seven months ended 02/28/10	15.31	(0.08)	2.85	2.77	18.08	18.09	2,649	1.37	(e)	1.37	(e)	(0.80	)(e)	38
Year ended 07/31/09	20.26	(0.12)	(4.83)	(4.95)	15.31	(24.43)	2,373	1.46		1.46		(0.87)		104
Year ended 07/31/08	23.51	(0.16)	(3.09)	(3.25)	20.26	(13.82)	3,965	1.30		1.30		(0.70)		112
Year ended 07/31/07	18.82	(0.16)	4.85	4.69	23.51	24.92	4,374	1.28		1.28		(0.74)		99
Year ended 07/31/06(f)	17.05	(0.07)	1.84	1.77	18.82	10.38	2,430	1.33	(e)	1.33	(e)	(0.51	)(e)	120

Class Y
Six months ended 08/31/10	18.34	0.01	(0.97)	(0.96)	17.38	(5.23)	9,670	0.90	(d)	0.90	(d)	0.14	(d)	44
Seven months ended 02/28/10	15.48	(0.03)	2.89	2.86	18.34	18.47	6,883	0.87	(e)	0.87	(e)	(0.30	)(e)	38
Year ended 07/31/09(f)	15.72	(0.04)	(0.20)	(0.24)	15.48	(1.53)	5,843	1.00	(e)	1.00	(e)	(0.41	)(e)	104

Investor Class
Six months ended 08/31/10	18.28	(0.01)	(0.97)	(0.98)	17.30	(5.36)	636,514	1.15	(d)	1.15	(d)	(0.11	)(d)	44
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	18.28	18.32	751,148	1.12	(e)	1.12	(e)	(0.55	)(e)	38
Year ended 07/31/09	20.40	(0.09)	(4.86)	(4.95)	15.45	(24.26)	711,934	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.11)	(3.21)	20.40	(13.60)	1,110,821	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.85	(0.11)	4.87	4.76	23.61	25.25	1,560,651	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.04)	1.18	1.14	18.85	6.44	1,530,105	1.06		1.06		(0.24)		120

Institutional Class
Six months ended 08/31/10	19.03	0.03	(1.01)	(0.98)	18.05	(5.15)	88,307	0.72	(d)	0.72	(d)	0.32	(d)	44
Seven months ended 02/28/10	16.05	(0.01)	2.99	2.98	19.03	18.57	100,629	0.67	(e)	0.67	(e)	(0.10	)(e)	38
Year ended 07/31/09	21.08	(0.02)	(5.01)	(5.03)	16.05	(23.86)	82,123	0.72		0.72		(0.13)		104
Year ended 07/31/08	24.31	(0.02)	(3.21)	(3.23)	21.08	(13.29)	185,683	0.66		0.66		(0.06)		112
Year ended 07/31/07	19.33	(0.02)	5.00	4.98	24.31	25.76	168,767	0.64		0.64		(0.10)		99
Year ended 07/31/06	18.08	0.03	1.22	1.25	19.33	6.91	66,829	0.63		0.63		0.19		120

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $127,380, $15,586, $18,211, $2,708, $10,157, $731,826 and $100,425 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y, respectively.

17        Invesco Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$946.40	$5.64	$1,019.41	$5.85	1.15%

B	1,000.00	942.50	9.30	1,015.63	9.65	1.90

C	1,000.00	943.20	9.31	1,015.63	9.65	1.90

R	1,000.00	945.20	6.86	1,018.15	7.12	1.40

Y	1,000.00	947.70	4.42	1,020.67	4.58	0.90

Investor	1,000.00	946.40	5.64	1,019.41	5.85	1.15

Institutional	1,000.00	948.00	3.54	1,021.58	3.67	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18        Invesco Dynamics Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Dynamics Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

19        Invesco Dynamics Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Mid-Cap Growth Funds Index. The Board noted that the performance of Investor Class shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Investor Class shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that Invesco Advisers indicated that much of the underperformance was concentrated in the second half of 2007 as a result of financial sector stock selection. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Investor Class shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund. The Board also noted that the Fund’s effective fee rate was above the effective sub-advisor fee rate of another mutual fund sub-advised by Invesco Advisers.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

20        Invesco Dynamics Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@ sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-DYN-SAR-1	Invesco Distributors, Inc.

Invesco Global Real Estate Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
18	Financial Highlights
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.23%

Class B Shares	5.75

Class C Shares	5.86

Class R Shares	6.10

Class Y Shares	6.46

Institutional Class Shares	6.60

MSCI World Index▼ (Broad Market Index)	-3.48

FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	7.48

Lipper Global Real Estate Funds Category Average▼ (Peer Group)	6.77

▼Lipper Inc.; ■Invesco, Bloomberg L.P.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
     The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
2	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	1.72%

5 Years	0.14

1 Year	6.41

Class B Shares

Inception (4/29/05)	1.89%

5 Years	0.20

1 Year	6.74

Class C Shares

Inception (4/29/05)	2.07%

5 Years	0.56

1 Year	10.85

Class R Shares

Inception (4/29/05)	2.57%

5 Years	1.06

1 Year	12.37

Class Y Shares

Inception	2.93%

5 Years	1.42

1 Year	13.02

Institutional Class Shares

Inception (4/29/05)	3.27%

5 Years	1.76

1 Year	13.18
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	0.00%

5 Years	-0.83

1 Year	12.78

Class B Shares

Inception (4/29/05)	0.18%

5 Years	-0.80

1 Year	13.41

Class C Shares

Inception (4/29/05)	0.34%

5 Years	-0.46

1 Year	17.41

Class R Shares

Inception (4/29/05)	0.86%

5 Years	0.05

1 Year	19.11

Class Y Shares

Inception	1.19%

5 Years	0.38

1 Year	19.52

Institutional Class Shares

Inception (4/29/05)	1.52%

5 Years	0.71

1 Year	19.85
or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

3	Invesco Global Real Estate Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

4	Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2010
(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.96%
Australia–9.55%
CFS Retail Property Trust	3,812,693	$6,577,486

Goodman Group	15,891,432	9,034,388

ING Office Fund	6,409,177	3,433,312

Mirvac Group	3,339,938	4,006,443

Stockland	3,436,887	12,083,960

Westfield Group	2,426,409	27,092,568

		62,228,157

Austria–0.32%
Conwert Immobilien Invest S.E.	177,824	2,054,678

Brazil–0.43%
Aliansce Shopping Centers S.A.	60,100	405,230

BR Properties S.A.	102,900	819,801

BR Properties S.A.(a)	43,800	348,953

Multiplan Empreendimentos Imobiliarios S.A.	66,000	1,241,071

		2,815,055

Canada–2.70%
Boardwalk REIT	47,500	1,987,636

Canadian REIT	262,800	7,687,196

Cominar REIT	177,100	3,413,695

Morguard REIT	176,000	2,242,943

Primaris Retail REIT	124,100	2,239,530

		17,571,000

China–1.26%
Agile Property Holdings Ltd.	3,670,000	4,315,524

KWG Property Holding Ltd.	1,089,000	764,101

Renhe Commercial Holdings Co. Ltd.	11,230,000	2,223,277

Shimao Property Holdings Ltd.	554,500	904,011

		8,206,913

Finland–0.35%
Citycon Oyj	34,013	114,909

Sponda Oyj	573,934	2,191,197

		2,306,106

France–5.38%
Gecina S.A.	27,450	2,727,736

Klepierre	277,047	8,436,347

Mercialys	112,274	3,670,262

Societe Immobiliere de Location pour I’Industrie et le Commerce	32,721	3,598,652

Unibail-Rodamco S.E.(b)	88,304	16,599,675

		35,032,672

Germany–0.02%
Deutsche Euroshop AG	4,892	144,850

Hong Kong–14.52%
China Overseas Land & Investment Ltd.	4,939,330	10,586,860

China Resources Land Ltd.	1,097,900	2,108,390

Hang Lung Properties Ltd.	2,316,000	10,346,330

Henderson Land Development Co. Ltd.	394,000	2,424,132

Hongkong Land Holdings Ltd.	2,208,000	11,856,960

Kerry Properties Ltd.	1,125,400	5,671,343

Link REIT (The)	1,409,500	4,113,239

New World Development Co., Ltd.	1,330,000	2,143,698

Sino Land Co. Ltd.	1,384,000	2,424,100

Sun Hung Kai Properties Ltd.	2,363,000	33,311,959

Wharf (Holdings) Ltd. (The)	1,787,000	9,614,196

		94,601,207

Italy–0.05%
Beni Stabili S.p.A.	437,281	348,589

Japan–9.73%
Advance Resident Investment REIT	689	1,074,384

AEON Mall Co., Ltd.	87,300	2,001,426

Japan Prime Realty Investment Corp.	1,268	2,827,002

Japan Real Estate Investment Corp.	460	4,089,592

Japan Retail Fund Investment Corp.	2,241	3,003,650

Kenedix Realty Investment Corp.	466	1,630,806

Mitsubishi Estate Co. Ltd.	1,256,000	18,837,121

Mitsui Fudosan Co., Ltd.	1,051,000	17,119,408

Nippon Building Fund Inc.	159	1,347,554

NTT Urban Development Corp.	3,038	2,378,959

Sumitomo Realty & Development Co., Ltd.	475,000	9,098,988

		63,408,890

Luxembourg–0.18%
ProLogis European Properties(b)	196,669	1,161,910

Malta–0.00%
BGP Holdings PLC(b)	10,349,872	0

Netherlands–1.50%
Corio N.V.	119,657	6,869,028

Eurocommercial Properties N.V.(b)	76,310	2,930,666

		9,799,694

Singapore–4.98%
CapitaCommercial Trust	2,675,000	2,768,982

Capitaland Ltd.	3,363,500	9,746,116

CapitaMall Trust	5,505,563	7,879,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Global Real Estate Fund

	Shares	Value

Singapore–(continued)

CapitaMalls Asia Ltd.	1,175,000	$1,825,934

City Developments Ltd.	147,000	1,186,411

Keppel Land Ltd.	1,666,000	4,781,559

Suntec REIT	4,034,000	4,225,953

		32,414,551

Sweden–0.55%
Castellum A.B.	350,675	3,587,100

Switzerland–1.01%
Swiss Prime Site AG(b)	101,089	6,589,513

United Kingdom–5.57%
Big Yellow Group PLC	558,440	2,490,601

British Land Co. PLC	870,141	6,092,010

Derwent London PLC	138,495	2,986,586

Hammerson PLC	1,064,948	5,858,738

Hansteen Holdings PLC	1,852,866	1,827,597

Land Securities Group PLC	903,730	8,477,358

Segro PLC	832,300	3,439,303

Shaftesbury PLC	495,757	3,160,904

Unite Group PLC(b)	681,379	1,965,042

		36,298,139

United States–40.85%
Acadia Realty Trust	152,739	2,740,138

Alexandria Real Estate Equities, Inc.	106,744	7,404,831

AMB Property Corp.	168,626	4,011,613

AvalonBay Communities, Inc.	75,708	7,965,996

BioMed Realty Trust, Inc.	135,100	2,308,859

Boston Properties, Inc.	102,663	8,356,768

Brookfield Properties Corp.	358,733	5,143,994

Camden Property Trust	237,617	10,873,354

Corporate Office Properties Trust	56,600	2,043,260

DCT Industrial Trust Inc.	535,959	2,481,490

DiamondRock Hospitality Co.(b)	289,724	2,537,982

Digital Realty Trust, Inc.	196,882	11,669,196

Equity Residential	313,025	14,345,936

Essex Property Trust, Inc.	89,335	9,448,963

HCP, Inc.	93,200	3,282,504

Health Care REIT, Inc.	257,685	11,838,049

Highwoods Properties, Inc.	140,600	4,397,968

Host Hotels & Resorts Inc.	799,372	10,495,754

Kilroy Realty Corp.	162,469	5,054,411

LaSalle Hotel Properties	86,900	1,830,983

Liberty Property Trust	287,326	8,726,091

Macerich Co. (The)	224,071	9,281,021

Marriott International Inc.–Class A	141,037	4,514,594

Mid-America Apartment Communities, Inc.	23,800	1,343,986

National Retail Properties Inc.	119,700	2,915,892

Nationwide Health Properties, Inc.	164,466	6,327,007

OMEGA Healthcare Investors, Inc.	133,200	2,857,140

Piedmont Office Realty Trust Inc.–Class A(b)	184,700	3,391,092

ProLogis	481,047	5,219,360

Public Storage	111,178	10,897,668

Regency Centers Corp.	252,383	9,201,884

Retail Opportunity Investments Corp.	160,209	1,513,975

Senior Housing Properties Trust	385,822	9,066,817

Simon Property Group, Inc.	327,440	29,616,948

SL Green Realty Corp.	53,812	3,243,787

Sovran Self Storage, Inc.	40,600	1,533,462

Tanger Factory Outlet Centers, Inc.	67,442	3,117,169

Ventas, Inc.	160,271	8,095,288

Vornado Realty Trust	168,311	13,643,290

Washington Real Estate Investment Trust	108,700	3,330,568

		266,069,088

Total Common Stocks & Other Equity Interests (Cost $565,922,373)		644,638,112

Money Market Funds–0.31%
Liquid Assets Portfolio–Institutional Class(c)	1,018,846	1,018,846

Premier Portfolio–Institutional Class(c)	1,018,846	1,018,846

Total Money Market Funds (Cost $2,037,692)		2,037,692

TOTAL INVESTMENTS–99.28% (Cost $567,960,065)		646,675,804

OTHER ASSETS LESS LIABILITIES–0.72%		4,719,118

NET ASSETS–100.00%		$651,394,922

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investment:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2010 represented 0.05% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Global Real Estate Fund

Portfolio Composition

By country, based on Net Assets
as of August 31, 2010

United States	40.8%

Hong Kong	14.5

Japan	9.7

Australia	9.6

United Kingdom	5.6

France	5.4

Singapore	5.0

Canada	2.7

Countries each less than 2.0% of portfolio	5.7

Money Market Funds Plus Other Assets Less Liabilities	1.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $565,922,373)	$644,638,112

Investments in affiliated money market funds, at value and cost	2,037,692

Total investments, at value (Cost $567,960,065)	646,675,804

Cash	186,283

Foreign currencies, at value (Cost $3,369,120)	3,355,597

Receivables for:
Investments sold	3,363,104

Fund shares sold	664,271

Dividends	1,041,236

Investment for trustee deferred compensation and retirement plans	10,184

Other assets	71,494

Total assets	655,367,973

Liabilities:
Payables for:
Investments purchased	2,380,734

Fund shares reacquired	903,100

Accrued fees to affiliates	522,395

Accrued other operating expenses	128,564

Trustee deferred compensation and retirement plans	38,258

Total liabilities	3,973,051

Net assets applicable to shares outstanding	$651,394,922

Net assets consist of:
Shares of beneficial interest	$862,162,430

Undistributed net investment income	(7,377,721)

Undistributed net realized gain (loss)	(282,080,571)

Unrealized appreciation	78,690,784

$651,394,922

Net Assets:
Class A	$241,417,919

Class B	$14,114,925

Class C	$39,019,741

Class R	$10,114,455

Class Y	$137,652,398

Institutional Class	$209,075,484

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	25,366,222

Class B	1,486,316

Class C	4,107,303

Class R	1,063,328

Class Y	14,447,122

Institutional Class	21,974,978

Class A:
Net asset value per share	$9.52

Maximum offering price per share
(Net asset value of $9.52 divided by 94.50%)	$10.07

Class B:
Net asset value and offering price per share	$9.50

Class C:
Net asset value and offering price per share	$9.50

Class R:
Net asset value and offering price per share	$9.51

Class Y:
Net asset value and offering price per share	$9.53

Institutional Class:
Net asset value and offering price per share	$9.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $395,733)	$12,855,691

Dividends from affiliated money market funds	4,635

Total investment income	12,860,326

Expenses:
Advisory fees	2,384,542

Administrative services fees	99,144

Custodian fees	133,503

Distribution fees:
Class A	301,000

Class B	73,456

Class C	199,029

Class R	25,147

Transfer agent fees — A, B, C, R and Y	833,424

Transfer agent fees — Institutional	33,271

Trustees’ and officers’ fees and benefits	19,459

Other	185,676

Total expenses	4,287,651

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(7,444)

Net expenses	4,280,207

Net investment income	8,580,119

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	529,782

Foreign currencies	(245,368)

284,414

Change in net unrealized appreciation (depreciation) of:
Investment securities	30,333,783

Foreign currencies	(9,094)

30,324,689

Net realized and unrealized gain	30,609,103

Net increase in net assets resulting from operations	$39,189,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010
(Unaudited)

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$8,580,119	$5,604,908	$9,469,576

Net realized gain	284,414	(13,255,599)	(190,170,240)

Change in net unrealized appreciation	30,324,689	61,750,012	22,713,449

Net increase (decrease) in net assets resulting from operations	39,189,222	54,099,321	(157,987,215)

Distributions to shareholders from net investment income:
Class A	(1,555,225)	(5,901,435)	(2,828,423)

Class B	(42,077)	(333,932)	(89,502)

Class C	(113,288)	(848,789)	(211,777)

Class R	(52,913)	(219,618)	(52,466)

Class Y	(1,022,933)	(3,115,320)	(162,576)

Institutional Class	(1,749,248)	(3,790,875)	(743,157)

Total distributions from net investment income	(4,535,684)	(14,209,969)	(4,087,901)

Distributions to shareholders from net realized gains:
Class A	—	—	(299,495)

Class B	—	—	(23,910)

Class C	—	—	(56,178)

Class R	—	—	(6,832)

Class Y	—	—	(495)

Institutional Class	—	—	(47,347)

Total distributions from net realized gains	—	—	(434,257)

Share transactions–net:
Class A	(5,523,133)	5,570,930	(59,078,019)

Class B	(1,460,679)	(1,493,592)	(7,479,613)

Class C	(2,065,213)	(466,460)	(16,726,250)

Class R	354,012	1,008,046	2,129,794

Class Y	8,055,208	64,640,561	41,974,888

Institutional Class	11,457,633	88,686,405	39,394,943

Net increase (decrease) in net assets resulting from share transactions	10,817,828	157,945,890	(215,743)

Net increase (decrease) in net assets	45,471,366	197,835,242	(162,293,630)

Net assets:
Beginning of period	605,923,556	408,088,314	570,381,944

End of period (includes undistributed net investment income of $(7,377,721), $(11,422,156) and $(5,623,648), respectively)	$651,394,922	$605,923,556	$408,088,314

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund, formerly AIM Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment

10        Invesco Global Real Estate Fund

Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses)

11        Invesco Global Real Estate Fund

on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to

12        Invesco Global Real Estate Fund

the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $6,454.

13        Invesco Global Real Estate Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $412.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $7,900 in front-end sales commissions from the sale of Class A shares and $0, $17,454 and $3,097 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$—	$62,228,157	$—	$62,228,157

Austria	—	2,054,678	—	2,054,678

Brazil	2,815,055	—	—	2,815,055

Canada	17,571,000	—	—	17,571,000

China	2,223,276	5,983,637	—	8,206,913

Finland	—	2,306,106	—	2,306,106

France	3,670,262	31,362,410	—	35,032,672

Germany	144,850	—	—	144,850

Hong Kong	41,602,069	52,999,138	—	94,601,207

14        Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total

Italy	$—	$348,589	$—	$348,589

Japan	11,884,821	51,524,069	—	63,408,890

Luxembourg	1,161,910	—	—	1,161,910

Netherlands	6,869,028	2,930,666	—	9,799,694

Singapore	13,291,960	19,122,591	—	32,414,551

Sweden	—	3,587,100	—	3,587,100

Switzerland	6,589,513	—	—	6,589,513

United Kingdom	18,362,007	17,936,132	—	36,298,139

United States	268,106,780	—	—	268,106,780

Total Investments	$394,292,531	$252,383,273	$—	$646,675,804

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $578.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,756 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of July 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$(122,895,674)

February 28, 2018	(111,447,142)

Total capital loss carryforward	$(234,342,816)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

15        Invesco Global Real Estate Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $258,325,901 and $238,537,489, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$39,402,961

Aggregate unrealized (depreciation) of investment securities	(16,669,083)

Net unrealized appreciation of investment securities	$22,733,878

Cost of investments for tax purposes is $623,941,926.

16        Invesco Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,343,380	$31,491,737	4,535,320	$41,273,207	9,573,707	$75,027,647

Class B	58,260	550,171	84,501	760,043	151,418	1,227,483

Class C	293,141	2,771,217	597,323	5,406,216	959,831	7,645,777

Class R	235,367	2,197,018	311,574	2,835,400	544,463	3,975,666

Class Y(b)	2,887,708	27,200,173	8,476,504	76,304,679	7,089,627	46,426,201

Institutional Class	2,518,811	23,238,976	11,120,454	99,107,259	6,739,484	51,167,511

Issued as reinvestment of dividends:
Class A	148,278	1,397,662	552,668	5,083,818	360,241	2,820,518

Class B	4,159	39,042	32,975	302,741	13,594	103,571

Class C	11,029	103,596	83,292	764,659	31,863	244,436

Class R	5,621	52,894	23,882	219,538	7,914	59,219

Class Y	104,189	981,479	325,821	3,000,138	23,120	148,106

Institutional Class	159,305	1,498,743	336,870	3,098,178	98,043	749,803

Automatic conversion of Class B shares to Class A shares:
Class A	60,068	567,713	74,984	676,118	210,709	1,595,244

Class B	(58,771)	(567,713)	(75,057)	(676,118)	(210,923)	(1,595,244)

Reacquired:(c)
Class A(b)	(4,156,085)	(38,980,245)	(4,583,264)	(41,462,213)	(18,623,841)	(138,521,428)

Class B	(161,793)	(1,482,179)	(208,390)	(1,880,258)	(964,567)	(7,215,423)

Class C	(529,282)	(4,940,026)	(732,752)	(6,637,335)	(3,298,877)	(24,616,463)

Class R	(205,709)	(1,895,900)	(225,281)	(2,046,892)	(243,898)	(1,905,091)

Class Y	(2,144,826)	(20,126,444)	(1,621,956)	(14,664,256)	(693,065)	(4,599,419)

Institutional Class	(1,420,638)	(13,280,086)	(1,463,961)	(13,519,032)	(1,544,318)	(12,522,371)

Net increase in share activity	1,152,212	$10,817,828	17,645,507	$157,945,890	224,525	$215,743

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	43,776	$419,372

Class A	(43,776)	(419,372)

(c)	Net of redemption fees of $7,944, $23,428 and $13,115 allocated among the classes based on relative net assets of each class for the six months ended August 31, 2010, seven months ended February 28, 2010 and year ended July 31, 2009 respectively.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

17        Invesco Global Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 08/31/10	$9.01	$0.12	(d)	$0.45	$0.57	$(0.06)	$—	$(0.06)	$9.52	6.34%	$241,418	1.50	%(e)	1.50	%(e)	2.50	%(e)	38%
Seven months ended 02/28/10	8.22	0.09	(d)	0.93	1.02	(0.23)	—	(0.23)	9.01	12.36	233,895	1.40	(f)	1.40	(f)	1.68	(f)	46
Year ended 07/31/09	11.54	0.22	(d)	(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(27.79)	208,752	1.59		1.59		2.79		78
Year ended 07/31/08	14.88	0.23	(d)	(2.19)	(1.96)	(0.90)	(0.48)	(1.38)	11.54	(14.46)	390,981	1.38		1.38		1.66		59
Year ended 07/31/07	13.50	0.18	(d)	1.83	2.01	(0.47)	(0.16)	(0.63)	14.88	14.88	481,099	1.36		1.36		1.12		46
Year ended 07/31/06	10.99	0.18		2.57	2.75	(0.23)	(0.01)	(0.24)	13.50	25.31	162,427	1.41		1.57		1.39		31

Class B
Six months ended 08/31/10	8.99	0.08	(d)	0.46	0.54	(0.03)	—	(0.03)	9.50	5.97	14,115	2.25	(e)	2.25	(e)	1.75	(e)	38
Seven months ended 02/28/10	8.21	0.05	(d)	0.93	0.98	(0.20)	—	(0.20)	8.99	11.85	14,780	2.15	(f)	2.15	(f)	0.93	(f)	46
Year ended 07/31/09	11.53	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(28.35)	14,870	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.19)	(2.06)	(0.79)	(0.48)	(1.27)	11.53	(15.09)	32,535	2.13		2.13		0.91		59
Year ended 07/31/07	13.49	0.06	(d)	1.83	1.89	(0.36)	(0.16)	(0.52)	14.86	14.02	53,038	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.57	2.66	(0.14)	(0.01)	(0.15)	13.49	24.41	20,860	2.16		2.32		0.64		31

Class C
Six months ended 08/31/10	8.99	0.08	(d)	0.46	0.54	(0.03)	—	(0.03)	9.50	5.97	39,020	2.25	(e)	2.25	(e)	1.75	(e)	38
Seven months ended 02/28/10	8.22	0.05	(d)	0.92	0.97	(0.20)	—	(0.20)	8.99	11.71	38,957	2.15	(f)	2.15	(f)	0.93	(f)	46
Year ended 07/31/09	11.54	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(28.33)	36,020	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.18)	(2.05)	(0.79)	(0.48)	(1.27)	11.54	(15.02)	77,201	2.13		2.13		0.91		59
Year ended 07/31/07	13.50	0.06	(d)	1.82	1.88	(0.36)	(0.16)	(0.52)	14.86	13.93	112,613	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.58	2.67	(0.14)	(0.01)	(0.15)	13.50	24.50	35,932	2.16		2.32		0.64		31

Class R
Six months ended 08/31/10	9.00	0.11	(d)	0.45	0.56	(0.05)	—	(0.05)	9.51	6.22	10,114	1.75	(e)	1.75	(e)	2.25	(e)	38
Seven months ended 02/28/10	8.22	0.08	(d)	0.92	1.00	(0.22)	—	(0.22)	9.00	12.10	9,254	1.65	(f)	1.65	(f)	1.43	(f)	46
Year ended 07/31/09	11.54	0.19	(d)	(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(27.97)	7,545	1.84		1.84		2.54		78
Year ended 07/31/08	14.87	0.19	(d)	(2.17)	(1.98)	(0.87)	(0.48)	(1.35)	11.54	(14.63)	7,032	1.63		1.63		1.41		59
Year ended 07/31/07	13.50	0.14	(d)	1.82	1.96	(0.43)	(0.16)	(0.59)	14.87	14.52	3,610	1.61		1.61		0.87		46
Year ended 07/31/06	10.99	0.15		2.57	2.72	(0.20)	(0.01)	(0.21)	13.50	25.00	1,104	1.66		1.82		1.14		31

Class Y
Six months ended 08/31/10	9.02	0.13	(d)	0.45	0.58	(0.07)	—	(0.07)	9.53	6.46	137,652	1.25	(e)	1.25	(e)	2.75	(e)	38
Seven months ended 02/28/10	8.23	0.10	(d)	0.93	1.03	(0.24)	—	(0.24)	9.02	12.48	122,613	1.15	(f)	1.15	(f)	1.93	(f)	46
Year ended 07/31/09(g)	9.58	0.17	(d)	(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(13.03)	52,830	1.40	(f)	1.40	(f)	2.98	(f)	78

Institutional Class
Six months ended 08/31/10	9.00	0.15	(d)	0.44	0.59	(0.08)	—	(0.08)	9.51	6.60	209,075	0.91	(e)	0.91	(e)	3.09	(e)	38
Seven months ended 02/28/10	8.21	0.11	(d)	0.93	1.04	(0.25)	—	(0.25)	9.00	12.64	186,423	0.91	(f)	0.91	(f)	2.17	(f)	46
Year ended 07/31/09	11.53	0.26	(d)	(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(27.36)	88,071	0.98		0.98		3.40		78
Year ended 07/31/08	14.86	0.28	(d)	(2.16)	(1.88)	(0.97)	(0.48)	(1.45)	11.53	(13.99)	62,633	0.91		0.91		2.13		59
Year ended 07/31/07	13.49	0.25	(d)	1.81	2.06	(0.53)	(0.16)	(0.69)	14.86	15.29	11,289	0.91		0.91		1.57		46
Year ended 07/31/06	10.99	0.23		2.54	2.77	(0.26)	(0.01)	(0.27)	13.49	25.57	9,422	1.09		1.10		1.71		31

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $238,837, $14,571, $39,481, $9,977, $135,503 and $199,330 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008 for Class Y shares.

18        Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,062.30	$7.80	$1,017.64	$7.63	1.50%

B	1,000.00	1,057.50	11.67	1,013.86	11.42	2.25

C	1,000.00	1,058.60	11.67	1,013.86	11.42	2.25

R	1,000.00	1,061.00	9.09	1,016.38	8.89	1.75

Y	1,000.00	1,064.60	6.50	1,018.90	6.36	1.25

Institutional	1,000.00	1,066.00	4.74	1,020.62	4.63	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19        Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Real Estate Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages certain assets of the Fund.
  The Board compared the Fund’s performance during the past one and three calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers

20        Invesco Global Real Estate Fund

or an Affiliated Sub-Adviser and against the Lipper Global Real Estate Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers and two domestic mutual funds sub-advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the mutual fund advised by Invesco Advisers and below the total account fee for the two mutual funds subadvised by Invesco Advisers.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

21        Invesco Global Real Estate Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
     The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
GRE-SAR-1                Invesco Distributors, Inc.

Invesco High Yield Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
25	Financial Highlights
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.48%

Class B Shares	6.09

Class C Shares	6.10

Class Y Shares	6.88

Investor Class Shares	6.49

Institutional Class Shares	6.68

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.81

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	6.62	*

Barclays Capital U.S. Corporate High Yield Index▼ (Former Style-Specific Index)	6.73	*

Lipper High Current Yield Bond Funds Index▼ (Peer Group Index)	5.92

▼	Lipper Inc.

*	The Fund has adopted the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index as its style-specific index because we believe this index more accurately reflects the Fund’s investment strategy.
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.
     The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco High Yield Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales
charges

Class A Shares

Inception (7/11/78)	7.76%

10 Years	3.54

5 Years	5.80

1 Year	15.79

Class B Shares

Inception (9/1/93)	3.95%

10 Years	3.42

5 Years	5.69

1 Year	15.54

Class C Shares

Inception (8/4/97)	1.74%

10 Years	3.25

5 Years	5.98

1 Year	19.29

Class Y Shares

10 Years	4.11%

5 Years	6.96

1 Year	21.73

Investor Class Shares

10 Years	4.06%

5 Years	6.80

1 Year	21.47

Institutional Class Shares

10 Years	4.31%

5 Years	7.26

1 Year	21.60

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)	7.67%

10 Years	2.92

5 Years	5.34

1 Year	20.12

Class B Shares

Inception (9/1/93)	3.74%

10 Years	2.80

5 Years	5.34

1 Year	20.38

Class C Shares

Inception (8/4/97)	1.46%

10 Years	2.66

5 Years	5.58

1 Year	24.13

Class Y Shares

10 Years	3.48%

5 Years	6.50

1 Year	26.30

Investor Class Shares

10 Years	3.45%

5 Years	6.44

1 Year	26.01

Institutional Class Shares

10 Years	3.70%

5 Years	6.86

1 Year	26.49

cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.04%, 1.79%, 1.79%, 0.79%, 1.04% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

3	Invesco High Yield Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

4	Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–89.51%
Advertising–0.19%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 7.88%, 04/15/18(b)	$1,585,000	$1,640,475

Aerospace & Defense–1.10%
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	2,520,000	2,726,325

Bombardier Inc. (Canada), Sr. Notes,
7.50%, 03/15/18(b)	1,160,000	1,236,850

7.75%, 03/15/20(b)	1,745,000	1,875,875

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	2,193,000	2,214,930

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	1,559,000	1,582,385

		9,636,365

Airlines–3.18%
American Airlines, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	902,893	902,893

Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	1,010,906	1,163,805

Continental Airlines Inc., Sr. Sec. Gtd. Notes, 6.75%, 09/15/15(b)	390,000	389,025

Sr. Unsec. Notes, 8.75%, 12/01/11	2,810,000	2,880,250

Series 2000-1, Class C-1, Sec. Sub. Pass Through Ctfs., 8.50%, 05/01/11	556,077	561,638

Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	732,574	706,934

Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	671,800	656,685

Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	601,850	595,831

Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	3,041,863	3,437,306

Series 2009-1, Class B, Global Pass Through Ctfs., 9.25%, 05/10/17	2,025,000	2,132,578

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	886,000	953,557

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	1,477,832	1,492,611

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	2,879,161	2,929,546

UAL Corp., Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19(b)	1,902,291	1,731,085

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	3,215,929	3,585,761

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	2,683,866	2,965,672

United Air Lines Inc., Sr. Sec. Gtd. Notes, 9.88%, 08/01/13(b)	715,000	763,262

		27,848,439

Alternative Carriers–1.52%
Global Crossing UK Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 10.75%, 12/15/14	530,000	551,889

Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15	7,195,000	7,482,800

Intelsat Jackson Holdings S.A. (Bermuda), Sr. Unsec. Gtd. Global Notes, 11.25%, 06/15/16	4,885,000	5,278,731

		13,313,420

Aluminum–1.50%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	6,742,100	6,670,465

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	6,430,000	6,462,150

		13,132,615

Apparel Retail–1.16%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	5,743,000	5,814,787

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	3,540,000	4,009,050

Sr. Unsec. Gtd. Notes, 7.00%, 05/01/20	345,000	362,250

		10,186,087

Apparel, Accessories & Luxury Goods–1.30%
Hanesbrands, Inc., Series B, Sr. Unsec. Gtd. Floating Rate Global Notes, 4.12%, 12/15/14(c)	3,910,000	3,743,825

Levi Strauss & Co., Sr. Unsec. Global Notes,
8.88%, 04/01/16	3,800,000	4,028,000

7.63%, 05/15/20	745,000	760,831

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	3,055,000	2,841,150

		11,373,806

Auto Parts & Equipment–1.02%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	3,365,000	3,634,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco High Yield Fund

	Principal
	Amount	Value

Auto Parts & Equipment–(continued)

Tenneco Inc., Sr. Notes, 7.75%, 08/15/18(b)	$1,150,000	$1,164,375

Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	3,945,000	4,112,662

		8,911,237

Automobile Manufacturers–1.19%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	2,325,000	3,237,562

Sr. Unsec. Global Notes, 7.45%, 07/16/31(d)	2,850,000	2,796,562

Motors Liquidation Co., Sr. Unsec. Global Notes, 7.20%, 01/15/11(d)(e)	6,310,000	1,924,550

Sr. Unsec. Notes, 8.38%, 07/15/33(d)(e)	7,725,000	2,491,313

		10,449,987

Broadcasting–1.31%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	2,155,000	2,136,144

Belo Corp., Sr. Unsec. Notes, 8.00%, 11/15/16	2,250,000	2,393,437

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 9.25%, 12/15/17	3,005,000	3,170,275

Kabel Deutschland GmbH (Germany), Sr. Sec. Gtd. Global Notes, 10.63%, 07/01/14	1,775,000	1,848,219

LIN Television Corp., Sr. Unsec. Gtd. Notes, 8.38%, 04/15/18(b)	1,870,000	1,912,075

		11,460,150

Building Products–4.61%
AMH Holdings Inc., Sr. Unsec. Disc. Global Notes, 11.25%, 03/01/14	8,625,000	8,802,891

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	2,475,000	2,481,187

Sr. Sec. Notes, 7.00%, 02/15/20(b)	3,235,000	3,283,525

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	2,910,000	2,837,250

Goodman Global Group Inc., Sr. Unsec. Disc. Global Notes, 12.48%, 12/15/14(f)	8,395,000	5,372,800

Nortek Inc., Sr. Sec. Gtd. Global Notes, 11.00%, 12/01/13	5,808,732	6,157,256

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	7,115,000	7,364,025

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	2,860,000	2,874,300

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	1,245,000	1,294,800

		40,468,034

Cable & Satellite–1.48%
Cablevision Systems Corp., Sr. Unsec. Notes,
8.63%, 09/15/17(b)	1,890,000	2,060,100

7.75%, 04/15/18	490,000	520,625

8.00%, 04/15/20	325,000	349,375

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	880,000	913,000

9.50%, 04/15/14	2,020,000	2,095,750

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	2,645,000	2,730,962

Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.38%, 10/15/19	1,055,000	1,152,588

Series 1, Sr. Unsec. Gtd. Global Notes, 9.50%, 08/15/16	2,800,000	3,160,500

		12,982,900

Casinos & Gaming–5.32%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	2,153,000	2,182,604

Harrah’s Operating Co. Inc., Sr. Sec. Gtd. Global Notes,
11.25%, 06/01/17	3,810,000	4,105,275

10.00%, 12/15/18	850,000	667,250

Sr. Sec. Notes, 12.75%, 04/15/18(b)	1,940,000	1,779,950

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	3,230,000	2,083,350

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	1,075,000	897,625

MGM Resorts International, Sr. Sec. Global Notes,
10.38%, 05/15/14	1,085,000	1,185,362

11.13%, 11/15/17	1,085,000	1,215,200

Sr. Sec. Gtd. Notes,
13.00%, 11/15/13	2,385,000	2,754,675

9.00%, 03/15/20(b)	665,000	693,263

Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15(b)	1,425,000	1,179,188

Sr. Unsec. Gtd. Global Notes,
6.75%, 09/01/12	6,455,000	5,906,325

6.63%, 07/15/15(d)	4,630,000	3,669,275

Midwest Gaming Borrower LLC/ Midwest Finance Corp., Sr. Sec. Notes, 11.63%, 04/15/16(b)	680,000	685,100

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	3,430,000	3,614,362

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	1,275,000	1,357,875

Seneca Gaming Corp., Sr. Unsec. Global Notes,
7.25%, 05/01/12	1,150,000	1,127,000

Series B, Sr. Unsec. Global Notes, 7.25%, 05/01/12	4,150,000	4,067,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.43%, 02/01/14(b)(c)	$1,790,000	$1,485,700

Sr. Sec. Notes, 9.13%, 02/01/15(b)	3,190,000	2,847,075

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	1,800,000	1,854,000

Sec. Gtd. First Mortgage Notes, 7.75%, 08/15/20(b)	1,270,000	1,285,875

		46,643,329

Coal & Consumable Fuels–0.26%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes,
8.00%, 04/01/17(b)	495,000	527,175

8.25%, 04/01/20(b)	495,000	527,794

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	1,170,000	1,234,350

		2,289,319

Commodity Chemicals–0.22%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	1,880,000	1,896,450

Computer Storage & Peripherals–0.15%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 6.88%, 05/01/20(b)	1,295,000	1,282,050

Construction & Engineering–0.71%
American Residential Services LLC, Sr. Sec. Notes, 12.00%, 04/15/15(b)	1,375,000	1,392,187

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	4,940,000	4,841,200

		6,233,387

Construction Materials–1.32%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	3,390,000	3,270,977

Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15(b)	680,000	614,550

Texas Industries Inc., Sr. Unsec. Gtd. Notes, 9.25%, 08/15/20(b)	3,755,000	3,764,388

U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.38%, 04/01/14(d)(e)	8,215,000	3,902,125

		11,552,040

Construction, Farm Machinery & Heavy Trucks–1.62%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	870,000	922,200

Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	1,795,000	1,884,750

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	730,000	759,200

Esco Corp., Sr. Unsec. Gtd. Notes, 8.63%, 12/15/13(b)	1,235,000	1,267,419

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	5,285,000	5,536,037

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	2,200,000	2,348,500

Terex Corp., Sr. Unsec. Global Notes, 10.88%, 06/01/16	1,320,000	1,465,200

		14,183,306

Consumer Finance–3.80%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	8,252,000	8,190,110

Sr. Unsec. Gtd. Notes,
8.00%, 03/15/20(b)	5,430,000	5,606,475

7.50%, 09/15/20(b)	1,840,000	1,830,800

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Cum. Trust Pfd. Securities, 8.88%, 05/15/40	3,805,000	4,019,031

Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
8.00%, 12/15/16	2,140,000	2,316,550

6.63%, 08/15/17	995,000	1,009,925

8.13%, 01/15/20	6,795,000	7,440,525

KAR Auction Services Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/01/14	1,255,000	1,289,513

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	1,550,000	1,619,750

		33,322,679

Data Processing & Outsourced Services–0.92%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 9.13%, 08/15/13	4,843,000	4,964,075

Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	2,990,000	3,135,762

		8,099,837

Distillers & Vintners–0.19%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	1,600,000	1,684,000

Diversified Banks–0.07%
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	580,000	622,268

Diversified Metals & Mining–0.41%
Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	3,445,000	3,633,372

Diversified Support Services–1.50%
Education Management LLC/Education Management Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/14(d)	1,435,000	1,402,713

Mobile Mini, Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 08/01/14	935,000	972,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco High Yield Fund

	Principal
	Amount	Value

Diversified Support Services–(continued)

Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	$7,665,000	$7,904,531

Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 09/01/16	2,730,000	2,914,275

		13,193,919

Drug Retail–0.37%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Floating Rate Global Notes, 5.75%, 03/15/14(c)	3,335,000	3,214,106

Electric Utilities–0.65%
Elwood Energy LLC, Sr. Sec. Global Notes, 8.16%, 07/05/26	1,786,343	1,661,299

LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	1,527,565	1,275,611

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	3,845,000	2,778,013

		5,714,923

Electrical Components & Equipment–0.21%
Belden Inc., Sr. Gtd. Sub. Notes, 9.25%, 06/15/19(b)	1,695,000	1,839,075

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	500,000	541,250

Environmental & Facilities Services–0.35%
Clean Harbors Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	1,330,000	1,383,200

Energy Solutions Inc./Energy Solutions LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	1,685,000	1,731,337

		3,114,537

Fertilizers & Agricultural Chemicals–0.22%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	1,780,000	1,909,050

Food Retail–0.38%
American Stores Co., Sr. Unsec. Bonds, 8.00%, 06/01/26	1,370,000	1,150,800

New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	2,060,000	1,751,000

SUPERVALU Inc., Sr. Unsec. MTN, 7.50%, 11/15/14	415,000	415,519

		3,317,319

Forest Products–0.08%
Weyerhaeuser Co., Sr. Unsec. Deb., 6.88%, 12/15/33	775,000	743,486

Gas Utilities–0.58%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec. Global Notes, 6.75%, 05/01/14	3,285,000	3,317,850

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	1,715,000	1,809,325

		5,127,175

Health Care Equipment–0.54%
DJO Finance LLC/DJO Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	4,390,000	4,719,250

Health Care Facilities–2.35%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	4,635,000	4,826,194

HCA, Inc., Sec. Gtd. Global Notes, 9.25%, 11/15/16	2,450,000	2,639,875

Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	3,300,000	3,572,250

Sr. Unsec. Global Notes, 6.38%, 01/15/15	1,075,000	1,058,875

Sr. Unsec. Notes,
6.75%, 07/15/13	3,610,000	3,641,587

7.19%, 11/15/15	2,230,000	2,140,800

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 8.13%, 02/15/20	1,245,000	1,266,788

Psychiatric Solutions, Inc., Series 1, Sr. Unsec. Gtd. Sub. Global Notes, 7.75%, 07/15/15	1,390,000	1,438,650

		20,585,019

Health Care Services–0.49%
Omnicare Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 06/01/20	770,000	772,887

Universal Hospital Services Inc., Sr. Sec. PIK Global Notes, 8.50%, 06/01/15	3,470,000	3,496,025

		4,268,912

Health Care Supplies–0.18%
Alere Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	1,545,000	1,556,588

Homebuilding–0.55%
M/I Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/01/12	2,489,000	2,489,000

TOUSA, Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/10(e)	2,875,000	1,789,687

9.00%, 07/01/10(e)	935,000	582,038

		4,860,725

Hotels, Resorts & Cruise Lines–1.01%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	1,765,000	1,800,300

Sr. Unsec. Notes, 7.25%, 03/15/18	2,230,000	2,224,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco High Yield Fund

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–(continued)

Royal Caribbean Cruises Ltd. (Trinidad), Sr. Unsec. Notes, 7.50%, 10/15/27	$2,024,000	$1,819,070

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	2,810,000	2,999,675

		8,843,470

Household Products–0.49%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	4,255,000	4,318,825

Housewares & Specialties–0.48%
Yankee Acquisition Corp., Series B, Sr. Gtd. Global Notes, 8.50%, 02/15/15	4,090,000	4,171,800

Independent Power Producers & Energy Traders–1.45%
AES Corp. (The), Sr. Unsec. Global Notes,
9.75%, 04/15/16	1,830,000	2,045,025

8.00%, 10/15/17	885,000	935,887

AES Red Oak LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	3,868,162	3,964,867

NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/16	2,361,000	2,396,415

7.38%, 01/15/17	3,360,000	3,414,600

		12,756,794

Industrial Conglomerates–0.00%
Aleris International Inc., Sr. Unsec. Gtd. PIK Global Notes, 9.00%, 12/15/14(e)	3,060,000	13,770

Indalex Holding Corp., Series B, Sr. Sec. Gtd. Global Notes, 11.50%, 02/01/14(e)	3,260,000	24,450

		38,220

Industrial Machinery–0.48%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	1,090,000	1,119,975

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 11/01/13	1,130,000	1,155,425

Mueller Water Products Inc., Sr. Unsec. Gtd. Notes, 8.75%, 09/01/20(b)	365,000	369,562

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	1,500,000	1,552,500

		4,197,462

Integrated Telecommunication Services–1.44%
Angel Lux Common S.A. (Denmark), Sr. Sec. Bonds, 8.88%, 05/01/16(b)	2,805,000	2,959,275

Hawaiian Telcom Communications Inc., Series B, Sr. Unsec. Gtd. Global Notes, 9.75%, 05/01/13(e)	5,275,000	69,234

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	3,120,000	3,240,900

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Bonds, 12.00%, 12/01/15(b)	2,630,000	2,781,225

Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	3,255,000	3,582,128

		12,632,762

Internet Software & Services–0.22%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	1,830,000	1,921,500

Investment Banking & Brokerage–0.90%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	3,085,000	3,329,906

E*Trade Financial Corp., Sr. Unsec.
Global Notes, 7.38%, 09/15/13	1,330,000	1,270,150

Sr. Unsec. Notes, 7.88%, 12/01/15	3,470,000	3,287,825

		7,887,881

Leisure Facilities–0.62%
Universal City Development Partners Ltd., Sr. Unsec. Gtd. Notes, 8.88%, 11/15/15(b)	4,985,000	5,084,700

Sr. Unsec. Gtd. Sub. Notes, 10.88%, 11/15/16(b)	320,000	341,200

		5,425,900

Leisure Products–0.04%
Toys R Us Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	365,000	370,475

Life & Health Insurance–0.54%
Aflac Inc., Sr. Unsec. Notes, 6.90%, 12/17/39	2,590,000	2,909,259

Pacific Life Insurance Co., Sub. Notes, 9.25%, 06/15/39(b)	1,420,000	1,834,489

		4,743,748

Life Sciences Tools & Services–0.21%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	1,795,000	1,799,488

Movies & Entertainment–0.83%
AMC Entertainment Inc., Sr. Unsec. Global Notes, 8.75%, 06/01/19	2,090,000	2,170,987

Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 03/01/14	3,154,000	3,138,230

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	1,660,000	1,751,300

Live Nation Entertainment Inc., Sr. Unsec. Notes, 8.13%, 05/15/18(b)	200,000	196,000

		7,256,517

Multi-Line Insurance–2.23%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(c)	3,780,000	3,335,850

Sr. Unsec. Global Notes, 6.25%, 05/01/36	1,005,000	898,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Fund

	Principal
	Amount	Value

Multi-Line Insurance–(continued)

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(c)	$1,330,000	$1,313,635

Sr. Unsec. Global Notes, 5.95%, 10/15/36	1,250,000	1,143,555

Liberty Mutual Group Inc., Sr. Unsec. Bonds, 7.50%, 08/15/36(b)	1,300,000	1,331,340

Sr. Unsec. Notes, 6.70%, 08/15/16(b)	955,000	1,049,271

Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	3,280,000	3,814,420

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	5,485,000	6,657,334

		19,543,624

Office Services & Supplies–0.93%
IKON Office Solutions, Inc., Sr. Unsec. Notes,
6.75%, 12/01/25	4,690,000	4,807,250

7.30%, 11/01/27	3,295,000	3,373,256

		8,180,506

Oil & Gas Drilling–0.05%
Pride International Inc., Sr. Unsec. Notes, 6.88%, 08/15/20	450,000	473,063

Oil & Gas Equipment & Services–1.12%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	3,760,000	3,783,500

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	3,495,000	3,617,325

Offrig Drilling ASA (Norway), Sr. Sec. Bonds, 9.75%, 04/27/11(b)	2,400,000	2,382,054

		9,782,879

Oil & Gas Exploration & Production–6.81%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.38%, 09/15/17	1,850,000	1,836,125

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 12/01/15	3,070,000	2,939,525

8.88%, 02/01/17	2,495,000	2,420,150

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	1,340,000	1,373,500

Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	4,240,000	4,271,800

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	3,275,000	3,414,187

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	1,085,000	1,169,088

Sr. Unsec. Gtd. Notes, 7.38%, 10/01/20(b)	620,000	632,400

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	5,630,000	4,405,475

Denbury Resources Inc., Sr. Gtd. Sub. Notes, 9.75%, 03/01/16	1,960,000	2,170,700

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	630,000	689,063

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	3,535,000	3,552,675

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	6,607,000	6,986,902

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	4,440,000	4,650,900

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	6,300,000	6,544,125

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.75%, 06/15/15	2,375,000	2,419,531

7.63%, 06/01/18	1,760,000	1,793,000

8.63%, 10/15/19	1,410,000	1,480,500

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
7.50%, 05/15/16	1,953,000	2,060,415

7.50%, 10/01/17	3,715,000	3,877,531

6.75%, 08/01/20	1,000,000	1,002,500

		59,690,092

Oil & Gas Refining & Marketing–1.26%
Petroplus Finance Ltd. (Switzerland), Sr. Sec. Gtd. Notes, 6.75%, 05/01/14(b)	1,420,000	1,277,858

Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	2,882,000	2,802,745

Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	1,500,000	1,488,750

United Refining Co., Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	5,940,000	5,487,075

		11,056,428

Oil & Gas Storage & Transportation–2.51%
Copano Energy LLC/ Capano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	4,035,000	4,085,437

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes,
8.75%, 03/01/15	1,710,000	1,823,288

8.25%, 03/01/16	2,705,000	2,853,775

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	4,260,000	4,590,150

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	2,630,000	2,718,762

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/15/13	4,085,000	4,284,144

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	1,545,000	1,664,738

		22,020,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Fund

	Principal
	Amount	Value

Other Diversified Financial Services–1.58%
Ineos Finance PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 05/15/15(b)	$740,000	$752,950

International Lease Finance Corp., Sr. Sec. Notes,
6.50%, 09/01/14(b)	735,000	758,428

6.75%, 09/01/16(b)	1,805,000	1,836,024

7.13%, 09/01/18(b)	1,805,000	1,842,228

Sr. Unsec. Notes,
8.63%, 09/15/15(b)	3,500,000	3,543,750

8.75%, 03/15/17(b)	2,140,000	2,172,100

Series R, Sr. Unsec. MTN, 5.65%, 06/01/14	1,350,000	1,262,250

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	1,780,000	1,726,955

		13,894,685

Packaged Foods & Meats–0.32%
Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	1,485,000	1,509,131

Del Monte Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.50%, 10/15/19	380,000	402,800

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	825,000	858,000

		2,769,931

Paper Packaging–0.34%
Cascades Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	1,265,000	1,299,788

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr. Unsec. Gtd. Sub. Global Notes, 9.88%, 10/15/14	1,667,000	1,708,675

		3,008,463

Paper Products–2.16%
Exopack Holding Corp., Sr. Unsec. Gtd. Global Notes, 11.25%, 02/01/14	3,085,000	3,131,275

Georgia-Pacific LLC, Sr. Unsec. Gtd. Notes, 8.25%, 05/01/16(b)	2,775,000	3,062,906

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	8,105,000	7,861,850

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	3,015,000	3,030,075

P.H. Glatfelter Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/16(b)	1,210,000	1,205,735

PE Paper Escrow GmbH (Austria), Sr. Sec. Gtd. Notes, 12.00%, 08/01/14(b)	585,000	665,438

		18,957,279

Pharmaceuticals–0.33%
Elan Finance PLC/Elan Finance Corp. (Ireland), Sr. Unsec. Gtd. Notes, 8.75%, 10/15/16(b)	1,430,000	1,394,250

Mylan Inc., Sr. Unsec. Gtd. Notes, 7.88%, 07/15/20(b)	335,000	352,588

Valeant Pharmaceuticals International, Sr. Unsec. Notes, 7.63%, 03/15/20(b)	920,000	1,133,900

		2,880,738

Property & Casualty Insurance–0.32%
Crum & Forster Holdings Corp., Sr. Unsec. Global Notes, 7.75%, 05/01/17	2,750,000	2,846,250

Publishing–2.32%
Gannett Co. Inc., Sr. Unsec. Gtd. Notes,
8.75%, 11/15/14(b)	1,310,000	1,424,625

9.38%, 11/15/17(b)	5,185,000	5,703,500

MediMedia USA Inc., Sr. Sub. Notes, 11.38%, 11/15/14(b)	465,000	421,988

Nielsen Finance LLC/Co., Sr. Global Notes, 11.63%, 02/01/14	1,135,000	1,274,037

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(g)	11,655,000	11,538,450

Reader’s Digest Association Inc. (The), Sr. Unsec. Gtd. Sub. Global Notes, 9.00%, 02/15/17(e)	3,080,000	0

		20,362,600

Railroads–0.52%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Notes, 8.00%, 02/01/18(b)	4,240,000	4,526,667

Regional Banks–1.16%
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	2,475,000	2,302,553

Susquehanna Capital II, Jr. Ltd. Gtd. Sub. Notes, 11.00%, 03/23/40	2,520,000	2,660,342

Zions Bancorp., Sr. Unsec. Notes, 7.75%, 09/23/14	3,455,000	3,634,228

Unsec. Sub. Notes, 5.50%, 11/16/15	1,630,000	1,548,500

		10,145,623

Security & Alarm Services–0.08%
Corrections Corp. of America, Sr. Gtd. Notes, 7.75%, 06/01/17	655,000	702,488

Semiconductor Equipment–0.44%
Amkor Technology Inc., Sr. Unsec. Gtd. Notes, 9.25%, 06/01/16	1,780,000	1,895,700

Sr. Unsec. Notes, 7.38%, 05/01/18(b)	1,950,000	1,950,000

		3,845,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Fund

	Principal
	Amount	Value

Semiconductors–1.70%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	$1,545,000	$1,548,863

Sr. Unsec. Gtd. Global Notes, 8.88%, 12/15/14(d)	7,310,000	6,798,300

MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (South Korea), Sr. Sec. Gtd. Global Notes, 6.88%, 12/15/11(e)	5,465,000	116,131

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	5,929,000	5,973,467

Sr. Sec. Gtd. Notes, 9.75%, 08/01/18(b)	470,000	486,450

		14,923,211

Specialized Finance–1.67%
CIT Group Inc., Sr. Sec. Bonds,
7.00%, 05/01/14(d)	8,340,000	8,152,350

7.00%, 05/01/17	6,840,000	6,463,800

		14,616,150

Specialized REIT’s–0.22%
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 04/15/20	1,840,000	1,906,700

Specialty Chemicals–1.44%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	330,000	339,900

Huntsman International LLC, Sr. Gtd. Sub. Notes, 8.63%, 03/15/20(b)	595,000	592,769

Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	2,585,000	2,630,237

7.38%, 01/01/15	6,875,000	6,771,875

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	2,330,000	2,324,175

		12,658,956

Specialty Stores–0.29%
Michaels Stores, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 11/01/14	2,440,000	2,558,950

Steel–1.06%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	1,690,000	1,711,125

Metals USA, Inc., Sr. Sec. Gtd. Global Notes, 11.13%, 12/01/15	2,890,000	3,067,012

Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/16	2,765,000	2,868,688

United States Steel Corp., Sr. Unsec. Notes,
7.00%, 02/01/18	1,475,000	1,489,750

7.38%, 04/01/20	170,000	173,400

		9,309,975

Textiles–0.15%
Invista, Sr. Unsec. Gtd. Notes, 9.25%, 05/01/12(b)	1,286,000	1,303,683

Tires & Rubber–1.35%
Cooper Tire & Rubber Co., Sr. Unsec. Notes,
8.00%, 12/15/19	3,750,000	3,806,250

7.63%, 03/15/27	4,800,000	4,344,000

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.75%, 08/15/20(d)	3,465,000	3,664,237

		11,814,487

Trading Companies & Distributors–1.36%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)	2,255,000	2,288,825

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	3,432,000	3,389,100

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13 (Acquired 01/13/10-01/21/10; Cost $1,138,080)(b)	1,265,000	1,144,825

United Rentals North America, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.75%, 11/15/13(d)	550,000	556,875

7.00%, 02/15/14(d)	4,500,000	4,522,500

		11,902,125

Trucking–0.24%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14	2,005,000	2,070,163

Wireless Telecommunication Services–3.78%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	5,525,000	5,580,250

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16	2,105,000	2,194,462

Sr. Unsec. Gtd. Global Notes, 10.00%, 07/15/15(d)	865,000	910,413

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	2,005,000	2,027,556

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)	2,175,000	2,251,125

Sr. Unsec. Notes, 12.00%, 04/01/14(b)	1,665,000	1,918,913

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Global Notes,
9.25%, 11/01/14	2,610,000	2,733,975

9.25%, 11/01/14	1,000,000	1,047,500

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	2,200,000	2,387,000

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	6,200,000	5,208,000

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	6,695,000	6,912,587

		33,171,781

Total U.S. Dollar Denominated Bonds & Notes (Cost $772,750,860)		784,839,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Fund

	Principal
	Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–3.86%(h)
Croatia–0.28%
Agrokor, Sr. Unsec. Gtd. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	1,870,000	$2,453,764

Greece–0.17%
Yioula Glassworks S.A., Sr. Unsec. Gtd. Notes, 9.00%, 12/01/15(b)	EUR	1,750,000	1,475,402

Ireland–0.11%
Ardagh Glass Finance PLC, Sr. Unsec. Gtd. Notes, 8.75%, 02/01/20(b)	EUR	740,000	978,044

Luxembourg–0.97%
Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	480,000	578,117

Hellas Telecommunications Luxembourg V, Sr. Sec. Gtd. Floating Rate Bonds, 4.84%, 10/15/12(b)(c)(e)	EUR	8,248,318	3,346,309

M&G Finance Luxembourg S.A., Jr. Unsec. Gtd. Sub. Variable Rate Euro Bonds, 7.50%(c)(i)	EUR	4,400,000	962,260

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	2,835,000	3,576,242

			8,462,928

Netherlands–1.01%
Boats Investments B.V., Sec. PIK Medium-Term Euro Notes, 11.00%, 03/31/17	EUR	982,385	1,005,716

Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.65%, 05/01/15(b)(c)	EUR	4,040,000	4,648,135

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	2,515,000	3,244,316

			8,898,167

Spain–0.38%
Abertis Infraestructuras S.A., Sr. Unsec. Euro Notes, 4.63%, 10/14/16	EUR	750,000	940,232

Campofrio Food Group S.A., Sr. Unsec. Gtd. Notes, 8.25%, 10/31/16(b)	EUR	1,680,000	2,172,524

Inaer Aviation Finance Ltd., Sr. Sec. Notes, 9.50%, 08/01/17(b)	EUR	205,000	251,452

			3,364,208

United Kingdom–0.73%
Avis Finance Co. PLC, Sr. Unsec. Gtd. Floating Rate Euro Bonds, 3.52%, 07/31/13(c)	EUR	1,510,000	1,789,944

EC Finance PLC, Sr. Sec. Gtd. Bonds, 9.75%, 08/01/17(b)	EUR	335,000	437,454

Infinis PLC, Sr. Notes, 9.13%, 12/15/14(b)	GBP	1,135,000	1,806,381

ITV PLC, Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	180,000	271,978

Series 2006-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	725,000	1,134,504

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 01/28/17(b)	EUR	740,000	955,772

			6,396,033

United States–0.21%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/01/14	EUR	1,430,000	1,831,084

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $40,203,210)			33,859,630

	Shares
Common Stocks & Other Equity Interests–0.27%
Broadcasting–0.07%
Adelphia Communications Corp.,(j)		—	62,812

Adelphia Recovery Trust, Series ACC-1(j)		4,846,549	101,778

Adelphia Recovery Trust, Series ARAHOVA(j)		2,211,702	420,223

			584,813

Building Products–0.01%
Nortek, Inc.(k)		2,990	124,085

Construction Materials–0.19%
U.S. Concrete, Inc.–Conv. Subscription Shares(k)		1,657,000	1,657,000

Total Common Stocks & Other Equity Interests (Cost $4,166,147)			2,365,898

Preferred Stock–0.26%
Diversified Banks–0.26%
Ally Financial, Inc., Series G, 7.00%–Conv. Pfd. (Cost $882,877)(b)		2,809	2,320,497

Senior Secured Floating Rate Interest Loans–0.15%
Airlines–0.15%
Evergreen International Aviation, Inc., Sr. Gtd. Floating Rate First Lien Term Loan, 9.00%, 10/31/11 (Cost $1,393,003)(c)		1,393,003	1,324,746

Money Market Funds–3.84%
Liquid Assets Portfolio–Institutional Class(l)		16,833,278	16,833,278

Premier Portfolio–Institutional Class(l)		16,833,278	16,833,278

Total Money Market Funds (Cost $33,666,556)			33,666,556

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–97.89% (Cost $853,062,653)			858,376,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.13%
Liquid Assets Portfolio–Institutional Class (Cost $27,416,002)(l)(m)	27,416,002	$27,416,002

TOTAL INVESTMENTS–101.02% (Cost $880,478,655)		885,792,548

OTHER ASSETS LESS LIABILITIES–(1.02)%		(8,957,250)

NET ASSETS–100.00%		$876,835,298

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Cum	– Cumulative
Disc.	– Discounted
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Ltd.	– Limited
MTN	– Medium-Term Notes
Pfd.	– Preferred
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $195,256,388, which represented 22.27% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	All or a portion of this security was out on loan at August 31, 2010.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2010 was $14,259,607, which represented 1.63% of the Fund’s Net Assets.
(f)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Perpetual bond with no specified maturity date.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
(m)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Portfolio Composition

By credit quality, based on Net Assets
as of August 31, 2010

A	2.2%

BBB	4.9

BB	26.5

B	38.5

CCC	16.7

NR	5.2

Money Market Funds Plus Other Assets Less Liabilities	6.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $819,396,097)*	$824,709,990

Investments in affiliated money market funds, at value and cost	61,082,558

Total investments, at value (Cost $880,478,655)	885,792,548

Cash	4,524,420

Receivables for:
Investments sold	1,777,562

Fund shares sold	1,351,005

Dividends and interest	17,191,103

Foreign currency contracts outstanding	1,078,532

Principal paydowns	98,135

Investment for trustee deferred compensation and retirement plans	109,250

Other assets	76,359

Total assets	911,998,914

Liabilities:
Payables for:
Investments purchased	1,996,067

Fund shares reacquired	2,185,609

Amount due custodian	1,459,827

Dividends	1,257,703

Collateral upon return of securities loaned	27,416,002

Accrued fees to affiliates	512,314

Accrued other operating expenses	79,674

Trustee deferred compensation and retirement plans	256,420

Total liabilities	35,163,616

Net assets applicable to shares outstanding	$876,835,298

Net assets consist of:
Shares of beneficial interest	$1,569,519,878

Undistributed net investment income	99,269

Undistributed net realized gain (loss)	(699,163,679)

Unrealized appreciation	6,379,830

$876,835,298

Net Assets:
Class A	$502,063,276

Class B	$37,611,912

Class C	$65,982,571

Class Y	$16,280,297

Investor Class	$125,800,181

Institutional Class	$129,097,061

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	121,608,523

Class B	9,085,568

Class C	16,009,275

Class Y	3,934,550

Investor Class	30,454,053

Institutional Class	31,325,614

Class A:
Net asset value per share	$4.13

Maximum offering price per share
(Net asset value of $4.13 divided by 95.25%)	$4.34

Class B:
Net asset value and offering price per share	$4.14

Class C:
Net asset value and offering price per share	$4.12

Class Y:
Net asset value and offering price per share	$4.14

Investor Class:
Net asset value and offering price per share	$4.13

Institutional Class:
Net asset value and offering price per share	$4.12

*	At August 31, 2010, securities with an aggregate value of $26,784,420 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$37,321,055

Dividends	178,102

Dividends from affiliated money market funds (includes securities lending income of $23,062)	35,302

Total investment income	37,534,459

Expenses:
Advisory fees	2,396,220

Administrative services fees	126,156

Custodian fees	43,707

Distribution fees:
Class A	617,203

Class B	198,982

Class C	320,712

Investor Class	156,660

Transfer agent fees — A, B, C, Y and Investor	659,943

Transfer agent fees — Institutional	4,870

Trustees’ and officers’ fees and benefits	21,335

Other	209,454

Total expenses	4,755,242

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(290,483)

Net expenses	4,464,759

Net investment income	33,069,700

Realized and unrealized gain from:
Net realized gain from:
Investment securities	19,588,784

Foreign currencies	141,160

Foreign currency contracts	505,246

20,235,190

Change in net unrealized appreciation of:
Investment securities	24,914

Foreign currencies	92

Foreign currency contracts	937,369

962,375

Net realized and unrealized gain	21,197,565

Net increase in net assets resulting from operations	$54,267,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$33,069,700	$39,625,116	$63,959,722

Net realized gain (loss)	20,235,190	27,663,880	(64,946,011)

Change in net unrealized appreciation	962,375	52,543,128	24,327,022

Net increase in net assets resulting from operations	54,267,265	119,832,124	23,340,733

Distributions to shareholders from net investment income:
Class A	(18,859,374)	(21,710,240)	(32,826,348)

Class B	(1,377,138)	(1,917,166)	(4,362,919)

Class C	(2,214,935)	(2,748,166)	(3,516,959)

Class Y	(608,729)	(696,529)	(339,682)

Investor Class	(4,797,823)	(5,579,680)	(9,656,715)

Institutional Class	(5,580,348)	(6,973,546)	(15,576,801)

Total distributions from net investment income	(33,438,347)	(39,625,327)	(66,279,424)

Share transactions–net:
Class A	29,161,211	20,470,332	73,526,290

Class B	(5,108,772)	(4,987,113)	(12,180,338)

Class C	5,559,253	(3,831,954)	22,137,683

Class Y	1,525,216	1,260,864	10,563,766

Investor Class	665,635	6,287,087	5,076,756

Institutional Class	(12,256,621)	(9,138,046)	(22,253,826)

Net increase in net assets resulting from share transactions	19,545,922	10,061,170	76,870,331

Net increase in net assets	40,374,840	90,267,967	33,931,640

Net assets:
Beginning of period	836,460,458	746,192,491	712,260,851

End of period (includes undistributed net investment income of $99,269, $467,916 and $382,256, respectively)	$876,835,298	$836,460,458	$746,192,491

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund, formerly AIM High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

17        Invesco High Yield Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

18        Invesco High Yield Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of

19        Invesco High Yield Fund

the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.74% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $10,808 and reimbursed class level expenses of $278,014 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $612.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual

20        Invesco High Yield Fund

rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $37,499 in front-end sales commissions from the sale of Class A shares and $77, $32,795 and $7,434 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$61,728,644	$2,320,497	$1,719,812	$65,768,953

Corporate Debt Securities	—	820,023,595	—	820,023,595

	$61,728,644	$822,344,092	$1,719,812	$885,792,548

Foreign Currency Contracts*	—	1,078,532	—	1,078,532

Total Investments	$61,728,644	$823,422,624	$1,719,812	$886,871,080

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk	$1,078,532	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

21        Invesco High Yield Fund

Effect of Derivative Instruments for the six months ended August 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$505,246

Change in Unrealized Appreciation
Currency risk	937,369

Total	$1,442,615

*	The average value foreign currency contracts outstanding during the period was $24,164,498.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

11/10/10	EUR	20,000,000	USD	26,431,717	$25,353,185	$1,078,532

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended August 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,049.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $3,170 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

22        Invesco High Yield Fund

  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$576,739,786

February 28, 2012	81,594,905

February 28, 2016	2,599,389

February 28, 2017	42,975,212

February 28, 2018	15,011,809

Total capital loss carryforward	$718,921,101

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $353,693,681 and $349,389,221, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$49,495,162

Aggregate unrealized (depreciation) of investment securities	(45,646,203)

Net unrealized appreciation of investment securities	$3,848,959

Cost of investments for tax purposes is $881,943,589.

23        Invesco High Yield Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	22,816,880	$93,147,821	21,297,083	$83,021,403	41,613,818	$129,836,764

Class B	1,273,284	5,225,367	1,382,308	5,420,828	3,444,118	10,866,558

Class C	4,654,886	18,981,625	3,160,319	12,256,377	10,371,596	32,295,589

Class Y(b)	1,752,800	7,241,861	600,196	2,294,924	3,505,917	11,380,186

Investor Class	4,970,842	20,338,162	7,287,210	28,706,747	4,867,208	15,502,306

Institutional Class	2,328,600	9,490,713	5,619,462	21,984,498	7,721,285	24,520,975

Issued as reinvestment of dividends:
Class A	3,403,365	13,957,251	3,970,637	15,584,683	6,853,140	21,865,151

Class B	252,521	1,038,593	356,916	1,405,692	832,315	2,661,822

Class C	422,715	1,730,968	554,998	2,175,343	808,239	2,594,868

Class Y	97,635	400,448	75,580	297,486	54,580	178,457

Investor Class	984,515	4,040,212	1,197,768	4,705,277	2,468,725	7,878,937

Institutional Class	1,361,577	5,572,883	1,780,245	6,970,751	4,903,719	15,576,595

Automatic conversion of Class B shares to Class A shares:
Class A	1,124,597	4,612,684	1,618,362	6,364,502	4,322,582	13,827,737

Class B	(1,121,861)	(4,612,684)	(1,614,253)	(6,364,502)	(4,310,213)	(13,827,737)

Reacquired:(c)
Class A(b)	(20,224,561)	(82,556,545)	(21,409,198)	(84,500,256)	(28,591,315)	(92,003,362)

Class B	(1,652,171)	(6,760,048)	(1,387,497)	(5,449,131)	(3,657,933)	(11,880,981)

Class C	(3,733,235)	(15,153,340)	(4,631,441)	(18,263,674)	(4,081,986)	(12,752,774)

Class Y	(1,511,959)	(6,117,093)	(334,302)	(1,331,546)	(305,897)	(994,877)

Investor Class(b)	(5,796,791)	(23,712,739)	(6,924,653)	(27,124,937)	(5,718,894)	(18,304,487)

Institutional Class	(6,746,167)	(27,320,217)	(9,710,834)	(38,093,295)	(19,366,034)	(62,351,396)

Net increase in share activity	4,657,472	$19,545,922	2,888,906	$10,061,170	25,734,970	$76,870,331

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	182,746	$654,230

Class A	(167,665)	(600,241)

Investor Class	(15,081)	(53,989)

(c)	Net of redemption fees of $46,541, $21,715 and$34,643 allocated among the classes based on relative net assets of each class for the six months ended August 31, 2010, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, respectively.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

24        Invesco High Yield Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset			on securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 08/31/10	$4.03	$0.16	(d)	$0.10	$0.26	$(0.16)	$4.13	6.48%	$502,063	0.99	%(e)	1.07	%(e)	7.58	%(e)	42%
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.15	460,987	0.98	(g)	1.04	(g)	8.31	(g)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Year ended 07/31/08	4.30	0.33		(0.31)	0.02	(0.34)	3.98	0.42	337,141	1.15		1.15		7.88		76
Year ended 07/31/07	4.32	0.31		(0.02)	0.29	(0.31)	4.30	6.78	379,525	1.11		1.11		6.98		111
Year ended 07/31/06	4.50	0.29	(d)	(0.17)	0.12	(0.30)	4.32	2.79	405,858	1.16		1.16		6.70		102

Class B
Six months ended 08/31/10	4.04	0.14	(d)	0.10	0.24	(0.14)	4.14	6.09	37,612	1.74	(e)	1.82	(e)	6.83	(e)	42
Seven months ended 02/28/10	3.65	0.17	(d)	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(g)	1.79	(g)	7.56	(g)	62
Year ended 07/31/09	3.99	0.33	(d)	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Year ended 07/31/08	4.31	0.30		(0.31)	(0.01)	(0.31)	3.99	(0.32)	60,966	1.90		1.90		7.13		76
Year ended 07/31/07	4.33	0.28		(0.02)	0.26	(0.28)	4.31	5.99	104,215	1.86		1.86		6.23		111
Year ended 07/31/06	4.52	0.26	(d)	(0.18)	0.08	(0.27)	4.33	1.80	167,831	1.91		1.91		5.95		102

Class C
Six months ended 08/31/10	4.02	0.14	(d)	0.10	0.24	(0.14)	4.12	6.10	65,983	1.74	(e)	1.82	(e)	6.83	(e)	42
Seven months ended 02/28/10	3.64	0.17	(d)	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(g)	1.79	(g)	7.56	(g)	62
Year ended 07/31/09	3.97	0.32	(d)	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Year ended 07/31/08	4.30	0.30		(0.32)	(0.02)	(0.31)	3.97	(0.58)	33,685	1.90		1.90		7.13		76
Year ended 07/31/07	4.31	0.28		(0.01)	0.27	(0.28)	4.30	6.24	39,234	1.86		1.86		6.23		111
Year ended 07/31/06	4.50	0.26	(d)	(0.18)	0.08	(0.27)	4.31	1.80	43,467	1.91		1.91		5.95		102

Class Y
Six months ended 08/31/10	4.04	0.16	(d)	0.10	0.26	(0.16)	4.14	6.88	16,280	0.74	(e)	0.82	(e)	7.83	(e)	42
Seven months ended 02/28/10	3.65	0.19	(d)	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(g)	0.79	(g)	8.56	(g)	62
Year ended 07/31/09(f)	3.58	0.30	(d)	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(g)	0.98	(g)	10.99	(g)	104

Investor Class
Six months ended 08/31/10	4.03	0.16	(d)	0.10	0.26	(0.16)	4.13	6.49	125,800	0.99	(e)	1.07	(e)	7.58	(e)	42
Seven ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(g)	1.04	(g)	8.31	(g)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Year ended 07/31/08	4.31	0.33		(0.32)	0.01	(0.34)	3.98	0.21	107,906	1.11		1.11		7.92		76
Year ended 07/31/07	4.32	0.31		(0.01)	0.30	(0.31)	4.31	7.06	125,803	1.10		1.10		6.99		111
Year ended 07/31/06	4.51	0.30	(d)	(0.19)	0.11	(0.30)	4.32	2.58	145,719	1.14		1.14		6.72		102

Institutional Class
Six months ended 08/31/10	4.02	0.16	(d)	0.10	0.26	(0.16)	4.12	6.68	129,097	0.64	(e)	0.64	(e)	7.93	(e)	42
Seven months ended 02/28/10	3.64	0.20	(d)	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(g)	0.62	(g)	8.67	(g)	62
Year ended 07/31/09	3.97	0.36	(d)	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Year ended 07/31/08	4.30	0.35		(0.32)	0.03	(0.36)	3.97	0.66	172,562	0.65		0.65		8.38		76
Year ended 07/31/07	4.31	0.34		(0.01)	0.33	(0.34)	4.30	7.55	167,971	0.64		0.64		7.45		111
Year ended 07/31/06	4.50	0.32	(d)	(0.19)	0.13	(0.32)	4.31	3.06	86,120	0.66		0.66		6.72		102

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $489,737, $39,472, $63,620, $15,433, $124,306 and $138,107 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

25        Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,064.80	$5.15	$1,020.21	$5.04	0.99%

B	1,000.00	1,060.90	9.04	1,016.43	8.84	1.74

C	1,000.00	1,061.00	9.04	1,016.43	8.84	1.74

Y	1,000.00	1,068.80	3.86	1,021.48	3.77	0.74

Investor	1,000.00	1,064.90	5.15	1,021.21	5.04	0.99

Institutional	1,000.00	1,066.80	3.33	1,021.98	3.26	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26        Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco High Yield Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such

27        Invesco High Yield Fund

countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, and against the Lipper High Current Yield Funds Index. The Board noted that the performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes three breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco High Yield Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund‘s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund‘s Forms N-Q on the SEC website at sec.gov. Copies of the Fund‘s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

HYI-SAR-1	Invesco Distributors, Inc.

Invesco Income Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
26	Financial Highlights
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.66%

Class B Shares	7.25

Class C Shares	7.27

Class R Shares	7.53

Class Y Shares	7.77

Investor Class Shares	7.65

Institutional Class Shares	8.15

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.81

Barclays Capital U.S. Credit Index▼ (Style-Specific Index)	7.70

Lipper BBB Rated Funds Index▼ (Peer Group Index)	8.22

▼	Lipper Inc.
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.
     The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (5/3/68)	6.27%

10 Years	2.63

5 Years	0.42

1 Year	9.02

Class B Shares

Inception (9/7/93)	3.32%

10 Years	2.49

5 Years	0.35

1 Year	8.49

Class C Shares

Inception (8/4/97)	2.10%

10 Years	2.36

5 Years	0.65

1 Year	12.53

Class R Shares

10 Years	2.85%

5 Years	1.15

1 Year	13.85

Class Y Shares

10 Years	3.19%

5 Years	1.53

1 Year	14.61

Investor Class Shares

10 Years	3.15%

5 Years	1.42

1 Year	14.34

Institutional Class Shares

10 Years	3.40%

5 Years	1.94

1 Year	14.93
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (5/3/68)	6.20%

10 Years	2.29

5 Years	-0.28

1 Year	9.50

Class B Shares

Inception (3/31/00)	3.10%

10 Years	2.19

5 Years	-0.36

1 Year	9.23

Class C Shares

Inception (8/4/97)	1.79%

10 Years	2.00

5 Years	-0.07

1 Year	13.02

Class R Shares

10 Years	2.51%

5 Years	0.43

1 Year	14.81

Class Y Shares

10 Years	2.83%

5 Years	0.77

1 Year	15.35

Institutional Class Shares

10 Years	2.79%

5 Years	0.67

1 Year	14.82

Institutional Class Shares

10 Years	3.03%

5 Years	1.16

1 Year	15.68
shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.11%, 1.86%, 1.86%, 1.36%, 0.86%, 1.09% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

3	Invesco Income Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
4	Invesco Income Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.04%
Advertising–0.08%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 7.88%, 04/15/18(b)	$250,000	$258,750

Aerospace & Defense–0.12%
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	150,000	162,281

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	100,000	106,625

7.75%, 03/15/20(b)	150,000	161,250

		430,156

Agricultural Products–0.88%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	1,350,000	1,635,386

Cargill Inc., Sr. Unsec. Notes, 7.35%, 03/06/19(b)	1,105,000	1,408,994

		3,044,380

Airlines–1.91%
American Airlines Pass Through Trust,–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	626,268	720,992

Continental Airlines Inc., Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	2,845,150	3,215,019

Series 2009-1, Class B, Global Pass Through Ctfs., 9.25%, 05/10/17	125,000	131,641

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	90,000	96,862

Series 1991-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	619,674	677,769

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	60,246	60,848

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	600,000	621,750

UAL Corp., Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	487,262	543,297

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	475,863	525,828

		6,594,006

Alternative Carriers–0.12%
Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15	400,000	416,000

Aluminum–0.14%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	250,000	247,344

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	250,000	251,250

		498,594

Apparel Retail–0.15%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	222,000	224,775

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	250,000	283,125

		507,900

Apparel, Accessories & Luxury Goods–0.03%
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	115,000	106,950

Auto Parts & Equipment–0.13%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	180,000	194,400

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	250,000	260,625

		455,025

Automobile Manufacturers–0.03%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	105,000	103,031

Automotive Retail–1.54%
Advance Auto Parts Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,345,000	1,430,744

AutoZone Inc., Sr. Unsec. Notes, 5.75%, 01/15/15	3,465,000	3,872,377

		5,303,121

Brewers–0.40%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 01/15/15	1,280,000	1,378,976

Broadcasting–3.00%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	250,000	247,813

Belo Corp., Sr. Unsec. Notes, 8.00%, 11/15/16	250,000	265,937

Clear Channel Worldwide Holdings Inc.,–Series B, Sr. Unsec. Gtd. Global Notes, 9.25%, 12/15/17	250,000	263,750

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,045,000	1,454,277

Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,270,000	1,428,642

Sr. Unsec. Notes, 9.38%, 01/15/19(b)	1,860,000	2,558,007

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(b)	1,495,000	1,498,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Income Fund

	Principal
	Amount	Value

Broadcasting–(continued)

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	$2,210,000	$2,489,517

LIN Television Corp., Sr. Unsec. Gtd. Notes, 8.38%, 04/15/18(b)	125,000	127,813

		10,333,938

Building Products–0.34%
Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	250,000	250,625

Gibraltar Industries Inc.,–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	125,000	121,875

Goodman Global Group Inc., Sr. Unsec. Disc. Global Notes, 12.48%, 12/15/14(c)	250,000	160,000

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	500,000	517,500

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	125,000	130,000

		1,180,000

Cable & Satellite–2.16%
Cablevision Systems Corp., Sr. Unsec. Notes, 8.63%, 09/15/17(b)	250,000	272,500

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	4,855,000	5,376,913

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	140,000	144,550

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	1,240,000	1,323,161

Virgin Media Finance PLC (United Kingdom),–Series 1, Sr. Unsec. Gtd. Global Notes, 9.50%, 08/15/16	300,000	338,625

		7,455,749

Casinos & Gaming–0.47%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	250,000	253,438

MGM Resorts International, Sr. Sec. Global Notes, 11.13%, 11/15/17	310,000	347,200

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	255,000	268,706

Seneca Gaming Corp., Sr. Unsec. Global Notes, 7.25%, 05/01/12	250,000	245,000

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	500,000	515,000

		1,629,344

Coal & Consumable Fuels–0.08%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.00%, 04/01/17(b)	125,000	133,125

8.25%, 04/01/20(b)	125,000	133,281

		266,406

Computer & Electronics Retail–0.67%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,070,000	2,323,143

Construction Materials–0.51%
Holcim U.S. Finance Sarl & Cie SCS (Switzerland), Unsec. Gtd. Unsub. Notes, 6.00%, 12/30/19(b)	1,575,000	1,742,836

Construction, Farm Machinery & Heavy Trucks–0.23%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	250,000	262,500

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	125,000	130,000

Esco Corp., Sr. Unsec. Gtd. Notes, 8.63%, 12/15/13(b)	125,000	128,281

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	250,000	261,875

		782,656

Consumer Finance–0.49%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	500,000	496,250

Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20(b)	250,000	258,125

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	635,000	687,387

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	250,000	261,250

		1,703,012

Data Processing & Outsourced Services–0.08%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	250,000	262,188

Diversified Banks–6.24%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,145,000	1,166,237

Banco Bradesco S.A. (Brazil), Sr. Notes, 4.10%, 03/23/15(b)	460,000	468,766

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	980,000	1,012,160

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	2,195,000	2,610,546

5.13%, 01/08/20	2,225,000	2,385,852

HSBC Bank USA N.A., Sub. Global Notes, 4.88%, 08/24/20	250,000	258,831

ING Bank N.V. (Netherlands), Sr. Notes, 3.00%, 09/01/15(b)	755,000	758,725

Unsec. Sub. Notes, 5.13%, 05/01/15(b)	1,540,000	1,666,249

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	2,000,000	2,048,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Income Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

National Agricultural Cooperative Federation (South Korea), Sr. Unsec. Notes, 4.25%, 01/28/16(b)	$975,000	$994,114

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	1,670,000	1,750,203

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	1,000,000	1,012,335

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	2,235,000	2,479,093

3.85%, 04/27/15(b)	575,000	598,178

US Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(d)	1,400,000	1,466,230

Wachovia Corp.,–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	750,000	824,206

		21,499,979

Diversified Capital Markets–1.17%
Credit Suisse AG, Sr. Unsec. Medium-Term Notes, 4.38%, 08/05/20	1,110,000	1,120,004

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	1,520,000	1,603,241

UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	1,180,000	1,318,652

		4,041,897

Diversified Metals & Mining–0.46%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	510,000	567,216

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	835,000	1,026,521

		1,593,737

Diversified REIT’s–0.25%
Qatari Diar Finance QSC (Mult. Countries), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	800,000	845,753

Diversified Support Services–0.07%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	250,000	257,813

Drug Retail–0.90%
CVS Caremark Corp., Unsec. Notes, 6.60%, 03/15/19	2,570,000	3,096,408

Electric Utilities–3.45%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	530,000	620,010

DCP Midstream LLC, Notes, 9.70%, 12/01/13(b)	1,500,000	1,803,030

Sr. Unsec. Notes, 9.75%, 03/15/19(b)	795,000	1,056,594

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,200,000	1,249,317

Indiana Michigan Power Co.,–Series I, Sr. Unsec. Notes, 7.00%, 03/15/19	1,860,000	2,305,454

LSP Energy L.P./LSP Batesville Funding Corp.,–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	250,000	180,625

Ohio Power Co.,–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,555,000	2,932,441

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	695,000	862,893

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	760,000	876,957

		11,887,321

Electrical Components & Equipment–0.06%
Belden Inc., Sr. Gtd. Sub. Notes, 9.25%, 06/15/19(b)	200,000	217,000

Electronic Manufacturing Services–0.05%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	150,000	162,375

Environmental & Facilities Services–0.05%
Clean Harbors Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	150,000	156,000

Food Retail–0.85%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 5.40%, 07/15/40	300,000	317,402

Safeway Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	1,940,000	1,972,911

WM. Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.91%, 06/28/11(b)(d)	640,000	641,921

		2,932,234

Gas Utilities–0.04%
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	125,000	131,875

Gold–1.19%
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	1,920,000	2,128,856

6.25%, 10/01/39	1,720,000	1,974,000

		4,102,856

Health Care Equipment–0.56%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	700,000	712,134

6.00%, 01/15/20	1,150,000	1,214,891

		1,927,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Income Fund

	Principal
	Amount	Value

Health Care Facilities–0.23%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	$250,000	$260,313

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	500,000	541,250

		801,563

Health Care Services–1.46%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	560,000	598,415

6.25%, 06/15/14	2,070,000	2,379,127

7.25%, 06/15/19	580,000	732,543

Orlando Lutheran Towers Inc., Putable Bonds, 7.75%, 07/01/11	150,000	150,134

8.00%, 07/01/17	1,150,000	1,158,588

		5,018,807

Hotels, Resorts & Cruise Lines–1.52%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,340,000	2,520,219

Royal Caribbean Cruises Ltd. (Trinidad), Sr. Unsec. Notes, 7.50%, 10/15/27	250,000	224,688

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	450,000	480,375

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	1,905,000	1,997,869

		5,223,151

Household Products–0.07%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	250,000	253,750

Independent Power Producers & Energy Traders–0.25%
AES Corp. (The), Sr. Unsec. Global Notes, 9.75%, 04/15/16	415,000	463,762

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	150,000	152,250

7.38%, 01/15/17	250,000	254,063

		870,075

Industrial Conglomerates–1.04%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,180,000	1,308,564

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	1,840,000	2,261,385

		3,569,949

Industrial REIT’s–0.24%
ProLogis, Sr. Unsec. Notes, 6.25%, 03/15/17	845,000	825,764

Insurance Brokers–0.75%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 5.15%, 09/15/10	925,000	926,308

9.25%, 04/15/19	1,255,000	1,654,473

		2,580,781

Integrated Telecommunication Services–3.42%
Angel Lux Common S.A. (Denmark), Sr. Sec. Bonds, 8.88%, 05/01/16(b)	125,000	131,875

AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	835,000	845,337

British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 9.38%, 12/15/10	3,000,000	3,070,516

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes, 7.38%, 11/15/13	1,860,000	2,205,656

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	250,000	259,687

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	2,750,000	2,753,566

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 9.50%, 04/23/19(b)	1,775,000	2,255,903

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	250,000	275,125

		11,797,665

Internet Retail–0.69%
Expedia Inc., Sr. Unsec. Gtd. Notes, 5.95%, 08/15/20(b)	2,300,000	2,364,132

Internet Software & Services–0.04%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	125,000	131,250

Investment Banking & Brokerage–7.11%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	4,380,000	4,727,711

E*Trade Financial Corp., Sr. Unsec. Global Notes, 7.38%, 09/15/13	150,000	143,250

Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	1,645,000	1,664,357

Sr. Unsec. Global Notes, 5.13%, 01/15/15	700,000	754,951

Sr. Unsec. Medium-Term Global Notes, 5.38%, 03/15/20	1,325,000	1,372,440

Unsec. Sub. Global Notes, 6.75%, 10/01/37	1,710,000	1,767,298

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	4,855,000	4,852,234

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	1,565,000	1,752,029

6.00%, 01/14/20(b)	1,435,000	1,541,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Income Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	$4,165,000	$4,532,357

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,375,411

		24,483,162

Leisure Facilities–0.12%
Universal City Development Partners Ltd., Sr. Unsec. Gtd. Notes, 8.88%, 11/15/15(b)	250,000	255,000

Sr. Unsec. Gtd. Sub. Notes, 10.88%, 11/15/16(b)	150,000	159,938

		414,938

Life & Health Insurance–2.78%
Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	640,000	676,191

MetLife Inc., Sr. Unsec. Notes, 6.75%, 06/01/16	2,180,000	2,588,550

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(d)	1,690,000	1,860,472

Series D, Sr. Unsec. Medium-Term Notes, 2.75%, 01/14/13	1,370,000	1,396,667

3.88%, 01/14/15	1,440,000	1,505,323

7.38%, 06/15/19	1,270,000	1,543,663

		9,570,866

Life Sciences Tools & Services–0.60%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,820,980

Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	250,000	250,625

		2,071,605

Mortgage Backed Securities–0.45%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	1,465,973	1,544,930

Movies & Entertainment–0.28%
Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	150,000	158,250

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	670,000	799,431

		957,681

Multi-Line Insurance–2.10%
American Financial Group Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	2,565,000	3,207,818

American International Group, Inc., Sr. Unsec. Global Notes, 6.25%, 05/01/36	125,000	111,719

Genworth Financial Inc., Sr. Unsec. Notes, 7.70%, 06/15/20	770,000	797,919

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	150,000	148,154

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	1,405,000	1,471,870

Metropolitan Life Global Funding I, Sr. Sec. Notes, 5.13%, 11/09/11(b)	1,425,000	1,494,377

		7,231,857

Multi-Utilities–0.74%
Pacific Gas & Electric Co., Sr. Unsec. Notes, 8.25%, 10/15/18	1,150,000	1,538,622

5.40%, 01/15/40	890,000	995,546

		2,534,168

Office REIT’s–1.42%
Boston Properties L.P., Sr. Unsec. Notes, 5.88%, 10/15/19	2,000,000	2,241,481

Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	2,490,000	2,657,554

		4,899,035

Office Services & Supplies–0.15%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	250,000	256,250

7.30%, 11/01/27	250,000	255,938

		512,188

Oil & Gas Equipment & Services–0.06%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	75,000	75,469

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	125,000	129,375

		204,844

Oil & Gas Exploration & Production–2.60%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	925,000	940,262

Sr. Unsec. Notes, 7.63%, 03/15/14	385,000	413,971

6.38%, 09/15/17	935,000	927,987

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	400,000	417,000

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	150,000	161,625

Empresa Nacional del Petroleo (Chile), Unsec. Notes, 5.25%, 08/10/20(b)	540,000	553,980

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	150,000	164,063

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	275,000	290,813

Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40(b)	1,375,000	1,737,679

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	475,000	506,726

6.88%, 01/20/40	195,000	213,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Income Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	$125,000	$129,844

Petroleos Mexicanos (Mexico), Bonds, 6.63%, 06/15/35(b)	940,000	1,015,018

Gtd. Bonds, 5.50%, 01/21/21(b)	925,000	965,428

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 8.63%, 10/15/19	250,000	262,500

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 10/01/17	250,000	260,938

		8,961,138

Oil & Gas Refining & Marketing–0.54%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	895,000	1,007,723

Petroplus Finance Ltd. (Switzerland), Sr. Sec. Gtd. Notes, 6.75%, 05/01/14(b)	250,000	224,975

Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	150,000	148,875

United Refining Co.,–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	500,000	461,875

		1,843,448

Oil & Gas Storage & Transportation–2.72%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 5.20%, 09/01/20	975,000	1,057,660

6.45%, 09/01/40	980,000	1,103,135

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 03/01/16	250,000	263,750

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	250,000	258,438

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,200,000	2,465,240

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	2,815,000	2,958,426

6.30%, 04/15/40	1,140,000	1,266,681

		9,373,330

Other Diversified Financial Services–9.10%
Bank of America Corp., Sr. Unsec. Global Notes, 4.50%, 04/01/15	2,860,000	2,969,526

6.50%, 08/01/16	1,860,000	2,079,253

Citigroup Inc., Sr. Unsec. Global Notes, 5.10%, 09/29/11	1,000,000	1,042,511

6.01%, 01/15/15	1,890,000	2,039,710

5.38%, 08/09/20	1,250,000	1,265,757

Sr. Unsec. Notes, 6.38%, 08/12/14	7,080,000	7,776,819

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	2,050,000	2,181,958

Football Trust V, Pass Through Ctfs., 5.35%, 10/05/20(b)	1,350,000	1,459,269

General Electric Capital Corp.,–Series A, Sr. Unsec. Medium-Term Global Euro Notes, 6.88%, 01/10/39	3,460,000	4,054,088

International Lease Finance Corp., Sr. Unsec. Notes, 8.63%, 09/15/15(b)	70,000	70,875

8.75%, 03/15/17(b)	175,000	177,625

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.75%, 05/01/13	135,000	146,286

JPMorgan Chase Capital XXVII,–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,230,000	2,342,658

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	555,000	538,461

Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,000,000	3,204,809

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-04/03/06; Cost $1,644,980)(b)(d)(e)(f)	1,640,000	—

		31,349,605

Packaged Foods & Meats–1.33%
Del Monte Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.50%, 10/15/19	75,000	79,500

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	250,000	260,000

Grupo Bimbo SAB de CV (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	740,000	770,891

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	945,000	977,591

4.13%, 02/09/16	225,000	241,773

6.50%, 02/09/40	1,630,000	1,954,582

Sara Lee Corp., Sr. Unsec. Notes, 2.75%, 09/15/15	300,000	302,781

		4,587,118

Paper Packaging–0.04%
Cascades Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	150,000	154,125

Paper Products–0.97%
International Paper Co., Sr. Unsec. Global Bonds, 7.50%, 08/15/21	1,570,000	1,870,242

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	1,275,000	1,236,750

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	125,000	125,625

PE Paper Escrow GmbH (Austria), Sr. Sec. Gtd. Notes, 12.00%, 08/01/14(b)	100,000	113,750

		3,346,367

Pharmaceuticals–0.08%
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Global Notes, 8.38%, 06/15/16	250,000	285,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Income Fund

	Principal
	Amount	Value

Property & Casualty Insurance–0.69%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	$2,140,000	$2,393,176

Publishing–0.31%
Gannett Co. Inc., Sr. Unsec. Gtd. Notes, 9.38%, 11/15/17(b)	250,000	275,000

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(g)	250,000	247,500

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	505,000	531,921

		1,054,421

Railroads–0.66%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Notes, 8.00%, 02/01/18(b)	300,000	320,283

Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	1,870,000	1,953,173

		2,273,456

Regional Banks–1.21%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,485,000	1,560,060

PNC Preferred Funding Trust III, Jr. Sub. Variable Rate Notes, 8.70%(b)(d)(f)	2,300,000	2,386,250

Zions Bancorp., Unsec. Sub. Notes, 5.50%, 11/16/15	250,000	237,500

		4,183,810

Research & Consulting Services–0.61%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 5.25%, 10/01/20(b)	440,000	476,336

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	1,485,000	1,608,770

		2,085,106

Restaurants–1.17%
McDonald’s Corp., Sr. Unsec. Notes, 4.88%, 07/15/40	785,000	840,534

Yum! Brands Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	2,860,000	3,207,969

		4,048,503

Semiconductor Equipment–0.07%
Amkor Technology Inc., Sr. Unsec. Notes, 7.38%, 05/01/18(b)	250,000	250,000

Semiconductors–0.15%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	250,000	250,625

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	250,000	251,875

		502,500

Sovereign Debt–2.85%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 5.88%, 01/15/19	1,185,000	1,365,268

Russian Foreign Bond (Russia), Sr. Unsec. Bonds, 5.00%, 04/29/20(b)	1,200,000	1,228,500

Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,700,000	1,692,648

United Mexican States (Mexico), Sr. Unsec. Global Notes, 5.88%, 02/17/14	4,645,000	5,174,530

6.05%, 01/11/40	310,000	353,400

		9,814,346

Specialized Finance–2.31%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/14	250,000	244,375

Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	2,045,000	2,082,577

NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	2,830,000	2,939,842

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,694,075

		7,960,869

Specialized REIT’s–1.63%
Entertainment Properties Trust, Sr. Unsec. Notes, 7.75%, 07/15/20(b)	3,285,000	3,267,877

Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	1,920,000	2,078,602

Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 04/15/20	250,000	259,062

		5,605,541

Specialty Chemicals–0.08%
Huntsman International LLC, Sr. Gtd. Sub. Notes, 8.63%, 03/15/20(b)	125,000	124,531

Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	150,000	152,625

		277,156

Specialty Stores–0.87%
Staples Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 01/15/14	200,000	247,800

Sr. Unsec. Gtd. Notes, 7.75%, 04/01/11	2,650,000	2,753,618

		3,001,418

Steel–1.08%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	760,000	912,895

Sr. Unsec. Global Notes, 7.00%, 10/15/39	2,750,000	2,820,893

		3,733,788

Technology Distributors–0.69%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	2,235,000	2,361,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Income Fund

	Principal
	Amount	Value

Textiles–0.06%
Invista, Sr. Unsec. Gtd. Notes, 9.25%, 05/01/12(b)	$217,000	$219,984

Thrifts & Mortgage Finance–0.29%
First Niagara Financial Group Inc., Sr. Unsec. Notes, 6.75%, 03/19/20	905,000	1,000,052

Tires & Rubber–0.11%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 7.63%, 03/15/27	250,000	226,250

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.75%, 08/15/20	150,000	158,625

		384,875

Trading Companies & Distributors–0.07%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	250,000	246,875

Wireless Telecommunication Services–1.33%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,280,000	1,358,992

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	250,000	252,500

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,715,000	1,858,842

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	265,000	267,981

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 12.00%, 04/01/14(b)	150,000	172,875

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	275,000	298,375

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	250,000	210,000

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	150,000	154,875

		4,574,440

Total U.S. Dollar Denominated Bonds & Notes (Cost $278,239,212)		303,363,124

U.S. Treasury Securities–4.09%
U.S. Treasury Bills–0.12%(h)
0.18%, 01/20/11(i)	425,000	424,758

U.S. Treasury Bonds–3.97%
5.38%, 02/15/31	6,390,000	8,384,878

3.50%, 02/15/39	930,000	925,060

4.50%, 08/15/39	3,700,000	4,352,125

		13,662,063

Total U.S. Treasury Securities (Cost $12,404,400)		14,086,821

Asset-Backed Securities–2.15%
Countrywide Asset-Backed Ctfs.,–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	953,992	938,480

Credit Suisse Mortgage Capital Ctfs.,–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.92%, 09/26/34(b)(d)	1,839,695	1,755,018

TIAA Seasoned Commercial Mortgage Trust,–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.76%, 08/15/39(d)	665,000	705,186

Wachovia Bank Commercial Mortgage Trust,–Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.37%, 10/15/44(d)	1,510,000	1,392,181

Wells Fargo Mortgage Backed Securities Trust,–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(d)	2,784,550	2,602,643

Total Asset-Backed Securities (Cost $7,099,614)		7,393,508

Municipal Obligations–1.87%
Florida (State of) Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17	650,000	559,319

Series 2007 P, Taxable RB, 9.00%, 05/15/18	660,000	610,012

Georgia (State of) Municipal Electric Authority (Build America Bonds); Series 2010, Taxable RB, 6.64%, 04/01/57	1,515,000	1,624,277

Kentucky (State of) Asset/Liability Commission; Series 2010, Taxable Funding RB, 3.17%, 04/01/18	1,275,000	1,275,127

Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning); Series 2007 B, Taxable RB, 7.56%, 08/01/16	330,000	311,385

Milwaukee (City of), Wisconsin Redevelopment Authority; Series 2007 C, Taxable RB, 7.56%, 08/01/13	315,000	309,267

Texas (State of) Transportation Commission; Series 2010 B, Taxable RB, 5.18%, 04/01/30	1,580,000	1,762,316

Total Municipal Obligations (Cost $6,320,229)		6,451,703

U.S. Government Sponsored Mortgage-Backed Securities–1.59%
Federal Home Loan Mortgage Corp. (FHLMC)–0.99%
Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32	704,240	786,866

6.50%, 04/01/16 to 01/01/35	1,456,619	1,613,163

5.50%, 09/01/16 to 11/01/18	426,371	460,175

6.00%, 04/01/17 to 10/01/32	509,972	555,175

7.50%, 06/01/30	2,038	2,325

		3,417,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Income Fund

	Principal
	Amount		Value

Federal National Mortgage Association (FNMA)–0.41%
Pass Through Ctfs., 7.50%, 11/01/15 to 05/01/32		$94,462	$107,677

7.00%, 02/01/16 to 09/01/32		254,408	285,789

6.50%, 09/01/16 to 10/01/35		427,547	474,087

5.00%, 01/01/18 to 09/01/18		319,590	342,147

8.50%, 10/01/28		36,340	41,984

8.00%, 10/01/30 to 04/01/32		123,823	143,349

			1,395,033

Government National Mortgage Association (GNMA)–0.19%
Pass Through Ctfs., 7.50%, 06/15/23		129,472	147,927

8.50%, 11/15/24		40,019	46,754

8.00%, 09/20/26		31,499	36,557

6.50%, 03/15/31 to 07/15/32		207,084	231,269

7.00%, 04/15/31 to 08/15/31		10,611	12,154

6.00%, 01/15/32 to 02/15/33		173,603	191,138

			665,799

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $5,137,747)			5,478,536

Non-U.S. Dollar Denominated Bonds & Notes–0.04%
Luxembourg–0.04%
Hellas Telecommunications Luxembourg V, Sr. Sec. Gtd. Bonds, 4.84%, 10/15/12 (Cost $349,316)(b)(d)(e)	EUR	354,491	143,815

	Shares
Common Stocks & Other Equity Interests–0.01%
Broadcasting–0.01%
Adelphia Communications Corp.,(j)		8,850	11,062

Adelphia Recovery Trust, Series ACC-1(j)		859,558	18,051

Total Common Stocks & Other Equity Interests (Cost $218,117)			29,113

Money Market Funds–0.97%
Liquid Assets Portfolio–Institutional Class(k)		1,677,540	1,677,540

Premier Portfolio–Institutional Class(k)		1,677,540	1,677,540

Total Money Market Funds (Cost $3,355,080)			3,355,080

TOTAL INVESTMENTS–98.76% (Cost $313,123,715)			340,301,700

OTHER ASSETS LESS LIABILITIES–1.24%			4,285,955

NET ASSETS–100.00%			$344,587,655

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $78,416,318, which represented 22.76% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2010 was $143,815, which represented 0.04% of the Fund’s Net Assets.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Income Fund

Portfolio Composition

By security type, based on Net Assets
as of August 31, 2010

U.S. Dollar Denominated Bonds & Notes	88.0%

U.S. Treasury Securities	4.1

Asset-Backed Securities	2.2

Municipal Obligations	1.9

U.S. Government Sponsored Mortgage-Backed Securities	1.6

Common Stocks & Other Equity Interests	0.0

Non-U.S. Dollar Denominated Bonds & Notes	0.0

Money Market Funds Plus Other Assets Less Liabilities	2.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $309,768,635)	$336,946,620

Investments in affiliated money market funds, at value and cost	3,355,080

Total investments, at value (Cost $313,123,715)	340,301,700

Cash	230,941

Receivables for:
Investments sold	369,860

Variation margin	90,336

Fund shares sold	518,292

Dividends and interest	4,612,055

Investment for trustee deferred compensation and retirement plans	96,446

Other assets	57,533

Total assets	346,277,163

Liabilities:
Payables for:
Investments purchased	299,817

Fund shares reacquired	725,982

Dividends	168,630

Accrued fees to affiliates	275,307

Accrued other operating expenses	50,905

Trustee deferred compensation and retirement plans	168,867

Total liabilities	1,689,508

Net assets applicable to shares outstanding	$344,587,655

Net assets consist of:
Shares of beneficial interest	$534,453,619

Undistributed net investment income	59,819

Undistributed net realized gain (loss)	(215,434,697)

Unrealized appreciation	25,508,914

$344,587,655

Net Assets:
Class A	$219,249,559

Class B	$21,918,229

Class C	$22,063,174

Class R	$4,650,831

Class Y	$2,818,510

Investor Class	$61,633,039

Institutional Class	$12,254,313

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	42,803,370

Class B	4,274,940

Class C	4,316,816

Class R	909,382

Class Y	549,843

Investor Class	12,010,733

Institutional Class	2,390,715

Class A:
Net asset value per share	$5.12

Maximum offering price per share (Net asset value of $5.12 divided by 95.25%)	$5.38

Class B:
Net asset value and offering price per share	$5.13

Class C:
Net asset value and offering price per share	$5.11

Class R:
Net asset value and offering price per share	$5.11

Class Y:
Net asset value and offering price per share	$5.13

Investor Class:
Net asset value and offering price per share	$5.13

Institutional Class:
Net asset value and offering price per share	$5.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$9,754,976

Dividends from affiliated money market funds	2,222

Total investment income	9,757,198

Expenses:
Advisory fees	758,162

Administrative services fees	68,044

Custodian fees	19,226

Distribution fees:
Class A	262,151

Class B	111,301

Class C	98,170

Class R	10,603

Investor Class	63,829

Transfer agent fees — A, B, C, R, Y and Investor	454,208

Transfer agent fees — Institutional	395

Trustees’ and officers’ fees and benefits	14,530

Other	105,662

Total expenses	1,966,281

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,384)

Net expenses	1,963,897

Net investment income	7,793,301

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,249,125

Foreign currencies	(3,273)

Futures contracts	3,174,091

6,419,943

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,632,644

Foreign currencies	528

Futures contracts	(1,655,347)

9,977,825

Net realized and unrealized gain	16,397,768

Net increase in net assets resulting from operations	$24,191,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, for the seven months ended February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months	Seven months
	ended	ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$7,793,301	$9,512,987	$21,541,450

Net realized gain (loss)	6,419,943	(648,982)	(117,410,652)

Change in net unrealized appreciation	9,977,825	16,936,456	56,881,501

Net increase (decrease) in net assets resulting from operations	24,191,069	25,800,461	(38,987,701)

Distributions to shareholders from net investment income:
Class A	(4,976,696)	(6,110,967)	(17,906,176)

Class B	(445,754)	(639,330)	(2,785,614)

Class C	(393,164)	(474,872)	(1,358,351)

Class R	(95,234)	(107,858)	(337,334)

Class Y	(54,961)	(35,939)	(53,182)

Investor Class	(1,393,297)	(1,740,703)	(5,229,147)

Institutional Class	(314,378)	(538,374)	(986,013)

Total distributions from net investment income	(7,673,484)	(9,648,043)	(28,655,817)

Share transactions–net:
Class A	1,561,687	(7,029,511)	(11,109,037)

Class B	(2,165,656)	(4,758,821)	(15,745,467)

Class C	1,635,158	143,500	827,220

Class R	394,516	(194,036)	(27,280)

Class Y	1,523,436	(19,768)	1,160,682

Investor Class	1,077,880	(3,465,053)	(5,038,998)

Institutional Class	(35,243)	(7,596,381)	10,339,740

Net increase (decrease) in net assets resulting from share transactions	3,991,778	(22,920,070)	(19,593,140)

Net increase (decrease) in net assets	20,509,363	(6,767,652)	(87,236,658)

Net assets:
Beginning of period	324,078,292	330,845,944	418,082,602

End of period (includes undistributed net investment income of $59,819, $(59,998) and $(175,289), respectively)	$344,587,655	$324,078,292	$330,845,944

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Income Fund, formerly AIM Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares

17        Invesco Income Fund

are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

18        Invesco Income Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month

19        Invesco Income Fund

or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

20        Invesco Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $1,560.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $422.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the

21        Invesco Income Fund

Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $7,463 in front-end sales commissions from the sale of Class A shares and $1, $17,012 and $483 Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$3,373,131	$—	$11,062	$3,384,193

U.S. Treasury Securities	—	14,086,821	—	14,086,821

U.S. Government Sponsored Securities	—	5,478,536	—	5,478,536

Corporate Debt Securities	—	303,506,939	—	303,506,939

Asset Backed Securities	—	7,393,508	—	7,393,508

Municipal Obligations	—	6,451,703	—	6,451,703

	$3,373,131	$336,917,507	$11,062	$340,301,700

Futures*	(1,668,300)	—	—	(1,668,300)

Total Investments	$1,704,831	$336,917,506	$11,063	$338,633,400

*	Included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$224,281	$(1,892,581)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

22        Invesco Income Fund

Effect of Derivative Instruments for the six months ended August 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$3,174,091

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	$(1,655,347)

Total	$1,518,744

*	The average value of futures outstanding during the period was $55,847,545.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Ultra U.S. Treasury Bonds	49	December-2010/Long	$7,085,094	$32,816

U.S. Treasury 5 Year Notes	233	December-2010/Long	28,034,633	101,437

U.S. Treasury Long Bonds	74	December-2010/Long	9,992,312	90,028

Subtotal			$45,112,039	$224,281

U.S. Treasury 10 Year Notes	305	September-2010/Short	38,582,500	(1,892,581)

Total			$83,694,539	$(1,668,300)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended August 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $402.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,287 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal

23        Invesco Income Fund

Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $221,867,594 of capital loss carryforward in the fiscal year ending February 28, 2011.
  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$67,966,234

February 28, 2013	1,850,846

February 28, 2014	5,758,047

February 28, 2015	8,358,283

February 28, 2016	10,441,748

February 28, 2017	34,277,157

February 28, 2018	93,215,279

Total capital loss carryforward	$221,867,594

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $133,353,352 and $129,719,889, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$29,426,471

Aggregate unrealized (depreciation) of investment securities	(2,707,521)

Net unrealized appreciation of investment securities	$26,718,950

Cost of investments for tax purposes is $313,582,750.

24        Invesco Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,744,478	$18,587,947	2,650,504	$12,701,523	5,382,786	$24,834,396

Class B	635,429	3,136,559	606,651	2,909,516	1,049,114	4,851,880

Class C	945,690	4,722,618	677,680	3,251,728	1,283,007	5,801,975

Class R	144,638	710,941	117,550	564,337	265,814	1,226,110

Class Y(b)	322,743	1,584,091	4,474	21,695	263,582	1,254,088

Investor Class	1,084,744	5,398,598	719,833	3,455,379	1,979,092	9,238,812

Institutional Class	91,731	452,126	102,590	491,256	2,604,110	11,576,980

Issued as reinvestment of dividends:
Class A	796,938	3,962,756	997,889	4,808,666	2,950,967	13,675,068

Class B	79,266	394,161	113,791	548,490	473,245	2,205,402

Class C	65,778	326,059	83,702	402,332	245,066	1,132,399

Class R	18,560	92,061	22,231	106,836	71,686	332,631

Class Y	10,392	51,788	7,000	33,715	10,913	48,846

Investor Class	242,811	1,207,863	313,626	1,512,801	977,847	4,545,855

Institutional Class	63,204	314,273	111,833	538,374	215,450	986,013

Automatic conversion of Class B shares to Class A shares:
Class A	538,718	2,657,832	912,240	4,387,205	2,159,016	10,017,330

Class B	(538,425)	(2,657,832)	(911,106)	(4,387,205)	(2,155,806)	(10,017,330)

Reacquired:
Class A(b)	(4,791,258)	(23,646,848)	(6,034,906)	(28,926,905)	(12,784,280)	(59,635,831)

Class B	(614,956)	(3,038,544)	(796,845)	(3,829,622)	(2,719,972)	(12,785,419)

Class C	(693,223)	(3,413,519)	(732,525)	(3,510,560)	(1,297,579)	(6,107,154)

Class R	(83,298)	(408,486)	(183,391)	(865,209)	(344,037)	(1,586,021)

Class Y	(22,549)	(112,443)	(15,555)	(75,178)	(31,157)	(142,252)

Investor Class(b)	(1,117,566)	(5,528,581)	(1,750,412)	(8,433,233)	(4,009,330)	(18,823,665)

Institutional Class	(160,737)	(801,642)	(1,783,172)	(8,626,011)	(470,863)	(2,223,253)

Net increase (decrease) in share activity	763,108	$3,991,778	(4,766,318)	$(22,920,070)	(3,881,329)	$(19,593,140)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	158,317	$790,002

Class A	(147,717)	(737,106)

Investor Class	(10,579)	(52,896)

  Effective November 30, 2010, all Invesco Funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

25        Invesco Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Six months ended 08/31/10	$4.87	$0.12	$0.25	$0.37	$(0.12)	$5.12	7.66%	$219,250	1.12	%(d)	1.12	%(d)	4.81	%(d)	41%
Seven months ended 02/28/10	4.64	0.14	0.23	0.37	(0.14)	4.87	8.08	207,158	1.10	(f)	1.11	(f)	5.01	(f)	85
Year ended 07/31/09	5.56	0.30	(0.82)	(0.52)	(0.40)	4.64	(9.05)	204,169	1.18		1.19		6.48		135
Year ended 07/31/08	6.11	0.36	(0.53)	(0.17)	(0.38)	5.56	(2.91)	257,418	1.09		1.09		6.07		51
Year ended 07/31/07	6.18	0.34	(0.05)	0.29	(0.36)	6.11	4.71	320,513	1.06		1.06		5.42		85
Year ended 07/31/06	6.52	0.31	(0.25)	0.06	(0.40)	6.18	0.99	327,301	1.05		1.05		4.87		83

Class B
Six months ended 08/31/10	4.88	0.10	0.25	0.35	(0.10)	5.13	7.25	21,918	1.87	(d)	1.87	(d)	4.06	(d)	41
Seven months ended 02/28/10	4.65	0.12	0.23	0.35	(0.12)	4.88	7.61	22,992	1.85	(f)	1.86	(f)	4.26	(f)	85
Year ended 07/31/09	5.57	0.27	(0.82)	(0.55)	(0.37)	4.65	(9.71)	26,491	1.93		1.94		5.73		135
Year ended 07/31/08	6.12	0.31	(0.52)	(0.21)	(0.34)	5.57	(3.62)	50,421	1.84		1.84		5.32		51
Year ended 07/31/07	6.19	0.29	(0.05)	0.24	(0.31)	6.12	3.93	78,442	1.81		1.81		4.67		85
Year ended 07/31/06	6.52	0.26	(0.24)	0.02	(0.35)	6.19	0.39	114,200	1.80		1.80		4.12		83

Class C
Six months ended 08/31/10	4.86	0.10	0.25	0.35	(0.10)	5.11	7.27	22,063	1.87	(d)	1.87	(d)	4.06	(d)	41
Seven months ended 02/28/10	4.63	0.12	0.23	0.35	(0.12)	4.86	7.63	19,442	1.85	(f)	1.86	(f)	4.26	(f)	85
Year ended 07/31/09	5.55	0.27	(0.83)	(0.56)	(0.36)	4.63	(9.77)	18,386	1.93		1.94		5.73		135
Year ended 07/31/08	6.10	0.31	(0.53)	(0.22)	(0.33)	5.55	(3.65)	20,753	1.84		1.84		5.32		51
Year ended 07/31/07	6.17	0.29	(0.05)	0.24	(0.31)	6.10	3.93	26,673	1.81		1.81		4.67		85
Year ended 07/31/06	6.50	0.26	(0.24)	0.02	(0.35)	6.17	0.39	29,236	1.80		1.80		4.12		83

Class R
Six months ended 08/31/10	4.87	0.11	0.24	0.35	(0.11)	5.11	7.31	4,651	1.37	(d)	1.37	(d)	4.56	(d)	41
Seven months ended 02/28/10	4.63	0.13	0.24	0.37	(0.13)	4.87	8.16	4,036	1.35	(f)	1.36	(f)	4.76	(f)	85
Year ended 07/31/09	5.56	0.29	(0.83)	(0.54)	(0.39)	4.63	(9.47)	4,046	1.43		1.44		6.23		135
Year ended 07/31/08	6.10	0.34	(0.52)	(0.18)	(0.36)	5.56	(2.99)	4,887	1.34		1.34		5.82		51
Year ended 07/31/07	6.18	0.32	(0.06)	0.26	(0.34)	6.10	4.27	4,640	1.31		1.31		5.17		85
Year ended 07/31/06	6.51	0.29	(0.24)	0.05	(0.38)	6.18	0.88	3,953	1.30		1.30		4.62		83

Class Y
Six months ended 08/31/10	4.88	0.13	0.24	0.37	(0.12)	5.13	7.77	2,819	0.87	(d)	0.87	(d)	5.06	(d)	41
Seven months ended 02/28/10	4.65	0.15	0.23	0.38	(0.15)	4.88	8.22	1,167	0.85	(f)	0.86	(f)	5.26	(f)	85
Year ended 07/31/09(e)	4.99	0.25	(0.28)	(0.03)	(0.31)	4.65	(0.18)	1,130	0.94	(f)	0.95	(f)	6.72	(f)	135

Investor Class
Six months ended 08/31/10	4.88	0.12	0.25	0.37	(0.12)	5.13	7.65	61,633	1.09	(d)	1.09	(d)	4.84	(d)	41
Seven months ended 02/28/10	4.65	0.14	0.23	0.37	(0.14)	4.88	8.07	57,599	1.08	(f)	1.09	(f)	5.03	(f)	85
Year ended 07/31/09	5.57	0.30	(0.82)	(0.52)	(0.40)	4.65	(9.01)	58,193	1.18		1.19		6.48		135
Year ended 07/31/08	6.12	0.36	(0.53)	(0.17)	(0.38)	5.57	(2.89)	75,601	1.09		1.09		6.07		51
Year ended 07/31/07	6.19	0.34	(0.05)	0.29	(0.36)	6.12	4.71	95,418	1.06		1.06		5.42		85
Year ended 07/31/06	6.53	0.31	(0.25)	0.06	(0.40)	6.19	0.98	107,044	1.05		1.05		4.87		83

Institutional Class
Six months ended 08/31/10	4.88	0.13	0.25	0.38	(0.13)	5.13	7.92	12,254	0.59	(d)	0.59	(d)	5.34	(d)	41
Seven months ended 02/28/10	4.65	0.15	0.24	0.39	(0.16)	4.88	8.40	11,685	0.58	(f)	0.59	(f)	5.53	(f)	85
Year ended 07/31/09	5.57	0.32	(0.81)	(0.49)	(0.43)	4.65	(8.51)	18,430	0.63		0.64		7.03		135
Year ended 07/31/08	6.12	0.39	(0.53)	(0.14)	(0.41)	5.57	(2.42)	9,003	0.60		0.60		6.56		51
Year ended 07/31/07	6.19	0.37	(0.05)	0.32	(0.39)	6.12	5.21	9,265	0.55		0.55		5.92		85
Year ended 07/31/06	6.39	0.25	(0.12)	0.13	(0.33)	6.19	2.05	1,689	0.63	(f)	0.63	(f)	5.29	(f)	83

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $208,002, $22,087, $19,473, $4,205, $2,195, $58,156 and $11,858 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

26        Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
Class A	$1,000.00	$1,076.60	$5.88	$1,019.54	$5.72	1.12%

Class B	1,000.00	1,072.50	9.78	1,015.76	9.52	1.87

Class C	1,000.00	1,072.70	9.78	1,015.76	9.52	1.87

Class R	1,000.00	1,075.30	7.18	1,018.28	6.98	1.37

Class Y	1,000.00	1,077.70	4.57	1,020.80	4.45	0.87

Investor Class	1,000.00	1,076.50	5.71	1,019.71	5.55	1.09

Institutional	1,000.00	1,081.50	3.11	1,022.22	3.02	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27        Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Income Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

28        Invesco Income Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, and against the Lipper Corporate Debt Funds BBB-Rated Index. The Board noted that the performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board also noted that Invesco Advisers made manager and process changes in 2008 and early 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes three breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Income Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client
Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INC-SAR-1	Invesco Distributors, Inc.

Invesco Limited Maturity Treasury Fund

Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
6	Financial Statements
8	Notes to Financial Statements
14	Financial Highlights
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Agreements

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.56%

Class A2 Shares	0.61

Class Y Shares	0.68

Institutional Class Shares	0.74

The Barclays Capital U.S. Aggregate Index ▼ (Broad Market Index)	5.81

The Barclays Capital 1-2 Year U.S. Government Bond Index ▼ (Style-Specific Index)	0.84

The Lipper Short U.S. Treasury Funds Category Average ▼ (Peer Group)	1.49

▼Lipper Inc.
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital 1-2 Year U.S. Government Bond Index is an unmanaged index considered representative of the U.S. Treasury and U.S. government agency issues with maturities of one to two years.
     The Lipper Short U.S. Treasury Funds Category Average represents an average of all of the funds in the Lipper Short U.S. Treasury Funds category.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco Limited Maturity Treasury Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales
charges

Class A Shares

10 Years	3.00%

5 Years	2.70

1 Year	-1.54

Class A2 Shares

Inception (12/15/87)	4.92%

10 Years	3.32

5 Years	3.10

1 Year	0.04

Class Y Shares

10 Years	3.45%

5 Years	3.36

1 Year	1.34

Institutional Class Shares

Inception (7/13/87)	5.21%

10 Years	3.69

5 Years	3.61

1 Year	1.35

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

10 Years	3.07%

5 Years	2.67

1 Year	-1.57

Class A2 Shares

Inception (12/15/87)	4.94%

10 Years	3.39

5 Years	3.09

1 Year	0.01

Class Y Shares

10 Years	3.52%

5 Years	3.34

1 Year	1.21

Institutional Class Shares

Inception (7/13/87)	5.23%

10 Years	3.76

5 Years	3.58

1 Year	1.33

On February 1, 2010, the Fund’s former Class A shares were renamed Class A2 shares, and the Fund’s former Class A3 shares were renamed Class A shares. Please see the prospectus for more information.
     Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements. Class A2 shares are closed to new investors.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.74%, 0.64%, 0.49% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

3	Invesco Limited Maturity Treasury Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
4	Invesco Limited Maturity Treasury Fund

Schedule of Investments

August 31, 2010
(Unaudited)

		Principal
	Maturity	Amount
	Date	(000)	Value

U.S. Treasury Securities–99.81%
1.13%	06/30/11	$18,300	$18,432,246

1.00%	07/31/11	17,700	17,814,082

1.00%	08/31/11	17,600	17,722,375

1.00%	09/30/11	17,000	17,123,516

1.00%	10/31/11	16,100	16,222,008

1.00%	12/31/11	16,100	16,232,070

1.00%	03/31/12	17,400	17,559,047

1.00%(a)	04/30/12	16,300	16,448,992

0.75%	05/31/12	11,000	11,055,859

0.63%	06/30/12	15,800	15,845,672

0.63%	07/31/12	11,200	11,232,375

0.38%	08/31/12	8,700	8,682,328

1.00%	07/15/13	3,800	3,833,250

1.75%	07/31/15	10,100	10,313,047

TOTAL INVESTMENTS–99.81% (Cost $197,667,682)			198,516,867

OTHER ASSETS LESS LIABILITIES–0.19%			382,693

NET ASSETS–100.00%			$198,899,560

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.

Portfolio Composition

U.S. Treasury Notes	Interest	% of Total
Maturity Date	Rate	Net Assets

06/30/2011	1.13	9.27%

07/31/2011	1.00	8.96

08/31/2011	1.00	8.91

09/30/2011	1.00	8.61

10/31/2011	1.00	8.15

12/31/2011	1.00	8.16

03/31/2012	1.00	8.83

04/30/2012	1.00	8.27

05/31/2012	0.75	5.56

06/30/2012	0.63	7.97

07/31/2012	0.63	5.65

08/31/2012	0.38	4.36

07/15/2013	1.00	1.93

07/31/2015	1.75	5.18

OTHER ASSETS LESS LIABILITIES		0.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Limited Maturity Treasury Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $197,667,682)	$198,516,867

Receivables for:
Investments sold	7,149,598

Fund shares sold	628,764

Interest	396,949

Investment for trustee deferred compensation and retirement plans	44,611

Other assets	38,281

Total assets	206,775,070

Liabilities:
Payables for:
Investments purchased	7,084,011

Fund shares reacquired	574,261

Dividends	3,947

Variation margin	3,516

Accrued fees to affiliates	86,221

Accrued other operating expenses	34,449

Trustee deferred compensation and retirement plans	89,105

Total liabilities	7,875,510

Net assets applicable to shares outstanding	$198,899,560

Net assets consist of:
Shares of beneficial interest	$197,065,500

Undistributed net investment income	(2,532)

Undistributed net realized gain	988,154

Unrealized appreciation	848,438

$198,899,560

Net Assets:
Class A	$78,882,850

Class A2	$76,206,440

Class Y	$14,731,432

Institutional Class	$29,078,838

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	7,462,903

Class A2	7,208,159

Class Y	1,393,618

Institutional Class	2,748,671

Class A
Net asset value and offering price per share	$10.57

Maximum offering price per share
(Net asset value of $10.57 divided by 97.50%)	$10.84

Class A2
Net asset value per share	$10.57

Maximum offering price per share
(Net asset value of $10.57 divided by 99.00%)	$10.68

Class Y:
Net asset value and offering price per share	$10.57

Institutional Class:
Net asset value and offering price per share	$10.58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Limited Maturity Treasury Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$890,143

Expenses:
Advisory fees	203,406

Administrative services fees	25,205

Custodian fees	3,271

Distribution fees:
Class A	101,683

Class A2	60,659

Transfer agent fees — A, A2 and Y	138,365

Transfer agent fees — Institutional	8,329

Trustees’ and officers’ fees and benefits	13,151

Registration and filing fees	33,920

Other	31,356

Total expenses	619,345

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(112)

Net expenses	619,233

Net investment income	270,910

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	927,274

Futures contracts	318,951

1,246,225

Change in net unrealized appreciation (depreciation) of:
Investment securities	(301,097)

Futures contracts	(21,434)

(322,531)

Net realized and unrealized gain	923,694

Net increase in net assets resulting from operations	$1,194,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010 and the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$270,910	$525,881	$2,996,139

Net realized gain	1,246,225	1,036,253	4,180,385

Change in net unrealized appreciation (depreciation)	(322,531)	156,181	(135,870)

Net increase in net assets resulting from operations	1,194,604	1,718,315	7,040,654

Distributions to shareholders from net investment income:
Class A	(67,148)	(178,482)	(1,363,682)

Class A2	(107,078)	(218,949)	(1,247,996)

Class Y	(25,393)	(23,926)	(66,100)

Institutional Class	(73,244)	(102,315)	(320,553)

Total distributions from net investment income	(272,863)	(523,672)	(2,998,331)

Share transactions–net:
Class A	(10,172,885)	(15,286,785)	(22,670,227)

Class A2	(10,193,012)	(8,261,724)	11,865,416

Class Y	5,246,732	4,115,601	5,213,458

Institutional Class	254,542	7,071,918	3,103,587

Net increase (decrease) in net assets resulting from share transactions	(14,864,623)	(12,360,990)	(2,487,766)

Net increase (decrease) in net assets	(13,942,882)	(11,166,347)	1,554,557

Net assets:
Beginning of period	212,842,442	224,008,789	222,454,232

End of period (includes undistributed net investment income of $(2,532), $(579) and $(2,788), respectively)	$198,899,560	$212,842,442	$224,008,789

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Limited Maturity Treasury Fund, formerly AIM Limited Maturity Treasury Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class A2, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

8        Invesco Limited Maturity Treasury Fund

Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the

9        Invesco Limited Maturity Treasury Fund

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.20%

Over $500 million	0.175%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $112.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $4,341 and $513 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

10        Invesco Limited Maturity Treasury Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

U.S. Treasury Securities	$—	$198,516,867	$—	$198,516,867

Futures**	(748)	—	—	(748)

Total Investments	$(748)	$198,516,867	$—	$198,516,119

**	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$2,769	$(3,517)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$318,951

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(21,434)

Total	$297,517

*	The average value of futures outstanding during the period was $26,464,539.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	20	December-2010/Long	$4,382,812	$2,769

U.S. Treasury 5 Year Notes	14	December-2010/Short	1,684,484	(3,517)

Total			$6,067,296	$(748)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,101 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

11        Invesco Limited Maturity Treasury Fund

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,052,900 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2015	$211,576

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the six months ended August 31, 2010 was $165,384,513 and $178,839,860, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$823,373

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$823,373

Cost of investments for tax purposes is $197,693,494.

12        Invesco Limited Maturity Treasury Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,787,495	$18,813,841	3,064,064	$32,172,856	922,716	$9,642,872

Class A2	149,799	1,576,602	276,040	2,904,847	16,127,911	168,243,643

Class Y(b)	576,320	6,058,473	489,592	5,123,506	1,494,241	15,623,237

Institutional Class	210,713	2,217,862	1,029,708	10,822,987	1,276,076	13,352,584

Issued as reinvestment of dividends:
Class A	6,005	63,184	15,837	166,292	115,877	1,207,517

Class A2	8,759	92,198	18,097	190,039	108,820	1,135,946

Class Y	1,906	20,068	1,355	14,229	3,693	38,675

Institutional Class	6,538	68,858	9,200	96,716	28,735	300,059

Reacquired:
Class A(b)	(2,764,631)	(29,070,037)	(4,537,527)	(47,625,933)	(3,209,139)	(33,520,616)

Class A2(b)	(1,125,429)	(11,841,685)	(1,081,531)	(11,356,610)	(15,115,014)	(157,514,173)

Class Y	(79,115)	(831,808)	(97,379)	(1,022,134)	(996,995)	(10,448,454)

Institutional Class	(193,089)	(2,032,179)	(366,294)	(3,847,785)	(1,009,045)	(10,549,056)

Net increase (decrease) in share activity	(1,414,729)	$(14,864,623)	(1,178,838)	$(12,360,990)	(252,124)	$(2,487,766)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A2 into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	437,219	$4,542,706

Class A	(32,374)	(336,367)

Class A2	(404,845)	(4,206,339)

13        Invesco Limited Maturity Treasury Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			on securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 08/31/10	$10.52	$0.01	(c)	$0.05	$0.06	$(0.01)	$10.57	0.56%	$78,883	0.71	%(d)	0.71	%(d)	0.16	%(d)	82%
Seven months ended 02/28/10	10.46	0.02	(c)	0.06	0.08	(0.02)	10.52	0.76	88,726	0.74		0.74		0.32		65
Year ended 07/31/09	10.27	0.12	(c)	0.19	0.31	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Year ended 07/31/08	10.03	0.32	(c)	0.24	0.56	(0.32)	10.27	5.65	90,058	0.71		0.71		3.10		126
Year ended 07/31/07	10.00	0.40		0.03	0.43	(0.40)	10.03	4.37	26,431	0.77		0.77		3.98		107
Year ended 07/31/06	10.09	0.32		(0.09)	0.23	(0.32)	10.00	2.31	33,476	0.76		0.76		3.16		103

Class A2
Six months ended 08/31/10	10.52	0.01	(c)	0.05	0.06	(0.01)	10.57	0.61	76,206	0.61	(d)	0.61	(d)	0.26	(d)	82
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	10.52	0.82	86,019	0.64		0.64		0.42		65
Year ended 07/31/09	10.27	0.13	(c)	0.19	0.32	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Year ended 07/31/08	10.03	0.33	(c)	0.24	0.57	(0.33)	10.27	5.76	114,347	0.61		0.61		3.19		126
Year ended 07/31/07	10.10	0.41		0.03	0.44	(0.41)	10.03	4.47	141,832	0.67		0.67		4.08		107
Year ended 07/31/06	10.25	0.33		(0.10)	0.23	(0.33)	10.00	2.31	178,347	0.66		0.66		3.26		103

Class Y
Six months ended 08/31/10	10.52	0.02	(c)	0.05	0.07	(0.02)	10.57	0.68	14,731	0.46	(d)	0.46	(d)	0.41	(d)	82
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	10.52	0.90	9,410	0.49		0.49		0.57		65
Year ended 07/31/09(e)	10.39	0.12	(c)	0.06	0.18	(0.11)	10.46	1.71	5,240	0.47	(f)	0.47	(f)	1.41	(f)	157

Institutional Class
Six months ended 08/31/10	10.53	0.03	(c)	0.05	0.08	(0.03)	10.58	0.74	29,079	0.36	(d)	0.36	(d)	0.51	(d)	82
Seven months ended 02/28/10	10.47	0.04	(c)	0.06	0.10	(0.04)	10.53	0.97	28,687	0.38		0.38		0.68		65
Year ended 07/31/09	10.28	0.16	(c)	0.19	0.35	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157
Year ended 07/31/08	10.04	0.35	(c)	0.24	0.59	(0.35)	10.28	6.02	18,049	0.36		0.36		3.45		126
Year ended 07/31/07	10.00	0.44		0.04	0.48	(0.44)	10.04	4.88	12,335	0.36		0.36		4.38		107
Year ended 07/31/06	10.10	0.36		(0.10)	0.26	(0.36)	10.00	2.63	14,389	0.35		0.35		3.57		103

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $80,683, $80,219, $12,472 and $28,374 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 31, 2008.
(f)	Annualized.

14        Invesco Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(02/28/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,005.60	$3.59	$1,021.63	$3.62	0.71%

A2	1,000.00	1,006.10	3.08	1,022.13	3.11	0.61

Y	1,000.00	1,006.80	2.33	1,022.89	2.35	0.46

Institutional	1,000.00	1,007.40	1.87	1,023.39	1.84	0.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

15        Invesco Limited Maturity Treasury Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Limited Maturity Treasury Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

16        Invesco Limited Maturity Treasury Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, and against the Barclay 1-2 Year Government Bond Index. The Board noted that the performance of Class A2 shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A2 shares of the Fund was below the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A2 shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoint. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

17        Invesco Limited Maturity Treasury Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

LTD-SAR-1	Invesco Distributors, Inc.

Invesco Money Market Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Information
3	Letters to Shareholders
4	Schedule of Investments
9	Financial Statements
11	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses
18	Approval of Investment Advisory and Sub-Advisory Agreements
For the most recent month-end performance, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including fees and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Information
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Team managed by Invesco Advisers, Inc.
2	Invesco Money Market Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
3	Invesco Money Market Fund

Schedule of Investments

August 31, 2010
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–52.22%(a)
Asset-Backed Securities–Commercial Loans/Leases–1.56%
Atlantis One Funding Corp.(b)(c)	0.47%	09/01/10	$25,000	$25,000,000

Asset-Backed Securities–Fully Supported Bank–16.18%
Concord Minutemen Capital Co., LLC –Series A, (Multi CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.50%	10/05/10	40,000	39,981,111

Crown Point Capital Co., LLC –Series A, (Multi CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.50%	09/07/10	25,000	24,997,917

–Series A, (Multi CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.50%	10/05/10	35,000	34,983,472

Grampian Funding Ltd./LLC (CEP–Lloyds TSB Bank PLC)(b)(c)	0.35%	10/01/10	35,000	34,989,792

Lexington Parker Capital Co., LLC (Multi CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.50%	09/13/10	50,000	49,991,666

LMA Americas, LLC (CEP–Credit Agricole S.A.)(b)(c)	0.30%	09/15/10	35,000	34,995,917

Surrey Funding Corp. (CEP–Barclays Bank PLC)(b)(c)	0.36%	09/13/10	40,000	39,995,200

				259,935,075

Asset-Backed Securities–Multi-Purpose–11.14%
Gemini Securitization Corp., LLC(c)	0.26%	09/15/10	50,000	49,994,944

Mont Blanc Capital Corp.(b)(c)	0.25%	09/24/10	25,000	24,996,007

Nieuw Amsterdam Receivables Corp.(b)(c)	0.47%	10/14/10	25,000	24,985,965

Nieuw Amsterdam Receivables Corp.(b)(c)	0.47%	10/18/10	39,000	38,976,069

Regency Markets No. 1, LLC(b)(c)	0.26%	09/16/10	40,000	39,995,667

				178,948,652

Asset-Backed Securities–Securities–1.87%
Solitaire Funding Ltd./LLC(b)(c)	0.30%	09/02/10	30,000	29,999,750

Diversified Banks–6.86%
BNZ International Funding Ltd.(b)(c)	0.42%	10/19/10	40,000	39,977,600

Lloyds TSB Bank PLC(b)	0.32%	10/20/10	20,145	20,136,226

National Australia Funding Delaware Inc.(b)(c)	0.45%	09/03/10	25,000	24,999,375

Royal Bank of Canada(b)(c)(d)	0.53%	09/01/11	25,000	25,000,000

				110,113,201

Life & Health Insurance–1.87%
Metlife Short-Term Funding LLC(c)	0.29%	09/07/10	30,000	29,998,550

Packaged Foods & Meats–1.56%
Nestle Capital Corp.(b)(c)	0.30%	10/04/10	25,000	24,993,125

Regional Banks–11.18%
ANZ National (Int’l) Ltd.(b)(c)	0.54%	09/09/10	50,000	49,994,000

Banque et Caisse d’Epargne de l’Etat(b)	0.31%	11/02/10	30,000	29,983,983

Banque et Caisse d’Epargne de l’Etat(b)	0.46%	10/28/10	25,000	24,981,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Regional Banks–(continued)

Svenska Handelsbanken, Inc.(b)	0.39%	10/14/10	$24,700	$24,688,494

Svenska Handelsbanken, Inc.(b)	0.49%	09/10/10	50,000	49,993,875

				179,642,144

Total Commercial Paper				838,630,497

Certificates of Deposit–14.96%
Barclays Bank PLC(d)	0.52%	07/19/11	25,000	25,000,000

Credit Agricole Corporate & Investment Bank	0.70%	09/10/10	24,000	24,000,000

Mitsubishi UFJ Trust & Banking Corp.	0.27%	09/21/10	30,000	30,000,000

Mitsubishi UFJ Trust & Banking Corp.	0.30%	09/10/10	49,999	50,000,000

Nordea Bank Finland PLC	0.51%	09/07/10	42,200	42,200,000

Rabobank Nederland(d)	0.30%	12/14/10	25,000	25,000,000

Royal Bank of Scotland PLC	0.32%	10/01/10	30,000	30,000,000

Societe Generale North America, Inc.(d)	1.33%	05/05/11	14,000	14,000,000

Total Certificates of Deposit (Cost $240,200,000)				240,200,000

Variable Rate Demand Notes–11.36%(d)(e)
Credit Enhanced–11.36%
Allegheny (County of), Pennsylvania Industrial Development Authority (Eleven Parkway Center Associates); Series 1992, Ref. VRD Commercial Development RB (LOC–PNC Bank, N.A.)(f)	0.29%	12/15/12	1,400	1,400,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Oakland Catholic High School); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	06/01/38	2,880	2,880,000

Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP–FNMA)	0.29%	05/15/33	1,895	1,895,000

Beaver (County of), Pennsylvania Industrial Development Authority (FirstEnergy Generation Corp.); Series 2006 B, Ref. VRD PCR (LOC–Citibank, N.A.)(f)	0.28%	12/01/35	33,864	33,865,000

Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank N.A.)(f)	0.30%	12/01/28	2,105	2,105,000

Benzinger (Township of), Pennsylvania Hospital Authority (Elk Regional Health System); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	12/01/30	3,190	3,190,000

Burnsville (City of), Minnesota (Bridgeway Apartments LP); Series 2003, Ref. VRD MFH RB (CEP–FNMA)	0.30%	10/15/33	1,175	1,175,000

Butler (County of), Pennsylvania General Authority (New Castle Area School District); Series 2010, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	03/01/30	2,375	2,375,000

Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.36%	07/01/38	1,255	1,255,000

Chatham Capital Corp.; Series 2000, VRD Taxable Notes (LOC–JPMorgan Chase Bank N.A.)(f)	0.29%	07/01/20	4,469	4,469,000

Chicago (City of), Illinois; Series 1997, VRD Limited Tax GO (LOC–Harris N.A.)(b)(f)	0.25%	01/01/12	1,000	1,000,000

Colorado (State of) Health Facilities Authority (Exempla, Inc.); Series 2002 B, VRD RB (LOC–U.S. Bank, N.A.)(f)	0.31%	01/01/33	1,100	1,100,000

Colorado (State of) Housing & Finance Authority (St. Moritz); Series 1996 H, Ref. VRD MFH RB (CEP–FNMA)	0.28%	10/15/16	3,015	3,015,000

Colorado (State of) Housing & Finance Authority (Woodstream Village); Series 1985, VRD MFH RB (CEP–FNMA)	0.38%	02/01/31	1,585	1,585,000

Connecticut (State of) Development Authority (Northeast Foods, Inc.); Series 1998, VRD IDR (LOC–Bank of America, N.A.)(c)(f)	0.50%	06/01/13	925	925,000

Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(f)	0.29%	11/01/39	2,000	2,000,000

DeKalb (County of), Georgia Development Authority (Atlanta Jewish Community Center, Inc.); Series 1999, VRD RB (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	09/01/24	1,650	1,650,000

DeKalb (County of), Georgia Housing Authority (Crow Wood Arbor Associates, LTD.); Series 1985 Q, VRD MFH RB (CEP–FHLMC)	0.30%	12/01/25	4,075	4,075,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Florida (State of) Housing Finance Agency (Caribbean Key Apartments); Series 1996 F, VRD RB (CEP–FNMA)	0.32%	06/01/26	$1,135	$1,135,000

Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.29%	08/01/28	1,700	1,700,000

Fredericksburg (City of), Virginia Economic Development Authority (Student Housing & Economic Development Project-Eagle Village I); Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(f)	0.34%	09/01/41	1,200	1,200,000

Illinois (State of) Development Finance Authority (Providence-St. Mel School); Series 2002, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)	0.30%	06/01/37	1,000	1,000,000

Illinois (State of) Educational Facilities Authority (Cultural Pooled Financing Program); Series 1985, VRD RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.40%	12/01/25	3,500	3,500,000

Illinois (State of) Finance Authority (Metform, LLC); Series 2004, VRD IDR (LOC–Bank of America, N.A.)(f)	0.39%	05/01/14	1,250	1,250,000

Illinois (State of) Finance Authority (Rehabilitation Institute of Chicago); Series 2009 C, VRD RB (LOC–Northern Trust Co.)(f)	0.26%	04/01/39	2,175	2,175,000

Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (CEP–FHLB of Indianapolis)	0.35%	12/01/39	985	985,000

Jacksonville (City of), Florida (University of Florida Health Science Center-Jacksonville Faculty Clinic); Series 1989, VRD IDR (LOC–Bank of America, N.A.)(f)	0.30%	07/01/19	1,800	1,800,000

Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP–FHLMC)	0.34%	04/01/44	5,190	5,190,000

King George (County of), Virginia Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC–JPMorgan Chase Bank N.A.)(c)(f)	0.35%	09/01/21	1,100	1,100,000

Lubbock (City of), Texas Independent School District; Series 2006, School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	0.30%	02/01/30	1,550	1,550,000

M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(c)(f)	0.35%	01/01/33	500	500,000

Maryland (State of) Economic Development Corp. (Associated Catholic Charities, Inc. Facility); Series 2004, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	10/01/29	1,300	1,300,000

Maryland (State of) Economic Development Corp. (Baltimore Symphony Endowment Trust); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	11/01/28	2,435	2,435,000

Maryland (State of) Economic Development Corp. (eMerge, Inc.); Series 2006 A, Ref. VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	04/01/22	1,565	1,565,000

Maryland (State of) Economic Development Corp. (Providence Center, Inc. Facility); Series 2005, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	05/03/27	2,720	2,720,000

Maryland (State of) Health & Higher Educational Facilities Authority (Archdiocese of Baltimore Schools); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	07/01/37	1,965	1,965,000

Massachusetts (State of) Development Finance Agency (Salema Family Limited Partnership); Series 1999 A, VRD IDR (LOC–Bank of America, N.A.)(f)	0.50%	12/01/20	805	805,000

Massachusetts (State of) Health & Educational Facilities Authority (Falmouth Assisted Living, Inc.); Series 1995 A, VRD RB (LOC–Bank of America, N.A.)(f)	0.32%	11/01/26	2,400	2,400,000

Massachusetts (State of) Housing Finance Agency; Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(f)	0.34%	01/01/44	3,100	3,100,000

Miami (City of), Florida Health Facilities Authority (Mercy Hospital); Series 1998, Ref. VRD RB (LOC–Bank of America, N.A.)(f)	0.29%	08/01/20	1,500	1,500,000

Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corp.); Series 2002, VRD School RB (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	03/01/32	1,100	1,100,000

Montgomery (County of), Pennsylvania Industrial Development Authority (LaSalle College High School); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	11/01/38	1,875	1,875,000

New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–FNMA)	0.27%	11/15/37	6,500	6,500,000

North Carolina (State of) Medical Care Commission (Angel Medical Center, Inc.); Series 2007, VRD Health Care Facilities RB (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	04/01/31	1,215	1,215,000

Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	12/01/27	6,700	6,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–FNMA)	0.36%	06/01/25	$1,200	$1,200,000

Osprey Properties Limited Partnership, LLLP; Series 2002, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	06/01/27	6,000	6,000,000

Parma (City of), Ohio (PRL Corp.); Series 2006 B, VRD Taxable Economic Development RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.30%	11/01/30	1,250	1,250,000

Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD Economic Development RB (LOC–PNC Bank, N.A.)(f)	0.29%	09/01/15	1,070	1,070,000

Pennsylvania (State of) Higher Educational Facilities Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Mercyhurst College); Series 1999 E-1, VRD RB (LOC–PNC Bank, N.A.)(f)	0.29%	11/01/19	1,475	1,475,000

Pima (County of), Arizona Industrial Development Authority (Delaware Military Academy, Inc.); Series 2008, VRD Charter School RB (LOC–PNC Bank, N.A.)(f)	0.29%	09/01/38	1,110	1,110,000

Richland (City of), Washington; Series 1996, VRD Golf Enterprise RB (LOC–Bank of America, N.A.)(f)	0.27%	12/01/21	2,300	2,300,000

Ridley (Township of), Pennsylvania School District; Series 2009, VRD Limited Tax GO (LOC–TD Bank, N.A.)(b)(f)	0.30%	11/01/29	2,800	2,800,000

Saint Paul (City of), Minnesota Housing & Redevelopment Authority (Highland Ridge, LP); Series 2003, Ref. VRD MFH RB (CEP–FHLMC)	0.30%	10/01/33	7,675	7,675,000

Saint Paul (City of), Minnesota Port Authority;
Series 2009-5 O, VRD District Heating RB (LOC–Deutsche Bank AG)(b)(f)	0.26%	12/01/28	1,800	1,800,000

Series 2009-6 P, VRD District Heating RB (LOC–Deutsche Bank AG)(b)(f)	0.28%	12/01/28	1,565	1,565,000

Series 2009-7 Q, Ref. VRD District Heating RB (LOC–Deutsche Bank AG)(b)(f)	0.26%	12/01/28	985	985,000

Series 2009-11 DD, Ref. VRD District Cooling RB (LOC–Deutsche Bank AG)(b)(f)	0.26%	03/01/29	820	820,000

Seattle (Port of), Washington Industrial Development Corp. (Crowley Marine Services, Inc.); Series 2001, VRD RB (LOC–Citibank, N.A.)(f)	0.33%	12/31/21	2,000	2,000,000

Smyrna (City of), Georgia Housing Authority (F&M Villages); Series 1997, VRD MFH RB (CEP–FNMA)	0.30%	06/01/25	2,260	2,260,000

South Carolina (State of) Jobs-Economic Development Authority (Heathwood Hall Episcopal School); Series 2001, VRD RB (LOC–Wells Fargo Bank, N.A.)(f)	0.29%	08/01/29	1,100	1,100,000

St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(c)(f)	0.44%	10/01/21	700	700,000

Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)	0.30%	07/15/31	1,750	1,750,000

USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.27%	11/15/24	5,300	5,300,000

Warren (County of), Ohio (Otterbein Homes); Series 1998 A, Ref. VRD Health Care Facilities Improvement RB (LOC–U.S. Bank, N.A.)(f)	0.27%	07/01/21	5,450	5,450,000

Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC–U.S. Bank, N.A.)(f)	0.32%	10/01/26	4,500	4,500,000

Washington (State of) Housing Finance Commission (Seattle Country Day School); Series 2006, VRD Non-Profit RB (LOC–Bank of America, N.A.)(f)	0.29%	07/01/32	1,100	1,100,000

Total Variable Rate Demand Notes (Cost $182,434,000)				182,434,000

Medium-Term Notes–4.43%
European Investment Bank, Sr. Unsec. Global MTN(b)	4.63%	09/15/10	24,999	25,041,364

Sr. Unsec. Global MTN(b)	5.25%	06/15/11	15,000	15,519,214

Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Gtd. Global MTN(b)	3.75%	06/27/11	20,000	20,503,836

Unilever Capital Corp., Sr. Unsec. Gtd. Global MTN(b)	7.13%	11/01/10	10,000	10,113,251

Total Medium-Term Notes (Cost $71,177,665)				71,177,665

TOTAL INVESTMENTS (excluding Repurchase Agreements)–82.97%				1,332,442,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Money Market Fund

	Interest	Maturity	Repurchase
	Rate	Date	Amount	Value

Repurchase Agreements–16.89%(g)
Barclays Capital Inc., Joint agreement dated 08/31/10, aggregate maturing value $700,004,667 (collateralized by U.S. Treasury obligations valued at $714,000,072; 1.00%-1.38%, 02/15/12-07/15/13)	0.24%	09/01/10	$50,000,334	$50,000,000

BNP Paribas Securities Corp., Joint agreement dated 08/31/10, aggregate maturing value $592,006,742 (collateralized by U.S. Government sponsored agency, U.S. Treasury & Corporate obligations valued at $605,729,795; 0%-6.22%, 11/15/19-04/16/40)(b)	0.41%	09/01/10	75,000,854	75,000,000

Societe Generale, Joint agreement dated 08/31/10, aggregate maturing value $750,005,000 (collateralized by U.S. Treasury obligations valued at $765,000,072; 0.38%-4.50%, 09/30/11-02/15/40)	0.24%	09/01/10	71,337,080	71,336,604

Wells Fargo Securities, LLC, Joint agreement dated 08/31/10, aggregate maturing value $700,006,417 (collateralized by Corporate obligations valued at $735,000,000; 0%-7.13%, 03/15/11-02/10/51)	0.33%	09/01/10	75,000,688	75,000,000

Total Repurchase Agreements (Cost $271,336,604)				271,336,604

TOTAL INVESTMENTS(h)(i)–99.86%				1,603,778,766

OTHER ASSETS LESS LIABILITIES–0.14%				2,230,881

NET ASSETS–100.00%				$1,606,009,647

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank of Pending
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation Bonds
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
MTN	– Medium-Term Notes
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 20.2%; Australia: 7.2%; Netherlands: 7.1%; France: 6.8%; other countries less than 5% each: 15.5%.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $692,071,127, which represented 43.09% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Liberty Hampshire Co., LLC	9.3%

Wells Fargo Bank, N.A.	5.9

Portfolio Composition*

Number of days to Maturity
as of August 31, 2010

1-7	39.4%

8-30	30.8

31-90	27.6

91-180	0.0

181+	2.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Money Market Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, excluding repurchase agreements, at value (Cost $1,332,442,162)	$1,332,442,162

Repurchase agreements (Cost $271,336,604)	271,336,604

Total investments, at value (Cost $1,603,778,766)	1,603,778,766

Receivables for:
Investments sold	400,000

Fund shares sold	4,812,145

Interest	1,414,532

Fund expenses absorbed	1,222,001

Investment for trustee deferred compensation and retirement plans	110,933

Other assets	82,753

Total assets	1,611,821,130

Liabilities:
Payables for:
Fund shares reacquired	3,233,096

Dividends	1,480

Accrued fees to affiliates	1,866,950

Accrued other operating expenses	454,693

Trustee deferred compensation and retirement plans	255,264

Total liabilities	5,811,483

Net assets applicable to shares outstanding	$1,606,009,647

Net assets consist of:
Shares of beneficial interest	$1,605,969,494

Undistributed net investment income	40,153

$1,606,009,647

Net Assets:
Invesco Cash Reserve Shares	$647,522,993

Class A5	$409,438,774

Class B	$84,996,362

Class B5	$62,914,731

Class C	$84,450,050

Class C5	$34,626,575

Class R	$44,385,541

Class Y	$14,403,353

Investor Class	$223,271,268

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Invesco Cash Reserve Shares	647,703,648

Class A5	409,437,868

Class B	85,037,414

Class B5	62,914,584

Class C	84,481,777

Class C5	34,626,463

Class R	44,391,120

Class Y	14,403,140

Investor Class	223,348,194

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Money Market Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$2,216,836

Expenses:
Advisory fees	2,604,969

Administrative services fees	186,894

Custodian fees	25,652

Distribution fees:
Invesco Cash Reserve Shares	472,551

Class A5	152,582

Class B	389,778

Class B5	145,374

Class C	384,281

Class C5	80,676

Class R	87,828

Transfer agent fees	1,577,331

Trustees’ and officers’ fees and benefits	27,515

Other	187,894

Total expenses	6,323,325

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,305,628)

Net expenses	2,017,697

Net investment income	199,139

Net increase in net assets resulting from operations	$199,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$199,139	$255,636	$9,920,082

Net realized gain	—	588	59,001

Net increase in net assets resulting from operations	199,139	256,224	9,979,083

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(84,198)	(139,359)	(6,018,504)

Class A5	(36,355)	—	—

Class B	(11,263)	(22,308)	(579,427)

Class B5	(5,784)	—	—

Class C	(11,398)	(20,426)	(503,286)

Class C5	(3,147)	—	—

Class R	(6,101)	(9,381)	(183,453)

Class Y	(2,156)	(3,444)	(73,305)

Investor Class	(30,046)	(52,083)	(2,558,753)

Total distributions from net investment income	(190,448)	(247,001)	(9,916,728)

Share transactions–net:
Invesco Cash Reserve Shares	(4,238,385)	(29,836,882)	(45,968,441)

Class A5	409,437,868	—	—

Class B	(8,272,725)	(23,329,195)	(15,442,362)

Class B5	62,914,584	—	—

Class C	(8,848,092)	(11,283,485)	(7,427,994)

Class C5	34,626,463	—	—

Class R	1,818,872	(460,493)	16,219,511

Class Y	(352,727)	(2,615,231)	17,371,098

Investor Class	(10,161,590)	(25,222,701)	(37,985,570)

Net increase (decrease) in net assets resulting from share transactions	476,924,268	(92,747,987)	(73,233,758)

Net increase (decrease) in net assets	476,932,959	(92,738,764)	(73,171,403)

Net assets:
Beginning of period	1,129,076,688	1,221,815,452	1,294,986,855

End of period (includes undistributed net investment income of $40,153, $31,462 and $69,795, respectively)	$1,606,009,647	$1,129,076,688	$1,221,815,452

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Money Market Fund, formerly AIM Money Market Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

11        Invesco Money Market Fund

  The Fund currently consists of nine different classes of shares: Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class B and Class B5, shares and Class C and C5, shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class A5, Class R, Class Y and Investor Class shares are sold at net asset value. Generally, Class B and Class B5 shares will automatically convert to Invesco Cash Reserve shares and Class A5 shares, respectively on or the about month-end which is at least eight years after the date of purchase. Institutional Class shares have not commenced operations.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some

12        Invesco Money Market Fund

repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.40%

Over $1 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended August 31, 2010, the Adviser waived advisory fees $2,589,808 and reimbursed class level expenses of $472,551, $152,582, $389,778, $145,374, $384,281, $80,676, and $87,828 of Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, and Class R shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,240.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class A5 shares, 0.90% of the average daily net assets of Class B, Class B5 and Class C, Class C5 shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the plans are shown in the Statement of Operations as distribution fees.
  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $1, $23, $191,068, $56,164, $10,770 and $2,892 from Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C and Class C5 shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Supplemental Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

13        Invesco Money Market Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$1,603,778,766	$—	$1,603,778,766

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2010, the Fund engaged in securities purchases of $9,635,786 and securities sales of $20,373,184.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,510.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $3,541 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

14        Invesco Money Market Fund

NOTE 8—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve Shares	270,016,221	$270,016,221	265,403,098	$265,403,098	745,784,565	$745,784,565

Class A5	11,245,735	11,245,735	—	—	—	—

Class B	29,670,155	29,670,155	25,331,250	25,331,250	123,723,825	123,723,825

Class B5	475,252	475,252	—	—	—	—

Class C	39,995,636	39,995,636	45,617,206	45,617,206	126,252,890	126,252,890

Class C5	290,502	290,502	—	—	—	—

Class R	14,767,825	14,767,825	21,696,691	21,696,691	40,229,075	40,229,075

Class Y(a)	24,799,188	24,799,188	10,964,654	10,964,654	43,791,133	43,791,133

Investor Class	57,580,335	57,580,335	69,657,932	69,657,932	140,384,694	140,384,694

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	81,826	81,826	134,433	134,433	5,727,531	5,727,531

Class A5	35,202	35,202	—	—	—	—

Class B	10,720	10,720	21,092	21,092	535,485	535,485

Class B5	5,534	5,534	—	—	—	—

Class C	10,913	10,913	19,418	19,418	469,546	469,546

Class C5	2,936	2,936	—	—	—	—

Class R	6,047	6,047	9,214	9,214	182,000	182,000

Class Y	2,102	2,102	3,419	3,419	72,426	72,426

Investor Class	29,723	29,723	51,340	51,340	2,492,550	2,492,550

Issued in connection with acquisitions:(b)
Class A5	459,691,576	459,691,576	—	—	—	—

Class B5	73,473,313	73,473,313	—	—	—	—

Class C5	45,313,310	45,313,310	—	—	—	—

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class B5 shares to A5 shares:
Invesco Cash Reserve Shares	8,520,173	8,520,173	10,123,437	10,123,437	31,819,132	31,819,132

Class A5	2,625,243	2,625,243	—	—	—	—

Class B	(8,520,173)	(8,520,173)	(10,123,437)	(10,123,437)	(31,819,132)	(31,819,132)

Class B5	(2,625,243)	(2,625,243)	—	—	—	—

Reacquired:
Invesco Cash Reserve Shares(a)	(282,856,605)	(282,856,605)	(305,497,850)	(305,497,850)	(829,299,669)	(829,299,669)

Class A5	(64,159,888)	(64,159,888)	—	—	—	—

Class B	(29,433,427)	(29,433,427)	(38,558,100)	(38,558,100)	(107,882,540)	(107,882,540)

Class B5	(8,414,272)	(8,414,272)	—	—	—	—

Class C	(48,854,641)	(48,854,641)	(56,920,109)	(56,920,109)	(134,150,430)	(134,150,430)

Class C5	(10,980,285)	(10,980,285)	—	—	—	—

Class R	(12,955,000)	(12,955,000)	(22,166,398)	(22,166,398)	(24,191,564)	(24,191,564)

Class Y	(25,154,017)	(25,154,017)	(13,583,304)	(13,583,304)	(26,492,461)	(26,492,461)

Investor Class(a)	(67,771,648)	(67,771,648)	(94,931,973)	(94,931,973)	(180,862,814)	(180,862,814)

Net increase (decrease) in share activity	476,924,268	$476,924,268	(92,747,987)	$(92,747,987)	(73,233,758)	$(73,233,758)

(a)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Invesco Cash Reserve Shares and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	13,132,421	$13,132,421

Invesco Cash Reserve Shares	(11,670,397)	(11,670,397)

Investor Class	(1,462,024)	(1,462,024)

(b)	As of the open of business on June 7, 2010, the Fund acquired all the net asset of Invesco Van Kampen Money Market Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Invesco Van Kampen Money Market Fund on May 11, 2010. The acquisition was accomplished by a tax-free exchange of 578,478,189 shares of the Fund for 578,478,189 shares outstanding of Invesco Van Kampen Money Market Fund as of the close of business on June 4, 2010. Each class of Invesco Van Kampen Money Market Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Van Kampen Money Market Fund to the net asset value of the Fund on the close of business, June 4, 2010. Invesco Van Kampen Money Market Fund’s net assets at that date of $578,478,199, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition was $1,078,086,792.

15        Invesco Money Market Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
										to average		to average net		Ratio of net
	Net asset					Dividends				net assets		assets without		investment
	value,	Net		Net gains on	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		securities	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average
	of period	income		(realized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets

Invesco Cash Reserve Shares
Six months ended 08/31/10	$1.00	$0.00	(b)	$0.00	$0.00	$(0.00)	$1.00	0.01%	$647,523	0.30	%(c)	0.84	%(c)	0.03	%(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	651,757	0.31	(d)	0.85	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.21	727,519	0.90		0.96		3.10
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.46	554,686	1.00		1.00		4.37
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.48	642,623	1.03		1.03		3.42

Class A5
Six months ended 08/31/10(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	409,439	0.29	(c)	0.83	(c)	0.04	(c)

Class B
Six months ended 08/31/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	84,996	0.30	(c)	1.59	(c)	0.03	(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	132,033	1.66		1.72		2.34
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	135,772	1.75		1.75		3.62
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	205,206	1.78		1.78		2.67

Class B5
Six months ended 08/31/10(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	62,915	0.29	(c)	1.58	(c)	0.04	(c)

Class C
Six months ended 08/31/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	84,450	0.30	(c)	1.59	(c)	0.03	(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	112,005	1.65		1.71		2.35
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	81,387	1.75		1.75		3.62
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	97,087	1.78		1.78		2.67

Class C5
Six months ended 08/31/10(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	34,627	0.29	(c)	1.58	(c)	0.04	(c)

Class R
Six months ended 08/31/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	44,386	0.30	(c)	1.09	(c)	0.03	(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(d)	1.10	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	2.95	26,806	1.15		1.21		2.85
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.20	18,731	1.25		1.25		4.12
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.22	17,328	1.28		1.28		3.17

Class Y
Six months ended 08/31/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	14,403	0.30	(c)	0.69	(c)	0.03	(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09(e)	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(d)	0.74	(d)	0.87	(d)

Investor Class
Six months ended 08/31/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.01	223,271	0.30	(c)	0.69	(c)	0.03	(c)
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.41	296,623	0.71		0.71		3.29
Year ended 07/31/07	1.00	0.05		—	0.05	(0.05)	1.00	4.72	270,679	0.75		0.75		4.62
Year ended 07/31/06	1.00	0.04		—	0.04	(0.04)	1.00	3.74	292,437	0.78		0.78		3.67

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $624,931, $431,724, $85,911, $68,555, $84,700, $38,045, $43,556, $16,054 and $226,802 for Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares, respectively.
(d)	Annualized.
(e)	Commencement date of October 3, 2008 for Class Y and June 7, 2010 for Class A5, Class B5, and Class C5.

16        Invesco Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class A5, Class B5, and Class R5 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Class A5, Class B5 and Class C5 shares in the example below are based on an investment of $1,000 invested as of close of business June 7, 2010 (commencement date) and held through August 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 7, 2010 through August 31, 2010 for the Class A5, Class B5, and Class C5 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class A5, Class B5, Class C5 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
Invesco Cash Reserve Shares	$1,000.00	$1,000.10	$1.51	$1,023.69	$1.53	0.30%

A5	1,000.00	1,000.10	0.71	1,023.69	1.53	0.30

B	1,000.00	1,000.10	1.51	1,023.69	1.53	0.30

B5	1,000.00	1,000.10	0.71	1,023.69	1.53	0.30

C	1,000.00	1,000.10	1.51	1,023.69	1.53	0.30

C5	1,000.00	1,000.10	0.71	1,023.69	1.53	0.30

R	1,000.00	1,000.10	1.51	1,023.69	1.53	0.30

Y	1,000.00	1,000.10	1.51	1,023.69	1.53	0.30

Investor	1,000.00	1,000.10	1.51	1,023.69	1.53	0.30

[1]	The actual ending account value is based on the actual total return of the Funds for the period March 1, 2010, through August 31, 2010 (June 7, 2010 through August 31, 2010 for the Class A5, Class B5 and Class C5 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class A5, Class B5, and Class C5 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 86 (June 7, 2010 through August 31, 2010)/365. Because the Class A5, Class B5 and Class C5 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class A5, Class B5 and Class C5 shares of each Fund and other funds because such data is based on a full six month period.

17        Invesco Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Money Market Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

18        Invesco Money Market Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Money Market Funds Index. The Board noted that the performance of Cash Reserve shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Cash Reserve shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers advised the Board that the Fund has historically been priced consistent with its role as a conduit to and from other Invesco Advisers products, which impacts performance. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate of Cash Reserve shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised or sub-advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the mutual fund advised by Invesco Advisers and above the sub-adviser effective fee rate of the fund sub-advised by Invesco Advisers.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes one breakpoint, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoint. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

19        Invesco Money Market Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MKT-SAR-1	Invesco Distributors, Inc.

Invesco Municipal Bond Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
27	Financial Highlights
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Agreements

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.59%

Class B Shares	4.32

Class C Shares	4.33

Class Y Shares	4.72

Investor Class Shares	4.63

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	5.42

Lipper General Municipal Debt Funds Index▼ (Peer Group Index)	5.63

▼Lipper Inc.
The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
     The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2              Invesco Municipal Bond Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

			After Taxes
			on Distributions
		After Taxes	and Sale of
	Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (3/28/77)	5.90%	5.67%	5.68%

10 Years	4.40	4.40	4.41

5 Years	3.20	3.20	3.34

1 Year	3.45	3.45	3.81

Class B Shares

Inception (9/1/93)	4.28%	4.24%	4.26%

10 Years	4.28	4.28	4.24

5 Years	3.11	3.11	3.18

1 Year	2.94	2.94	3.27

Class C Shares

Inception (8/4/97)	3.80%	3.79%	3.80%

10 Years	4.13	4.13	4.09

5 Years	3.46	3.46	3.47

1 Year	6.95	6.95	5.88

Class Y Shares

10 Years	4.95%	4.95%	4.91%

5 Years	4.30	4.30	4.31

1 Year	8.89	8.89	7.51

Investor Class Shares

10 Years	4.99%	4.99%	4.95%

5 Years	4.31	4.31	4.32

1 Year	8.72	8.72	7.34

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges

			After Taxes
			on Distributions
		After Taxes	and Sale of
	Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (3/28/77)	5.84%	5.61%	5.63%

10 Years	4.33	4.33	4.36

5 Years	2.74	2.74	2.95

1 Year	3.55	3.55	3.89

Class B Shares

Inception (9/1/93)	4.14%	4.11%	4.15%

10 Years	4.21	4.21	4.19

5 Years	2.63	2.63	2.77

1 Year	2.75	2.75	3.16

Class C Shares

Inception (8/4/97)	3.62%	3.61%	3.65%

10 Years	4.05	4.05	4.03

5 Years	2.95	2.95	3.04

1 Year	6.76	6.76	5.77

Class Y Shares

10 Years	4.88%	4.88%	4.86%

5 Years	3.83	3.83	3.91

1 Year	8.97	8.97	7.58

Investor Class Shares

10 Years	4.92%	4.92%	4.90%

5 Years	3.84	3.84	3.93

1 Year	8.66	8.66	7.32

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.57%, 1.32%, 1.32%, 0.32% and 0.52%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.83%, 1.58%, 1.58%, 0.58% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

3              Invesco Municipal Bond Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
4              Invesco Municipal Bond Fund

Schedule of Investments

August 31, 2010
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.76%
Alabama–0.61%
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (INS–AGC)(a)	6.00%	06/01/39	$1,000	$1,121,330

Jefferson (County of); Series 2000, School Revenue Wts. (INS–AGM)(a)	5.50%	02/15/20	1,250	1,249,937

University of Alabama; Series 2004 A, General RB (INS–NATL)(a)	5.00%	07/01/29	1,000	1,059,770

				3,431,037

Alaska–0.57%
Alaska (State of) Municipal Bond Bank Authority;
Series 2008 2, RB	4.90%	06/01/26	1,035	1,106,881

Series 2008 2, RB	5.25%	06/01/38	1,000	1,049,210

Southeast Alaska Power Agency; Series 2009, Ref. Electrical RB (INS–AGC)(a)	5.38%	06/01/28	1,025	1,074,466

				3,230,557

Arizona–0.38%
Goodyear (City of); Series 2010, Sub. Lien Water and Sewer RB	5.63%	07/01/39	1,000	1,028,820

Yuma (City of) Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–XLCA)(a)	5.00%	07/01/24	1,000	1,096,790

				2,125,610

Arkansas–1.21%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/34	1,825	1,969,741

Little Rock (City of);
Series 2009, Library Construction & Improvement Limited Tax GO	4.00%	03/01/21	1,490	1,630,313

Series 2009, Library Construction & Improvement Limited Tax GO	4.60%	03/01/24	1,495	1,650,854

North Little Rock Health Facilities Board (Baptist Health); Series 2001, Health Care RB	5.70%	07/01/22	500	503,185

University of Arkansas (Phillips Community College); Series 2009, Ref. Student Fees RB	5.20%	12/01/38	1,000	1,065,150

				6,819,243

California–6.02%
ABAG Finance Authority for Non-profit Corps. (Lincoln Glen Manor for Senior Citizens); Series 2000, COP (CEP–Cal-Mortgage)	6.10%	02/15/25	1,000	1,001,210

ABAG Finance Authority for Non-profit Corps. (Odd Fellows Home of California); Series 1999, COP (CEP–Cal-Mortgage)	6.00%	08/15/24	1,000	1,024,720

Alhambra Unified School District (Financing); Series 2008, COP (INS–AGM)(a)	5.50%	04/01/26	1,000	1,009,940

Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/22	2,000	2,264,760

Bret Harte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO	5.25%	08/01/31	1,000	1,062,850

California (State of) Department of Water Resources; Series 2002 A, Power Supply RB(b)(c)	5.38%	05/01/12	1,000	1,094,040

California (State of) Educational Facilities Authority (Fresno Pacific University); Series 2000 A, RB	6.05%	03/01/11	475	479,460

California (State of) Health Facilities Financing Authority (Childrens Hospital Los Angeles); Series 2010 A, RB (INS–AGM)(a)	5.25%	07/01/38	500	516,450

California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2002 B, RB	5.50%	02/01/24	1,000	1,048,630

California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008, RB (CEP–Cal-Mortgage)	6.25%	08/15/33	500	538,390

Series 2008, RB (CEP–Cal-Mortgage)	5.75%	08/15/38	500	516,240

California (State of); Series 2010, Various Purpose Unlimited Tax GO	5.50%	03/01/40	250	268,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Corona-Norca Unified School District (Election of 2006 Capital Appreciation Bonds); Series 2009 C, Unlimited Tax GO (INS–AGM)(a)(d)	7.08%	08/01/39	$1,000	$179,440

El Centro (City of) Financing Authority; Series 2006 A, Water RB (INS–AGM)(a)	5.00%	10/01/26	2,000	2,098,720

Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/28	1,000	922,910

Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District General Obligation Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/26	2,000	2,332,960

Hayward Unified School District (Election of 2008 Capital Appreciation Bonds); Series 2010 A, GO (INS–AGM)(a)(d)	6.86%	08/01/34	1,500	340,260

Hesperia Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–XLCA)(a)	5.00%	09/01/31	340	294,239

Los Angeles Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,620,285

Los Angeles Unified School District (Election of 2002); Series 2007 B, Unlimited Tax GO (INS–AMBAC)(a)	4.50%	07/01/26	2,000	2,060,980

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,500	1,628,115

Oceanside Unified School District; Series 2009 A, Unlimited Tax GO (INS–AGC)(a)	5.25%	08/01/33	775	826,879

Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO (INS–AMBAC)(a)	5.00%	08/01/26	1,080	1,123,340

Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO (INS–AGM)(a)	5.00%	07/01/25	1,415	1,558,750

Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO (INS–AGM)(a)	5.13%	08/01/37	2,000	2,102,120

Sacramento (County of); Series 2009 B, Airport System Sr. RB (INS–AGC)(a)	5.50%	07/01/34	1,500	1,625,805

San Bernardino Community College District (Election of 2002); Series 2008 A, Unlimited Tax GO	6.50%	08/01/28	525	639,760

Torrance Unified School District (Measure Z); Series 2009 B-1, Capital Appreciation Unlimited Tax GO(d)	6.38%	08/01/26	1,500	667,740

University of California; Series 2009 O, RB	5.25%	05/15/39	500	552,695

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/34	1,000	1,077,940

Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–AGC)(a)	5.00%	09/01/33	1,500	1,539,180

				34,017,661

Colorado–2.81%
Aurora (City of); Series 2000, COP(b)(c)	5.50%	12/01/10	2,000	2,026,400

Colorado (State of) Water Resources & Power Development Authority (Fountaine (City of) Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, RB (INS–AGC)(a)	5.13%	12/01/30	400	436,472

Series 2009 A, RB (INS–AGC)(a)	5.25%	12/01/38	500	536,795

Colorado Health Facilities Authority (Exempla Inc.);
Series 2002 A, RB(b)(c)	5.50%	01/01/12	2,850	3,071,616

Series 2002 A, RB(b)(c)	5.63%	01/01/12	2,040	2,202,017

Colorado Springs (City of);
Series 2002, Hospital RB (INS–AGM)(a)	5.00%	12/15/32	1,000	1,044,410

Series 2009, Ref. Hospital RB	6.25%	12/15/33	1,000	1,099,690

Denver (City of) Health & Hospital Authority; Series 2004 A, Ref. Health Care RB(b)(c)	6.25%	12/01/14	750	913,110

Northwest Parkway Public Highway Authority; Series 2001 A, Sr. RB(b)(c)	5.25%	06/15/11	1,000	1,055,490

Saddle Rock Metropolitan District; Series 2010, Ref. Unlimited Tax GO (INS–AGM)(a)	4.50%	12/01/31	1,250	1,288,262

Telluride (Town of); Series 2010, Ref. Excise Tax RB (INS–AGM)(a)	5.00%	12/01/36	1,000	1,069,020

University of Colorado; Series 2009 A, Enterprise System RB	5.25%	06/01/30	1,000	1,121,650

				15,864,932

Connecticut–2.64%
Area Cooperative Educational Services (Staff Development/Administration Facility); Series 1999, Unlimited Tax GO (INS–ACA)(a)	5.63%	07/15/19	1,060	1,037,857

Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(e)	6.60%	07/01/24	1,260	1,230,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

Connecticut (State of) (Transportation Infrastructure);
Series 1991 B, Special Tax Obligation RB	6.50%	10/01/10	$530	$532,729

Series 1991 B, Special Tax Obligation RB	6.50%	10/01/12	1,500	1,682,610

Connecticut (State of) Health & Educational Facility Authority (Bridgeport Hospital); Series 1992 A, RB (INS–NATL)(a)	6.63%	07/01/18	725	734,621

Connecticut (State of) Health & Educational Facility Authority (Loomis Chaffee School); Series 2001 D, RB(b)(c)	5.25%	07/01/11	1,000	1,051,010

Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007 J, RB (INS–NATL)(a)	5.75%	07/01/33	1,000	1,118,060

Series 2007 J, RB (INS–NATL)(a)	5.00%	07/01/37	1,200	1,267,548

Connecticut (State of) Housing Finance Authority (Housing Mortgage Finance Program); Series 1998 C, RB(e)	5.50%	11/15/35	1,775	1,775,834

Harbor Point Infrastructure Improvement District; Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,248,940

New Britain (City of); Series 1992, Unlimited Tax GO (INS–NATL)(a)	6.00%	02/01/11	400	409,568

University of Connecticut; Series 2000 A, Student Fees RB(b)(c)	6.00%	11/15/10	785	802,223

				14,891,655

Delaware–0.19%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/31	1,000	1,048,470

District of Columbia–0.55%
District of Columbia (George Washington University); Series 2001 A, RB (INS–NATL)(a)	5.13%	09/15/31	1,000	1,011,010

District of Columbia (Gonzaga College High School); Series 1999, RB (INS–AGM)(a)	5.38%	07/01/19	1,055	1,061,858

District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,000	1,025,460

				3,098,328

Florida–4.48%
Bartow (City of); Series 2006, Ref. Water & Sewer System RB (INS–FGIC)(a)	4.25%	10/01/29	5,000	5,021,150

Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,643,175

Crossings at Fleming Island Community Development District; Series 2000 B, Ref. Special Assessment RB (INS–NATL)(a)	5.80%	05/01/16	995	1,006,442

Florida (State of) Higher Educational Facilities Financial Authority (Rollins College);
Series 2010, RB	4.75%	12/01/30	2,000	2,067,140

Series 2010, RB	5.00%	12/01/37	2,000	2,061,360

Jacksonville (City of) Health Facilities Authority (Ascension Health Credit Group); Series 2002 A, RB	5.25%	11/15/32	1,535	1,580,912

Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/34	500	520,725

Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO	5.38%	07/01/29	1,000	1,098,680

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/34	1,000	1,083,940

Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/39	750	816,060

Miami-Dade (County of) (Miami International Airport);
Series 2000 B, Aviation RB (INS–FGIC)(a)	5.75%	10/01/29	2,000	2,022,820

Series 2010 A, Aviation RB	5.38%	10/01/35	1,000	1,054,080

Miami-Dade (County of);
Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/39	500	546,160

Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/35	2,955	3,072,373

Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/30	500	520,670

Sunrise (City of); Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/28	1,150	1,192,113

				25,307,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–4.22%
Atkinson/Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/34	$1,000	$1,064,850

Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/34	1,500	1,602,240

Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/39	1,500	1,608,075

Carroll (City-County of) Hospital Authority (Tanner Medical Center, Inc.); Series 2010, RAC	4.25%	07/01/30	1,000	1,006,350

Cobb (County of) Development Authority (TUFF Cobb Research Campus–Georgia Tech Research Corp.); Series 2010, RB	4.25%	09/01/30	1,410	1,438,186

DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	560	645,590

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/34	1,000	1,059,450

Gwinnett (County of) Water & Sewerage Authority; Series 2002, RB(b)(c)	5.25%	08/01/12	2,000	2,187,880

Macon-Bibb (County of) Hospital Authority (The Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	2,084,640

Medical Center Hospital Authority (Columbus Regional Healthcare System); Series 2008, RAC (INS–AGC)(a)	6.38%	08/01/29	2,110	2,435,489

Richmond (County of), Development Authority (MCG Health, Inc.); Series 2008 A, VRD RB (LOC–UBS AG)(f)(g)	0.24%	07/01/37	6,385	6,385,000

Richmond County Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	1,500	1,557,285

Thomasville Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/30	750	771,202

				23,846,237

Guam–0.20%
Guam Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/37	1,100	1,131,559

Idaho–0.12%
Idaho Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, RB	6.13%	12/01/28	605	691,340

Illinois–5.85%
Bellwood (Village of); Series 2002, Unlimited Tax GO(b)(c)	5.25%	12/01/12	1,000	1,108,310

Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(e)	6.13%	02/20/42	1,500	1,538,760

Chicago (City of);
Series 2000 C, Ref. Unlimited Tax GO (INS–FGIC)(a)	5.50%	01/01/40	995	1,008,144

Series 2001, Special Transportation RB(b)(c)	5.25%	07/01/12	1,000	1,048,480

Series 2001 A, Ref. Unlimited Tax GO (INS–NATL)(a)	5.25%	01/01/33	960	980,208

Series 2001 A, Ref. Unlimited Tax GO(b)(c)	5.25%	01/01/11	2,980	3,059,626

Chicago Park District; Series 2008 F, Limited Tax GO	5.50%	01/01/33	1,250	1,369,175

Freeport (City of) (Sewer System Improvements); Series 2000, Unlimited Tax GO(b)(c)	6.00%	12/01/10	1,000	1,024,520

Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/19	1,750	1,757,000

Illinois (State of) Development Finance Authority (Adventist Health Systems); Series 1997 A, RB (INS–NATL)(a)	6.00%	11/15/11	2,500	2,547,825

Illinois (State of) Educational Facilities Authority (Northwestern University); Series 1997, Medium Term RB(b)(c)	5.25%	11/01/14	1,000	1,182,170

Illinois (State of) Educational Facilities Authority (Robert Morris College);
Series 2000, RB (INS–NATL)(a)	5.75%	06/01/20	1,305	1,306,918

Series 2000, RB (INS–NATL)(a)	5.80%	06/01/30	1,000	1,000,450

Illinois (State of) Finance Authority (Noble Network Charter Schools); Series 2007 A, Education RB (INS–ACA)(a)	5.00%	09/01/27	1,000	806,400

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 B, RB (INS–AGM)(a)	5.25%	05/15/29	3,000	3,095,640

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/35	1,000	1,058,710

Illinois (State of) Health Facilities Authority (Evangelical Hospital Corp.);
Series 1992 A, Ref. RB(b)	6.25%	04/15/22	1,000	1,283,030

Series 1992 C, RB(b)	6.25%	04/15/22	1,150	1,475,484

Illinois Municipal Electric Agency; Series 2006, Power Supply System RB (INS–FGIC)(a)	5.00%	02/01/26	4,000	4,255,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, Dedicated State Tax RB (INS–NATL)(a)	5.25%	06/15/42	$1,000	$1,015,060

Will (County of) Elementary School District No. 122;
Series 2000 A, Unlimited Tax GO(b)(c)	6.50%	11/01/10	575	581,014

Series 2000 A, Unlimited Tax GO(b)(c)	6.50%	11/01/10	510	515,335

				33,017,299

Indiana–5.38%
Hancock (County of) & Mount Vernon (City of) Multi-School Building Corp.; Series 2001 A, First Mortgage RB(b)(c)	5.45%	07/15/11	1,000	1,044,570

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	224,284

Indiana (State of) Transportation Finance Authority; Series 2000, Highway RB(b)(c)	5.38%	12/01/10	1,565	1,585,282

Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–AMBAC)(a)(e)	5.00%	01/01/18	500	541,845

Indianapolis Local Public Improvement Bond Bank (Waterworks);
Series 2002 A, RB(b)(c)	5.25%	07/01/12	1,000	1,089,750

Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/29	1,000	1,135,170

Lafayette (City of); Series 2002, Sewer RB(b)(c)	5.15%	07/01/12	1,000	1,098,450

Monroe (County of) Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–AGM)(a)	5.25%	01/15/27	2,815	3,197,052

Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB	5.25%	08/01/25	1,570	1,720,469

Northern Wells Community School Building Corp.; Series 2002, First Mortgage RB(b)(c)	5.40%	07/15/12	500	547,115

Petersburg (City of) (Indianapolis Power & Light Co.);
Series 1991, Ref. PCR	5.75%	08/01/21	4,000	4,108,800

Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/17	9,850	10,933,106

Rockville School Building Corp.; Series 2006, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/26	1,000	1,083,800

St. Joseph (County of) Hospital Authority (Memorial Health System); Series 2000, RB(b)(c)	5.63%	02/15/11	1,000	1,024,570

Wa-Nee Middle School Building Corp.; Series 2001, First Mortgage RB(b)(c)	5.50%	07/15/11	1,000	1,045,640

				30,379,903

Iowa–0.39%
Iowa (State of) Finance Authority (Iowa Health System); Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/29	2,000	2,189,080

Kansas–0.63%
Dodge (City of); Series 2009, Sales Tax RB (INS–AGC)(a)	5.00%	06/01/34	1,000	1,072,770

Kansas (State of) Development Finance Authority (Stormont-Vail Healthcare Inc.); Series 2007 L, Health Facilities RB (INS–NATL)(a)	5.13%	11/15/32	750	774,795

Overland Park Development Corp. (Overland Park Convention Center Hotel); Series 2001 A, First Tier RB(b)(c)	7.38%	01/01/11	1,630	1,684,181

				3,531,746

Kentucky–0.33%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Sub. Series 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/33	1,070	1,178,733

Newport (City of) (Kentucky League of Cities Funding Trust); Series 2002, VRD Lease Program RB (LOC–U.S. Bank, N.A.)(f)(g)	0.29%	04/01/32	675	675,000

				1,853,733

Louisiana–3.77%
East Baton Rouge (Parish of) Sewerage Commission;
Series 2006 A, Ref. RB (INS–AGM)(a)	5.00%	02/01/25	1,000	1,133,860

Series 2009 A, RB	5.25%	02/01/34	1,500	1,633,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Lafayette (City of) Consolidated Government; Series 2007, Communications Systems RB (INS–XLCA)(a)	4.63%	11/01/24	$1,000	$1,049,050

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA)(a)	6.55%	09/01/25	4,860	4,582,008

Series 2000 A, RB (INS–AMBAC)(a)	6.30%	07/01/30	2,000	2,144,980

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,086,910

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, RB (INS–AGC)(a)	5.50%	02/01/39	1,500	1,624,830

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Parking Facilities Corp. Garage); Series 2001 A, RB (INS–AMBAC)(a)	5.20%	10/01/20	1,760	1,774,115

Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,747,632

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/26	1,010	1,264,288

Louisiana (State of) Public Facilities Authority (Tulane University); Series 2002 A, RB(b)(c)	5.13%	07/01/12	2,100	2,280,054

Tangipahoa (Parish of) Hospital Service District No. 1 (North Oaks Medical Center); Series 2003 A, Ref. Hospital RB	5.00%	02/01/25	1,000	977,660

				21,299,337

Maine–0.09%
Maine (State of) Housing Authority; Series 2007 E, Mortgage Purchase RB(e)	5.30%	11/15/23	500	521,135

Maryland–0.18%
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System); Series 2001, RB(b)(c)	5.25%	07/01/11	1,000	1,041,640

Massachusetts–2.94%
Boston Water & Sewer Commission; Sr. Series 1993 A, RB (INS–NATL)(a)	5.25%	11/01/19	5,385	6,364,208

Massachusetts (State of) Bay Transportation Authority; Series 2002 A, Sr. Sales Tax RB(b)(c)	5.00%	07/01/12	1,500	1,628,655

Massachusetts (State of) Development Finance Agency (Boston University); Series 1999 P, RB	6.00%	05/15/59	5,500	6,558,750

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2007 A, RB	5.00%	11/15/14	1,000	1,012,780

Massachusetts (State of) Development Finance Agency (Olin College); Series 2003 B, RB (INS–XLCA)(a)	5.25%	07/01/33	1,000	1,021,810

				16,586,203

Michigan–3.37%
Almont Community Schools; Series 2002, Ref. School Building & Site Unlimited Tax GO(b)(c)	5.00%	11/01/12	1,000	1,099,310

Chippewa Valley Schools; Series 2002, Ref. Unlimited Tax GO(b)(c)	5.13%	05/01/12	1,000	1,080,290

Detroit (City of);
Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,655	1,718,221

Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,845	1,922,140

Series 2001 A, Water Supply System Sr. Lien RB (INS–FGIC)(a)	5.00%	07/01/30	5,000	5,008,150

Series 2006 B, Water Supply System Second Lien RB (INS–AGM)(a)	6.25%	07/01/36	1,000	1,121,680

Jackson Brownfield Redevelopment Authority; Series 2002, Tax Increment Allocation RB (INS–FGIC)(a)	5.13%	06/01/24	1,000	1,061,870

Michigan (State of) Municipal Bond Authority (Drinking Water Revolving Fund); Series 2000, RB(b)(c)	5.50%	10/01/10	1,000	1,014,420

Michigan (State of) Public Power Agency (Combustion Turbine No. 1); Series 2001 A, RB (INS–AMBAC)(a)	5.25%	01/01/24	2,500	2,556,050

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/34	1,300	1,045,005

Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,405,524

				19,032,660

Minnesota–0.94%
Minneapolis (City of) (Fairview Health Services); Series 2008 B, Health Care System RB (INS–AGC)(a)	6.50%	11/15/38	1,050	1,210,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Minneapolis (City of) (Parking Ramp); Series 2000 A, Unlimited Tax GO(b)	5.90%	12/01/10	$1,000	$1,013,840

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/30	1,000	1,053,500

St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	2,054,140

				5,331,657

Mississippi–0.36%
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest County General Hospital); Series 2000, RB(b)(c)	5.50%	01/01/11	1,000	1,027,210

Mississippi (State of) Hospital Equipment and Facilities Authority (North Mississippi Health Services); Series 2010-1, RB	4.75%	10/01/34	1,000	1,016,800

				2,044,010

Missouri–2.48%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009, Health Care Facilities IDR	5.50%	06/01/34	500	511,155

Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	1,031,390

Gladstone (City of); Series 2006 A, COP (INS–XLCA)(a)	5.00%	06/01/22	1,295	1,401,268

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO	4.75%	03/01/27	1,000	1,090,620

Miller Reorganized School District No. 2; Series 2006, Unlimited Tax GO (INS–AGM)(a)	5.00%	03/01/21	1,000	1,115,740

Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,625,200

Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2001 A, RB(b)(c)	5.13%	06/15/11	4,000	4,154,400

Neosho Reorganized School District No. R-05 (Missouri Direct Deposit Program); Series 2006, School Building Unlimited Tax GO (INS–AGM)(a)	5.00%	03/01/23	1,000	1,117,480

St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–AMBAC)(a)	4.50%	02/15/28	1,000	978,090

				14,025,343

Montana–0.28%
Forsyth (City of) (Portland General Electric Co.); Series 1998, Ref. PCR	5.00%	05/01/33	1,500	1,577,895

Nebraska–0.38%
University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	1,000	1,076,340

University of Nebraska (Omaha Student Facilities); Series 2007, RB	5.00%	05/15/32	1,000	1,071,310

				2,147,650

Nevada–3.26%
Clark (County of) Las Vegas-McCarran International Airport;
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	2,097,620

Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/39	1,500	1,576,125

Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO	5.63%	07/01/32	1,500	1,681,185

Clark (County of);
Series 2001, Bond Bank Limited Tax GO(b)(c)	5.00%	06/01/11	2,870	2,973,291

Series 2001, Bond Bank Limited Tax GO (INS–FGIC)(a)	5.00%	06/01/31	2,130	2,152,386

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.13%	07/01/11	2,250	2,341,733

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.25%	07/01/11	1,500	1,562,715

Series 2004 A-2, Airport System Sub. Lien RB (INS–FGIC)(a)	5.13%	07/01/25	1,000	1,049,710

Series 2004 A-2, Airport System Sub. Lien RB (INS–FGIC)(a)	5.13%	07/01/27	1,000	1,040,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Las Vegas Valley Water District; Series 2009 B, Limited Tax GO	5.00%	06/01/29	$800	$865,280

Truckee Meadows Water Authority; Series 2001 A, RB(b)(c)	5.13%	07/01/11	1,000	1,041,030

				18,381,715

New Hampshire–0.14%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/30	750	787,283

New Jersey–1.75%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(e)	6.40%	09/15/23	1,035	1,022,383

Series 2000, Special Facilities RB(e)	7.00%	11/15/30	4,000	4,020,000

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/36	1,000	1,065,840

Series 2009 I, RB	5.00%	01/01/35	2,000	2,144,740

Tobacco Settlement Financing Corp.; Series 2002, Asset-Backed RB(b)(c)	5.38%	06/01/12	1,485	1,615,012

				9,867,975

New Mexico–0.71%
New Mexico (State of) Finance Authority; Series 2006 B, Sr. Lien Public Project Revolving Fund RB (INS–NATL)(a)	5.00%	06/01/26	2,000	2,196,980

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare Services); Series 2009, RB	5.00%	08/01/39	500	515,950

Santa Fe (City of); Series 2006 B, Ref. Gross Receipts Tax RB (INS–AGM)(a)	5.00%	06/01/22	1,185	1,305,775

				4,018,705

New York–4.35%
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.13%	01/01/29	1,000	1,055,860

New York (City of) Municipal Water Finance Authority; Series 2005 A, Water & Sewer System RB (INS–AGM)(a)	4.50%	06/15/29	1,000	1,034,990

New York (City of);
Series 2005 J, Unlimited Tax GO	5.00%	03/01/23	1,500	1,667,175

Series 2007 D1, Unlimited Tax GO	5.13%	12/01/22	2,500	2,912,225

New York (State of) Dormitory Authority (The New York & Presbyterian Hospital); Series 2007, FHA Insured Mortgage Hospital RB (INS–AGM)(a)	4.75%	02/15/23	1,000	1,058,020

New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/34	515	548,995

New York (State of); Series 2009 A, Unlimited Tax GO	5.00%	02/15/39	500	536,490

Port Authority of New York & New Jersey (Consolidated Ninety-Third); Series 1994, RB	6.13%	06/01/94	5,250	6,512,310

Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(b)	5.50%	01/01/17	2,900	3,355,590

Series 1993 B, General Purpose RB(b)	5.00%	01/01/20	1,960	2,313,878

Series 2006 A, General Purpose RB	5.00%	11/15/35	2,000	2,117,280

TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.00%	06/01/26	1,500	1,433,850

				24,546,663

North Carolina–0.31%
North Carolina (State of) Housing Finance Agency; Series 1996 II, Single Family RB (CEP–FHA)	6.20%	03/01/16	140	140,356

North Carolina Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	1,052,020

Oak Island (Town of); Series 2009, Enterprise System RB (INS–AGC)(a)	6.00%	06/01/34	500	559,080

				1,751,456

North Dakota–0.62%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/37	1,000	1,048,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Dakota–(continued)

North Dakota (State of) Board of Higher Education (North Dakota State University);
Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/24	$1,160	$1,270,049

Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/27	1,085	1,166,386

				3,484,505

Ohio–3.61%
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/38	1,000	1,026,330

Beavercreek School District; Series 2009, School Improvement Unlimited Tax GO	5.00%	12/01/30	1,000	1,099,110

Buckeye (City of) Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.00%	06/01/42	900	680,427

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	1,850	1,350,925

Series 2007 A-2, Sr. Asset-Backed Turbo Term RB	5.38%	06/01/24	1,250	1,109,750

Cleveland (City of); Series 1993 G, Ref. Waterworks First Mortgage RB (INS–NATL)(a)	5.50%	01/01/21	3,300	4,034,811

Cuyahoga (County of); Series 2003 A, Ref. RB	5.50%	05/01/11	1,000	1,075,330

New Albany Plain Local School District; Series 2000, Unlimited Tax GO(b)(c)	6.00%	06/01/11	410	427,827

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital Facility RB	5.50%	01/01/39	3,750	4,067,625

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2007, RB (INS–NATL)(a)(c)(e)	5.10%	05/01/13	1,750	1,879,990

Reynoldsburg (City of) School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO	5.00%	12/01/32	1,000	1,076,020

Stark (County of) Lake Local School District; Series 2000, Unlimited Tax GO (INS–FGIC)(b)(c)	5.75%	12/01/10	2,500	2,534,175

				20,362,320

Oregon–0.71%
Beaverton School District (Washington & Multnomah Counties School District No. 48J);
Series 2009, Limited Tax GO (INS–AGC)(a)	5.00%	06/01/31	750	835,020

Series 2009, Limited Tax GO (INS–AGC)(a)	5.13%	06/01/36	500	550,735

Medford (City of) Hospital Facilities Authority (Asante Health System); Series 2005 A, RB (INS–AGM)(a)	5.00%	08/15/40	500	520,405

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	2,000	2,090,180

				3,996,340

Pennsylvania–2.22%
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University); Series 2002, RB	5.25%	03/01/32	1,515	1,585,751

Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,000	1,050,150

Erie Parking Authority; Series 2010, Guaranteed Parking RB (INS–AGM)(a)	5.20%	09/01/35	1,000	1,046,030

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–AGC)(a)	5.50%	10/01/32	2,250	2,435,917

Pennsylvania Turnpike Commission; Sub–Series 2010 B-1, Turnpike RB	5.00%	12/01/37	1,150	1,198,346

Philadelphia (City of);
Ninth Series, Gas Works RB	5.00%	08/01/30	500	513,160

Series 2009 B, Limited Tax GO (INS–AGC)(a)	7.00%	07/15/28	2,200	2,579,918

State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	2,000	2,143,420

				12,552,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–3.52%
Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; First Sub. Series 2009 A, RB	5.50%	08/01/28	$2,000	$2,207,280

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	1,000	1,024,930

Series 2010 XX, RB	5.25%	07/01/40	3,000	3,145,410

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
First Sub–Series 2010 C, Sales Tax RB (INS–AGM)(a)	5.38%	08/01/38	5,000	5,297,400

First Sub. Series 2009 A, RB	5.25%	08/01/27	2,000	2,176,500

First Sub. Series 2010 A, RB	5.50%	08/01/37	2,000	2,134,660

First Sub. Series 2010 A, RB	5.38%	08/01/39	1,040	1,098,552

First Sub. Series 2010 A, RB (INS–AGM)(a)	5.00%	08/01/40	2,175	2,281,488

Series 2010 A, Capital Appreciation RB(d)	6.73%	08/01/33	2,000	511,200

				19,877,420

Rhode Island–1.23%
Providence (City of) Public Building Authority; Series 2000 A, RB(b)(c)	5.75%	12/15/10	1,210	1,241,533

Rhode Island (State of) Health & Educational Building Corp. (Educational & General Revenue Issue); Series 2010 A, Higher Education Facility RB (INS–AGM)(a)	4.50%	09/15/30	1,500	1,541,475

(Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/30	500	571,900

(Public School Financing Program); Series 2009 E, RB (INS–AGC)(a)	5.00%	05/15/34	2,000	2,082,940

Rhode Island (State of) Student Loan Authority; Series 2008 A, Sr. RB (CEP–Gtd. Student Loans)(e)	6.00%	12/01/23	1,000	1,003,810

Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/35	500	523,665

				6,965,323

South Carolina–2.27%
Beaufort School District; Series 2007 C, Unlimited Tax GO (CEP–South Carolina State Department of Education)	4.50%	03/01/32	1,000	1,037,360

College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–XLCA)(a)	4.63%	04/01/30	1,500	1,545,855

Myrtle Beach (City of); Series 2004 A, Hospitality Fee RB (INS–FGIC)(a)	5.38%	06/01/24	1,150	1,214,124

South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Health System, Inc.);
Series 2002 A, RB(b)(c)	5.50%	11/15/12	460	509,901

Series 2002 B, RB	5.50%	11/15/23	1,555	1,597,016

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2000 A, Hospital Facilities Improvement RB(b)(c)	7.13%	12/15/10	1,000	1,039,580

Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,582,050

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,035,130

South Carolina (State of) Transportation Infrastructure Bank;
Series 2001 A, RB (INS–AMBAC)(b)(c)	5.00%	10/01/11	1,030	1,081,799

Series 2004 A, RB (INS–AMBAC)(a)	5.25%	10/01/24	2,000	2,177,220

				12,820,035

South Dakota–1.46%
Aberdeen School District No. 6-1; Series 2000, Unlimited Tax GO(b)(c)	5.45%	01/01/11	3,940	4,008,950

South Dakota (State of) Building Authority; Series 2007, RB (INS–FGIC)(a)	4.50%	06/01/30	2,675	2,753,297

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS–AGC)(a)	5.50%	08/01/38	1,000	1,083,250

South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	395	428,236

				8,273,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Tennessee–0.25%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010 A, Ref. Hospital RB	5.63%	07/01/30	$1,000	$1,042,480

Tennessee Energy Acquisition Corp.; Series 2006 A, Gas RB	5.00%	09/01/16	325	343,125

				1,385,605

Texas–15.83%
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	03/01/30	1,000	1,068,840

Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Tax-Exempt Venue RB (INS–BHAC)(a)	5.00%	08/15/39	1,000	1,056,730

Bexar Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,533,240

Brazos (County of) Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities IDR(c)(e)	5.90%	05/01/28	1,050	1,089,847

Bryan (City of); Series 2009, Electric System RB	5.00%	07/01/34	1,000	1,038,610

Carroll Independent School District; Series 2001, Unlimited Tax GO (CEP–Texas Permanent School Fund)(b)(c)	5.25%	02/15/11	955	976,975

Cisco Junior College District; Series 2002, Ref. Consolidated Fund RB (INS–AMBAC)(a)	5.25%	07/01/26	1,000	1,054,390

Cleveland Independent School District; Series 2001, Unlimited Tax GO(b)(c)	5.13%	02/01/11	1,680	1,714,474

Comal Independent School District; Series 2001, Ref. School Building Unlimited Tax GO(b)(c)	5.25%	02/01/11	1,130	1,153,775

Corpus Christi (City of); Series 2009, Improvement Utility System RB (INS–AGC)(a)	5.25%	07/15/33	1,500	1,607,175

Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO	5.38%	08/15/30	2,000	2,257,420

Dallas (City of); Series 2007, Ref. Waterworks & Sewer System RB (INS–AMBAC)(a)	4.50%	10/01/27	4,000	4,283,920

Denton (City of); Series 2000 A, Utility System RB(b)(c)	5.40%	12/01/10	1,000	1,012,870

Galena Park Independent School District; Series 1996, Ref. Capital Appreciation Unlimited Tax GO (CEP–Texas Permanent School Fund)(d)	6.37%	08/15/23	2,000	1,282,060

Harris (County of) Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	829,001

Harris (County of) Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,000	1,074,670

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Health Care); Series 2001 A, Hospital RB(b)(c)	6.38%	06/01/11	750	791,438

Harris (County of) Health Facilities Development Corp. (St. Luke’s Episcopal Hospital);
Series 2001 A, RB(b)(c)	5.38%	08/15/11	1,000	1,049,330

Series 2002, RB(b)(c)	5.13%	08/15/12	1,000	1,093,200

Harris (County of) Health Facilities Development Corp. (Texas Children’s Hospital); Series 1999 A, Hospital RB(b)	5.25%	10/01/29	2,000	2,027,020

Harris (County of)-Houston Sports Authority; Series 2001 B, Ref. Jr. Lien Special RB (INS–NATL)(a)	5.25%	11/15/40	5,000	4,830,700

Harris (County of); Series 2002, Ref. Limited Tax GO(b)(c)	5.13%	08/15/12	2,000	2,185,160

Houston (City of); Series 2009 A, Ref. Airport System Sr. Lien RB	5.50%	07/01/34	875	963,086

Keller Independent School District; Series 2001, Ref. Unlimited Tax GO (CEP–Texas Permanent School Fund)(b)(c)	5.25%	08/15/11	1,775	1,860,431

Laredo Community College District;
Series 2002, Limited Tax GO(b)(c)	5.25%	08/01/12	1,000	1,093,940

Series 2002, Limited Tax GO(b)(c)	5.25%	08/01/12	1,000	1,093,940

Series 2010, Combined Fee RB (INS–AGM)(a)	5.00%	08/01/30	1,250	1,323,100

Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/35	1,000	1,066,020

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.00%	02/15/24	2,500	2,638,850

Nacogdoches Independent School District; Series 2001, Ref. Unlimited Tax GO(b)(c)	5.30%	02/15/11	2,480	2,537,610

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,140,670

Series 2008 A-AGC-ICC, Ref. First Tier System RB	5.63%	01/01/33	1,500	1,647,015

Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	1,000	1,085,590

Series 2008 K-1, Ref. First Tier System RB (INS–AGC)(a)	5.75%	01/01/38	1,530	1,701,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Parker (County of); Series 2009, Unlimited Tax GO Road Bonds (INS–AGC)(a)	5.13%	02/15/31	$1,000	$1,091,640

Pasadena (City of); Series 2002, Limited Tax GO Ctfs.(b)(c)	5.25%	04/01/11	2,000	2,058,900

Pflugerville (City of);
Series 2009, Limited Tax GO (INS–AGC)(a)	5.30%	08/01/31	860	953,680

Series 2009, Limited Tax GO Ctfs. (INS–AGC)(a)	5.38%	08/01/32	755	836,668

Pharr San Juan Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.13%	02/01/24	1,010	1,165,641

Richardson (City of); Series 2001, Limited Tax GO Ctfs.(b)	5.00%	02/15/11	1,720	1,757,376

Richardson Independent School District; Series 2008, School Building Unlimited Tax GO	5.25%	02/15/33	1,000	1,102,570

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO (INS–AGC)(a)	5.25%	02/15/31	500	550,295

San Angelo (City of); Series 2001, Ref. & Improvement Waterworks & Sewer System RB(b)	5.25%	04/01/19	1,000	1,026,910

San Antonio (City of); Series 2000 A, Limited Tax GO(b)(c)	5.38%	02/01/11	1,185	1,210,395

Schertz-Cibolo-Universal Independent School District;
Series 2001, Unlimited Tax School Building and Ref. RB(b)	5.13%	08/01/11	1,465	1,530,178

Series 2002, Unlimited Tax School Building and Ref. RB	5.13%	08/01/25	70	72,711

Southlake (City of); Series 2004, Ref. Limited Tax GO (INS–AMBAC)(a)	5.20%	02/15/26	1,000	1,077,020

Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO	5.25%	08/01/35	1,840	1,903,241

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	1,325	1,426,627

Town Center Improvement District;
Series 2001, Sales & Hotel Occupancy Tax RB (INS–FGIC)(a)	5.13%	03/01/21	2,500	2,524,175

Series 2001, Sales & Hotel Occupancy Tax RB (INS–FGIC)(a)	5.13%	03/01/23	1,000	1,008,180

Series 2001, Sales & Hotel Occupancy Tax RB (INS–FGIC)(a)	5.25%	03/01/27	2,800	2,817,360

United Independent School District; Series 2000, Unlimited Tax GO(b)	5.13%	08/15/26	1,000	1,075,530

University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,113,990

Waxahachie Independent School District;
Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.25%	08/15/26	3,400	3,542,766

Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.38%	08/15/27	2,000	2,077,720

Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.25%	08/15/30	2,890	2,998,317

Ysleta Independent School District Public Facilities Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/24	1,300	1,311,154

				89,395,593

Utah–0.70%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/33	710	774,141

Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS–AGM)(a)	5.00%	06/15/36	1,050	1,135,302

Utah Housing Corp.; Series 2009 C, Class II, Single Family Mortgage RB	5.00%	07/01/31	1,000	1,035,320

Washington (City of); Series 2003, Sales Tax RB (INS–AMBAC)(a)	5.00%	11/15/23	915	983,662

				3,928,425

Vermont–0.60%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,265	1,361,469

Vermont Educational & Health Buildings Financing Agency (Fletcher Allen Health Care);
Series 2000 A, Hospital RB (INS–AMBAC)(a)	6.00%	12/01/23	1,000	1,012,870

Series 2004 B, RB (INS–AGM)(a)	5.00%	12/01/34	1,000	1,034,660

				3,408,999

Virgin Islands–0.18%
Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Senior Lien/Working Capital RB	5.00%	10/01/29	1,000	1,032,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–1.31%
Fauquier (County of) Industrial Development Authority;
Series 2002, Hospital IDR (INS–Radian)(a)	5.50%	10/01/17	$500	$529,940

Series 2002, Hospital IDR (INS–Radian)(a)	5.25%	10/01/31	1,000	1,015,350

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	2,000	2,031,060

King George (County of) Industrial Development Authority; Series 2004, Lease IDR (INS–AGM)(a)	5.00%	03/01/25	1,100	1,161,897

Virginia (State of) Housing Development Authority; Series 2000 D, RB(e)	5.70%	04/01/11	1,500	1,504,155

Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB	6.00%	12/01/32	1,000	1,159,480

				7,401,882

Washington–1.80%
Everett Public Facilities District; Series 2007 A, Limited Sales Tax & Interlocal RB	5.00%	12/01/23	1,135	1,208,548

King (County of); Series 2009, Sewer Limited Tax GO	5.00%	01/01/30	1,000	1,118,680

Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. Electric RB (INS–FGIC)(a)	5.00%	12/01/23	3,000	3,214,470

Series 2006 B, Ref. Electric RB (INS–FGIC)(a)	5.00%	12/01/24	2,000	2,144,940

Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS–NATL)(a)	5.00%	03/01/35	1,000	1,022,210

Washington (State of) Health Care Facilities Authority (Providence Health System); Series 2001 A, RB (INS–NATL)(a)	5.25%	10/01/21	1,400	1,452,332

				10,161,180

West Virginia–0.19%
West Virginia (State of) Hospital Finance Authority (Camden-Clark Memorial Hospital Corp.); Series 2009 A, Hospital Improvement RB (INS–AGC)(a)	5.88%	02/15/34	1,000	1,062,900

Wisconsin–0.96%
Adams-Friendship Area School District; Series 1996, Ref. Unlimited Tax GO (INS–AMBAC)(a)	6.50%	04/01/15	1,340	1,620,851

Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/30	1,500	1,569,750

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	778,050

Wisconsin (State of) Health & Educational Facilities Authority (Marquette University); Series 2008 B-1, Ref. RB	5.00%	10/01/33	250	257,487

Wisconsin (State of) Health & Educational Facilities Authority (Sinai Samaritan Medical Center Inc.); Series 1996, RB (INS–NATL)(a)	5.75%	08/15/16	1,190	1,191,749

				5,417,887

Wyoming–1.41%
Gillette (City of); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(f)(g)	0.29%	01/01/18	7,980	7,980,000

TOTAL INVESTMENTS(h)–100.76% (Cost $530,630,742)				568,945,116

OTHER ASSETS LESS LIABILITIES–(0.76)%				(4,268,679)

NET ASSETS–100.00%				$564,676,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Municipal Bond Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– Ambac Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation Bonds
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand
Wts.	– Warrants
XLCA	– XL Capital Assurance Inc.

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	15.47%

Assured Guaranty Municipal Corp.	10.20

Assured Guaranty Corp.	8.81

Ambac Assurance Corp.	5.16

Portfolio Composition

By credit quality rating, based on Net Assets
as of August 31, 2010

S&P Rating

AAA	39.1%

AA	16.8

A	21.1

BBB	5.3

BB	0.3

B	0.9

N/R	16.5

Moody’s Rating

AAA	23.2%

Aa	36.3

A	18.3

Baa	5.2

Ba	0.2

B	0.9

N/R	15.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Municipal Bond Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $530,630,742)	$568,945,116

Receivables for:
Investments sold	1,890,000

Fund shares sold	749,909

Interest	6,481,533

Fund expenses absorbed	37,509

Investment for trustee deferred compensation and retirement plans	78,179

Other assets	51,684

Total assets	578,233,930

Liabilities:
Payables for:
Investments purchased	2,351,969

Fund shares reacquired	10,048,542

Dividends	712,722

Accrued fees to affiliates	242,288

Accrued other operating expenses	59,080

Trustee deferred compensation and retirement plans	142,892

Total liabilities	13,557,493

Net assets applicable to shares outstanding	$564,676,437

Net assets consist of:
Shares of beneficial interest	$527,656,763

Undistributed net investment income	791,568

Undistributed net realized gain (loss)	(2,086,268)

Unrealized appreciation	38,314,374

$564,676,437

Net Assets:
Class A	$348,222,825

Class B	$11,798,383

Class C	$52,049,469

Class Y	$17,607,949

Investor Class	$134,997,811

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	42,929,675

Class B	1,451,900

Class C	6,421,547

Class Y	2,169,868

Investor Class	16,636,533

Class A:
Net asset value per share	$8.11

Maximum offering price per share
(Net asset value of $8.11 divided by 95.25%)	$8.51

Class B:
Net asset value and offering price per share	$8.13

Class C:
Net asset value and offering price per share	$8.11

Class Y:
Net asset value and offering price per share	$8.11

Investor Class:
Net asset value and offering price per share	$8.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Municipal Bond Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$14,770,896

Expenses:
Advisory fees	1,250,690

Administrative services fees	87,445

Custodian fees	11,540

Distribution fees:
Class A	472,738

Class B	62,853

Class C	238,729

Investor Class	131,628

Transfer agent fees	229,949

Trustees’ and officers’ fees and benefits	17,648

Other	129,529

Total expenses	2,632,749

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(790,961)

Net expenses	1,841,788

Net investment income	12,929,108

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	1,551,169

Change in net unrealized appreciation of investment securities	11,505,348

Net realized and unrealized gain	13,056,517

Net increase in net assets resulting from operations	$25,985,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Municipal Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months	Seven months	Year
	ended	ended	ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$12,929,108	$15,268,353	$24,622,337

Net realized gain (loss)	1,551,169	600,386	(3,007,205)

Change in net unrealized appreciation (depreciation)	11,505,348	15,730,997	(3,491,562)

Net increase in net assets resulting from operations	25,985,625	31,599,736	18,123,570

Distributions to shareholders from net investment income:
Class A	(8,453,405)	(10,291,978)	(16,141,213)

Class B	(233,646)	(327,210)	(673,425)

Class C	(886,610)	(902,868)	(996,100)

Class Y	(330,500)	(179,055)	(464,754)

Investor Class	(3,010,787)	(3,551,953)	(5,767,559)

Total distributions from net investment income	(12,914,948)	(15,253,064)	(24,043,051)

Share transactions–net:
Class A	(67,725,631)	23,661,656	(8,469,215)

Class B	(2,072,256)	(2,897,529)	(4,439,095)

Class C	5,826,498	7,904,074	15,647,118

Class Y	10,008,826	1,161,693	5,420,219

Investor Class	1,229,329	807,172	(2,702,767)

Net increase (decrease) in net assets resulting from share transactions	(52,733,234)	30,637,066	5,456,260

Net increase (decrease) in net assets	(39,662,557)	46,983,738	(463,221)

Net assets:
Beginning of period	604,338,994	557,355,256	557,818,477

End of period (includes undistributed net investment income of $791,568, $777,408 and $762,119, respectively)	$564,676,437	$604,338,994	$557,355,256

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Municipal Bond Fund, formerly AIM Municipal Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is federal tax-exempt current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

21        Invesco Municipal Bond Fund

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22        Invesco Municipal Bond Fund

I.	Other Risks — The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. To extent that the annualized expense ratio does not exceed the expense limitation, the adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end each fiscal year.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $790,561.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $211.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

23        Invesco Municipal Bond Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $18,259 in front-end sales commissions from the sale of Class A shares and $0, $19,249 and $1,110 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$568,945,116	$—	$568,945,116

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $189.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,727 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

24        Invesco Municipal Bond Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2016	$582,042

February 28, 2017	1,133,096

February 28, 2018	1,820,389

Total capital loss carryforward	$3,535,527

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $42,289,639 and $95,531,292, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$40,085,674

Aggregate unrealized (depreciation) of investment securities	(1,847,989)

Net unrealized appreciation of investment securities	$38,237,685

Cost of investments for tax purposes is $530,707,431

25        Invesco Municipal Bond Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,338,653	$34,514,698	7,976,983	$63,001,088	14,982,060	$112,624,068

Class B	199,798	1,594,726	260,048	2,052,761	834,813	6,319,103

Class C	1,092,249	8,710,924	1,552,854	12,239,672	2,859,563	21,475,909

Class Y(b)	1,386,847	11,005,648	359,859	2,848,003	3,798,978	28,598,172

Investor Class	706,279	5,625,911	1,160,760	9,197,479	887,261	6,702,220

Issued as reinvestment of dividends:
Class A	764,957	6,172,733	958,081	7,573,572	1,560,231	11,770,003

Class B	19,434	155,071	28,105	222,596	52,691	398,857

Class C	86,086	685,674	84,283	666,551	97,070	733,990

Class Y	34,110	272,191	16,461	130,166	25,883	197,122

Investor Class	280,188	2,233,983	331,820	2,624,030	545,103	4,117,303

Automatic conversion of Class B shares to Class A shares:
Class A	215,883	1,722,718	301,269	2,377,532	760,132	5,764,557

Class B	(215,612)	(1,722,718)	(300,628)	(2,377,532)	(758,940)	(5,764,557)

Reacquired:
Class A(b)	(13,826,461)	(110,135,780)	(6,257,130)	(49,290,536)	(18,526,270)	(138,627,843)

Class B	(263,835)	(2,099,335)	(355,647)	(2,795,354)	(717,728)	(5,392,498)

Class C	(448,900)	(3,570,100)	(633,713)	(5,002,149)	(877,634)	(6,562,781)

Class Y	(159,477)	(1,269,013)	(228,083)	(1,816,476)	(3,064,710)	(23,375,075)

Investor Class(b)	(833,021)	(6,630,565)	(1,393,356)	(11,014,337)	(1,792,949)	(13,522,290)

Net increase (decrease) in share activity	(6,622,822)	$(52,733,234)	3,861,966	$30,637,066	665,554	$5,456,260

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	1,919,936	$14,322,721

Class A	(1,904,631)	(14,208,544)

Investor Class	(15,285)	(114,177)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

26        Invesco Municipal Bond Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 08/31/10	$7.93	$0.18	(c)	$0.18	$0.36	$(0.18)	$8.11	4.71%	$348,223	0.57	%(d)	0.84	%(d)	4.48	%(d)	7%
Seven months ended 02/28/10	7.70	0.21	(c)	0.23	0.44	(0.21)	7.93	5.73	407,725	0.57	(e)	0.83	(e)	4.55	(e)	12
Year ended 07/31/09	7.78	0.35	(c)	(0.09)	0.26	(0.34)	7.70	3.55	373,124	0.74		0.86		4.63		31
Year ended 07/31/08	7.94	0.34	(c)	(0.17)	0.17	(0.33)	7.78	2.23	386,383	0.84		0.84		4.25		29
Year ended 07/31/07	7.99	0.34		(0.05)	0.29	(0.34)	7.94	3.62	371,585	0.84		0.84		4.19		23
Year ended 07/31/06	8.16	0.35		(0.16)	0.19	(0.36)	7.99	2.34	324,531	0.86		0.86		4.36		19

Class B
Six months ended 08/31/10	7.94	0.15	(c)	0.19	0.34	(0.15)	8.13	4.31	11,798	1.32	(d)	1.59	(d)	3.73	(d)	7
Seven months ended 02/28/10	7.71	0.17	(c)	0.23	0.40	(0.17)	7.94	5.27	13,596	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.79	0.29	(c)	(0.09)	0.20	(0.28)	7.71	2.78	16,046	1.49		1.61		3.88		31
Year ended 07/31/08	7.95	0.28	(c)	(0.16)	0.12	(0.28)	7.79	1.46	20,797	1.59		1.59		3.50		29
Year ended 07/31/07	8.00	0.28		(0.05)	0.23	(0.28)	7.95	2.85	29,224	1.59		1.59		3.44		23
Year ended 07/31/06	8.17	0.29		(0.16)	0.13	(0.30)	8.00	1.58	40,352	1.61		1.61		3.61		19

Class C
Six months ended 08/31/10	7.92	0.15	(c)	0.19	0.34	(0.15)	8.11	4.32	52,049	1.32	(d)	1.59	(d)	3.73	(d)	7
Seven months ended 02/28/10	7.70	0.17	(c)	0.22	0.39	(0.17)	7.92	5.14	45,088	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.77	0.29	(c)	(0.08)	0.21	(0.28)	7.70	2.91	36,085	1.49		1.61		3.88		31
Year ended 07/31/08	7.94	0.28	(c)	(0.18)	0.10	(0.27)	7.77	1.33	20,283	1.59		1.59		3.50		29
Year ended 07/31/07	7.98	0.28		(0.04)	0.24	(0.28)	7.94	2.98	14,853	1.59		1.59		3.44		23
Year ended 07/31/06	8.16	0.29		(0.17)	0.12	(0.30)	7.98	1.45	17,887	1.61		1.61		3.61		19

Class Y
Six months ended 08/31/10	7.93	0.19	(c)	0.18	0.37	(0.19)	8.11	4.70	17,608	0.32	(d)	0.59	(d)	4.73	(d)	7
Seven months ended 02/28/10	7.70	0.22	(c)	0.23	0.45	(0.22)	7.93	5.88	7,204	0.32	(e)	0.58	(e)	4.80	(e)	12
Year ended 07/31/09(f)	7.46	0.30	(c)	0.24	0.54	(0.30)	7.70	7.34	5,855	0.46	(e)	0.61	(e)	4.91	(e)	31

Investor Class
Six months ended 08/31/10	7.93	0.18	(c)	0.18	0.36	(0.18)	8.11	4.62	134,998	0.52	(d)	0.79	(d)	4.53	(d)	7
Seven months ended 02/28/10	7.71	0.21	(c)	0.22	0.43	(0.21)	7.93	5.65	130,726	0.52	(e)	0.78	(e)	4.60	(e)	12
Year ended 07/31/09	7.79	0.36	(c)	(0.09)	0.27	(0.35)	7.71	3.67	126,245	0.64		0.76		4.73		31
Year ended 07/31/08	7.95	0.35	(c)	(0.17)	0.18	(0.34)	7.79	2.35	130,356	0.72		0.72		4.37		29
Year ended 07/31/07	7.99	0.35		(0.04)	0.31	(0.35)	7.95	3.88	139,164	0.71		0.71		4.32		23
Year ended 07/31/06	8.17	0.36		(0.17)	0.19	(0.37)	7.99	2.35	147,982	0.72		0.72		4.50		19

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $375,107, $12,468, $47,357, $13,972 and $131,378, for Class A, Class B, Class C, Class Y and Investor Class, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

27        Invesco Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,045.90	$2.94	$1,022.33	$2.91	0.57%

B	1,000.00	1,043.20	6.80	1,018.55	6.72	1.32

C	1,000.00	1,043.30	6.80	1,018.55	6.72	1.32

Investor	1,000.00	1,046.30	2.68	1,022.58	2.65	0.52

Y	1,000.00	1,047.20	1.65	1,023.59	1.63	0.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28        Invesco Municipal Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Municipal Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

29        Invesco Municipal Bond Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper General Municipal Debt Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one year period and above for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including two mutual funds advised or sub-advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the mutual fund advised by Invesco Advisers and above the sub-adviser effective fee rate of the fund sub-advised by Invesco Advisers.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes three breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30        Invesco Municipal Bond Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-05686 and 033-39519.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MBD-SAR-1	Invesco Distributors, Inc.

Invesco Real Estate Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
11	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Agreements

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.22%

Class B Shares	11.78

Class C Shares	11.75

Class R Shares	12.08

Class Y Shares	12.40

Investor Class Shares	12.23

Institutional Class Shares	12.45

S&P 500 Index▼ (Broad Market Index)	-4.02

FTSE NAREIT Equity REITs Index■ (Style-Specific Index)	14.17

Lipper Real Estate Funds Index▼ (Peer Group Index)	11.61

▼Lipper Inc.; ■Invesco, Bloomberg L.P.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.
     The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco Real Estate Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (12/31/96)	8.45%

10 Years	10.85

5 Years	1.03

1 Year	20.59

Class B Shares

Inception (3/3/98)	7.94%

10 Years	10.86

5 Years	1.16

1 Year	21.67

Class C Shares

Inception (5/1/95)	10.03%

10 Years	10.69

5 Years	1.42

1 Year	25.69

Class R Shares

10 Years	11.26%

5 Years	1.93

1 Year	27.37

Class Y Shares

10 Years	11.53%

5 Years	2.27

1 Year	27.97

Investor Class Shares

10 Years	11.50%

5 Years	2.18

1 Year	27.63

Institutional Class Shares

10 Years	11.83%

5 Years	2.68

1 Year	28.24

Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (12/31/96)	7.92%

10 Years	10.30

5 Years	0.09

1 Year	38.88

Class B Shares

Inception (3/3/98)	7.35%

10 Years	10.30

5 Years	0.22

1 Year	40.97

Class C Shares

Inception (5/1/95)	9.57%

10 Years	10.13

5 Years	0.47

1 Year	44.84

Class R Shares

10 Years	10.70%

5 Years	0.98

1 Year	46.59

Class Y Shares

10 Years	10.97%

5 Years	1.31

1 Year	47.32

Investor Class Shares

10 Years	10.94%

5 Years	1.23

1 Year	46.93

Institutional Class Shares

10 Years	11.26%

5 Years	1.73

1 Year	47.76

shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09%, 1.34% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

3	Invesco Real Estate Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
Thank you for investing with us.

Sincerely,
Philip Taylor
Senior Managing Director, Invesco
4	Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–96.00%
Apartments–15.19%
AvalonBay Communities, Inc.	416,986	$43,875,267

Camden Property Trust	1,258,070	57,569,283

Equity Residential	1,706,500	78,208,895

Essex Property Trust, Inc.	474,548	50,192,942

Mid-America Apartment Communities, Inc.	131,300	7,414,511

		237,260,898

Developers–0.22%
Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	142,300	2,675,823

PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	78,400	803,645

		3,479,468

Diversified–5.97%
BGP Holdings PLC (Dominican Republic)(b)	3,547,941	0

Kerry Properties Ltd. (Hong Kong)	187,000	942,368

Vornado Realty Trust	912,603	73,975,599

Washington Real Estate Investment Trust	600,000	18,384,000

		93,301,967

Freestanding–1.03%
National Retail Properties Inc.	657,300	16,011,828

Healthcare–14.86%
HCP, Inc.	519,300	18,289,746

Health Care REIT, Inc.	1,438,549	66,086,941

Nationwide Health Properties, Inc.	907,023	34,893,175

OMEGA Healthcare Investors, Inc.	732,900	15,720,705

Senior Housing Properties Trust	2,138,430	50,253,105

Ventas, Inc.	927,502	46,848,126

		232,091,798

Industrial/Office: Industrial–4.19%
AMB Property Corp.	960,474	22,849,676

DCT Industrial Trust Inc.	2,988,420	13,836,385

ProLogis	2,651,781	28,771,824

		65,457,885

Industrial/Office: Mixed–2.97%
Liberty Property Trust	1,527,417	46,387,654

Industrial/Office: Office–13.09%
Alexandria Real Estate Equities, Inc.	596,484	41,378,095

BioMed Realty Trust, Inc.	609,900	10,423,191

Boston Properties, Inc.	571,778	46,542,729

BR Properties S.A. (Brazil)	193,600	1,542,405

BR Properties S.A. (Brazil)(c)	218,500	1,740,783

Corporate Office Properties Trust	312,500	11,281,250

Derwent London PLC (United Kingdom)	95,757	2,064,959

Highwoods Properties, Inc.	776,700	24,295,176

Kilroy Realty Corp.	885,726	27,554,936

Piedmont Office Realty Trust Inc.–Class A(b)	1,033,030	18,966,431

SL Green Realty Corp.	309,121	18,633,814

		204,423,769

Lodging-Resorts–7.04%
DiamondRock Hospitality Co.(b)	1,662,776	14,565,918

Host Hotels & Resorts Inc.	4,504,155	59,139,555

LaSalle Hotel Properties	531,100	11,190,277

Marriott International Inc.–Class A	782,464	25,046,673

		109,942,423

Regional Malls–14.00%
CFS Retail Property Trust (Australia)	929,194	1,603,004

Corio N.V. (Netherlands)	40,890	2,347,331

Macerich Co. (The)	1,242,434	51,461,616

Simon Property Group, Inc.	1,805,039	163,265,777

		218,677,728

Self Storage Facilities–4.47%
Big Yellow Group PLC (United Kingdom)	275,891	1,230,454

Public Storage	614,501	60,233,388

Sovran Self Storage, Inc.	220,300	8,320,731

		69,784,573

Shopping Centers–6.51%
Acadia Realty Trust	863,336	15,488,248

BR Malls Participacoes S.A. (Brazil)	49,400	772,508

Eurocommercial Properties N.V. (Netherlands)(b)	47,511	1,824,648

Iguatemi Empresa de Shopping Centers S.A. (Brazil)	79,400	1,548,662

Klepierre (France)	41,974	1,278,148

Regency Centers Corp.	1,409,146	51,377,463

Renhe Commercial Holdings Co. Ltd. (China)	11,018,000	2,181,305

Retail Opportunity Investments Corp.	999,888	9,448,942

Tanger Factory Outlet Centers, Inc.	385,258	17,806,625

		101,726,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Real Estate Fund

		Shares	Value

Specialty Properties–6.46%
Digital Realty Trust, Inc.		1,075,608	$63,751,286

Plum Creek Timber Co., Inc.		416,648	14,361,857

Rayonier Inc.		461,080	21,809,084

Unite Group PLC (United Kingdom)(b)		342,221	986,938

			100,909,165

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,159,091,936)			1,499,455,705

		Principal
		Amount
Asset-Backed Securities–1.20%
Banc of America Commercial Mortgage, Inc., Series 2001-PB1, Class E, Pass Through Ctfs., 6.23%, 05/11/35		$2,700,000	2,766,834

Banc of America Large Loan Inc., Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.52%, 10/15/19(c)(d)		1,000,000	824,924

Series 2006-BIX1, Class B, Floating Rate Pass Through Ctfs., 0.42%, 10/15/19(c)(d)		1,800,000	1,639,619

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AMP3, Pass Through Ctfs., 5.50%, 10/15/49(c)		2,967,563	2,721,098

Commercial Mortgage Pass Through Ctfs., Series 2001-J1A, Class C, Variable Rate Pass Through Ctfs., 6.83%, 02/16/34(c)(d)		2,700,000	2,736,823

Credit Suisse Mortgage Capital Ctfs., Series 2006-TF2A, Class A2, Floating Rate Pass Through Ctfs., 0.45%, 10/15/21(c)(d)		2,700,000	2,304,587

GS Mortgage Securities Corp. II, Series 2001-LIBA, Class A2, Pass Through Ctfs., 6.62%, 02/14/16(c)		1,992,000	2,043,082

Merrill Lynch Floating Trust Series 2006-1, Class D, Floating Rate Pass Through Ctfs., 0.48%, 06/15/22(c)(d)		3,000,000	2,431,815

Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A2, Floating Rate Pass Through Ctfs., 0.40%, 09/15/21(c)(d)		1,600,000	1,314,176

Total Asset-Backed Securities (Cost $18,527,427)			18,782,958

		Shares
Preferred Stocks–0.65%
Industrial/Office: Office–0.65%
SL Green Realty Corp., Series C, 7.63% Pfd. (Cost $9,576,710)		407,000	10,199,420

		Principal
		Amount
Bonds & Notes–0.06%
Shopping Centers–0.06%
Developers Diversified Realty Corp., Sr. Unsec. Medium-Term Notes, 7.50%, 07/15/18 (Cost $955,683)		$985,000	986,231

Non-U.S. Dollar Denominated Bonds & Notes–0.06%
Australia–0.06%
GPT RE Ltd., Sr. Unsec. Medium-Term Notes, 6.50%, 08/22/13 (Cost $705,451)	AUD	1,000,000	888,460

		Shares
Money Market Funds–1.60%
Liquid Assets Portfolio–Institutional Class(e)		12,513,067	12,513,067

Premier Portfolio–Institutional Class(e)		12,513,067	12,513,067

Total Money Market Funds (Cost $25,026,134)			25,026,134

TOTAL INVESTMENTS–99.57% (Cost $1,213,883,341)			1,555,338,908

OTHER ASSETS LESS LIABILITIES–0.43%			6,641,480

NET ASSETS–100.00%			$1,561,980,388

Investment Abbreviations:

AUD	– Australian Dollar
Ctfs.	– Certificates
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $17,756,907, which represented 1.14% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Real Estate Fund

Portfolio Composition

By property type, based on Net Assets
as of August 31, 2010

Apartments	15.2%

Healthcare	15.0

Regional Malls	14.0

Industrial/Office: Office	13.7

Lodging-Resorts	7.0

Shopping Centers	6.5

Specialty Properties	6.5

Diversified	6.0

Self Storage Facilities	4.5

Industrial/Office: Industrial	4.2

Industrial/Office: Mixed	3.0

Properties each less than 2.0% of portfolio	2.4

Money Market Funds Plus Other Assets Less Liabilities	2.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $1,188,857,207)	$1,530,312,774

Investments in affiliated money market funds, at value and cost	25,026,134

Total investments, at value (Cost $1,213,883,341)	1,555,338,908

Foreign currencies, at value (Cost $1,338,637)	1,319,407

Receivables for:
Investments sold	16,653,417

Fund shares sold	3,172,912

Dividends and interest	2,037,308

Investment for trustee deferred compensation and retirement plans	38,187

Other assets	76,747

Total assets	1,578,636,886

Liabilities:
Payables for:
Investments purchased	12,309,190

Fund shares reacquired	2,750,402

Accrued fees to affiliates	1,344,046

Accrued other operating expenses	109,299

Trustee deferred compensation and retirement plans	143,561

Total liabilities	16,656,498

Net assets applicable to shares outstanding	$1,561,980,388

Net assets consist of:
Shares of beneficial interest	$1,435,666,071

Undistributed net investment income	8,575,511

Undistributed net realized gain (loss)	(223,695,929)

Unrealized appreciation	341,434,735

$1,561,980,388

Net Assets:
Class A	$906,048,752

Class B	$42,077,321

Class C	$99,457,000

Class R	$100,982,480

Class Y	$47,263,112

Investor Class	$50,499,789

Institutional Class	$315,651,934

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	46,314,371

Class B	2,143,598

Class C	5,081,623

Class R	5,160,576

Class Y	2,415,596

Investor Class	2,584,305

Institutional Class	16,126,769

Class A:
Net asset value per share	$19.56

Maximum offering price per share
(Net asset value of $19.56 divided by 94.50%)	$20.70

Class B:
Net asset value and offering price per share	$19.63

Class C:
Net asset value and offering price per share	$19.57

Class R:
Net asset value and offering price per share	$19.57

Class Y:
Net asset value and offering price per share	$19.57

Investor Class:
Net asset value and offering price per share	$19.54

Institutional Class:
Net asset value and offering price per share	$19.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $16,451)	$25,772,036

Dividends from affiliated money market funds	29,542

Interest	571,153

Total investment income	26,372,731

Expenses:
Advisory fees	5,517,020

Administrative services fees	203,667

Custodian fees	57,537

Distribution fees:
Class A	1,108,964

Class B	228,314

Class C	480,354

Class R	236,109

Investor Class	60,666

Transfer agent fees — A, B, C, R, Y and Investor	1,632,834

Transfer agent fees — Institutional	109,945

Trustees’ and officers’ fees and benefits	27,504

Other	206,692

Total expenses	9,869,606

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(34,229)

Net expenses	9,835,377

Net investment income	16,537,354

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	51,992,992

Foreign currencies	(99,959)

51,893,033

Change in net unrealized appreciation (depreciation) of:
Investment securities	88,564,384

Foreign currencies	(20,338)

88,544,046

Net realized and unrealized gain	140,437,079

Net increase in net assets resulting from operations	$156,974,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months	Seven months
	ended	ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$16,537,354	$15,394,897	$22,657,115

Net realized gain (loss)	51,893,033	24,165,445	(275,457,028)

Change in net unrealized appreciation (depreciation)	88,544,046	216,779,605	(146,439,148)

Net increase (decrease) in net assets resulting from operations	156,974,433	256,339,947	(399,239,061)

Distributions to shareholders from net investment income:
Class A	(8,489,951)	(7,723,578)	(15,482,975)

Class B	(293,233)	(317,732)	(1,064,135)

Class C	(580,588)	(517,253)	(1,305,626)

Class R	(777,172)	(605,491)	(1,071,363)

Class Y	(393,745)	(181,510)	(65,440)

Investor Class	(460,056)	(385,788)	(723,392)

Institutional Class	(3,359,887)	(2,434,948)	(2,533,206)

Total distributions from net investment income	(14,354,632)	(12,166,300)	(22,246,137)

Distributions to shareholders from net realized gains:
Class A	—	—	(3,209,002)

Class B	—	—	(314,212)

Class C	—	—	(371,822)

Class R	—	—	(232,254)

Class Y	—	—	(1,808)

Investor Class	—	—	(142,444)

Institutional Class	—	—	(371,050)

Total distributions from net realized gains	—	—	(4,642,592)

Share transactions–net:
Class A	47,795,743	51,645,137	59,490,426

Class B	(7,149,607)	(5,302,395)	(16,089,244)

Class C	7,142,327	9,225,086	(3,558,142)

Class R	15,803,278	15,180,909	17,487,648

Class Y	16,607,823	18,822,263	6,294,307

Investor Class	7,843,762	2,729,007	7,645,606

Institutional Class	47,019,875	98,529,020	74,376,003

Net increase in net assets resulting from share transactions	135,063,201	190,829,027	145,646,604

Net increase (decrease) in net assets	277,683,002	435,002,674	(280,481,186)

Net assets:
Beginning of period	1,284,297,386	849,294,712	1,129,775,898

End of period (includes undistributed net investment income of $8,575,511, $6,392,789 and $1,234,782, respectively)	$1,561,980,388	$1,284,297,386	$849,294,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund, formerly AIM Real Estate Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end was changed to February 28.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

11        Invesco Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

12        Invesco Real Estate Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver arrangement, it will terminate on June 30, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $32,630.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $699.

13        Invesco Real Estate Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $40,602 in front-end sales commissions from the sale of Class A shares and $1,968, $17,900 and $4,315 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,526,680,046	$8,001,213	$0	$1,534,681,259

Asset-Backed Securities	—	18,782,958	—	18,782,958

Corporate Debt Securities	—	1,874,691	—	1,874,691

Total	$1,526,680,046	$28,658,862	$0	$1,555,338,908

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended August 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $900.

14        Invesco Real Estate Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $3,976 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$91,150,897

February 28, 2018	135,911,501

Total capital loss carryforward	$227,062,398

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $706,060,190 and $581,495,540, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$301,635,105

Aggregate unrealized (depreciation) of investment securities	(8,969,650)

Net unrealized appreciation of investment securities	$292,665,455

Cost of investments for tax purposes is $1,262,673,453.

15        Invesco Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	11,215,727	$216,346,722	13,157,305	$217,482,679	23,605,558	$318,697,292

Class B	161,489	3,126,083	116,205	1,946,635	287,574	4,527,999

Class C	994,636	19,251,402	1,205,851	20,273,314	1,362,543	19,053,161

Class R	1,575,933	30,327,974	1,564,943	26,073,487	2,410,912	33,373,437

Class Y(b)	1,298,523	25,003,773	1,406,490	23,681,274	1,776,465	23,100,971

Investor Class	787,974	14,955,131	551,060	9,087,613	1,509,562	23,258,806

Institutional Class	5,092,037	98,885,073	7,609,817	126,300,585	7,069,778	102,988,060

Issued as reinvestment of dividends:
Class A	413,872	8,032,235	435,713	7,493,384	1,392,098	18,215,336

Class B	14,116	274,742	16,993	293,774	97,440	1,279,543

Class C	23,662	459,664	27,024	465,915	118,114	1,534,272

Class R	34,870	677,413	35,145	604,870	102,126	1,303,477

Class Y	10,977	213,677	7,567	130,150	4,345	48,837

Investor Class	23,296	451,826	21,680	372,433	63,974	838,318

Institutional Class	152,399	2,960,075	124,206	2,134,473	190,172	2,444,994

Automatic conversion of Class B shares to Class A shares:
Class A	264,553	5,157,375	145,964	2,461,860	387,907	5,748,095

Class B	(263,454)	(5,157,375)	(145,350)	(2,461,860)	(386,193)	(5,748,095)

Reacquired:
Class A(b)	(9,471,024)	(181,740,589)	(10,524,679)	(175,792,786)	(20,054,124)	(283,170,297)

Class B	(279,548)	(5,393,057)	(304,902)	(5,080,944)	(1,126,323)	(16,148,691)

Class C	(654,403)	(12,568,739)	(687,329)	(11,514,143)	(1,710,149)	(24,145,575)

Class R	(799,005)	(15,202,109)	(689,272)	(11,497,448)	(1,230,190)	(17,189,266)

Class Y	(450,913)	(8,609,627)	(311,002)	(4,989,161)	(1,326,856)	(16,855,501)

Investor Class(b)	(397,072)	(7,563,195)	(398,521)	(6,731,039)	(1,079,431)	(16,451,518)

Institutional Class	(2,874,586)	(54,825,273)	(1,795,147)	(29,906,038)	(2,336,530)	(31,057,051)

Net increase in share activity	6,874,059	$135,063,201	11,569,761	$190,829,027	11,128,772	$145,646,604

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class	23,735	$468,522

Class Y	(19,648)	(387,842)

Investor Class	(4,091)	(80,680)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

16        Invesco Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses to		expenses
			Net gains								average net		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					assets with fee		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	waivers and/or		fee waivers		income to
	beginning	investment	realized and	investment net	investment	realized	Total	value, end	Total	end of period	expense		and/or expense		average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets(c)		turnover(c)

Class A
Six months ended 08/31/10	$17.60	$0.21	$1.94	$2.15	$(0.19)	$—	$(0.19)	$19.56	12.22%	$906,049	1.32	%(d)	1.32	%(d)	2.19	%(d)	40%
Seven months ended 02/28/10	13.83	0.22	3.73	3.95	(0.18)	—	(0.18)	17.60	28.59	772,496	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.47	0.43	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Year ended 07/31/08	29.49	0.43	(1.60)	(1.17)	(0.57)	(5.28)	(5.85)	22.47	(4.31)	794,200	1.30		1.30		1.68		47
Year ended 07/31/07	32.65	0.38	0.76	1.14	(0.50)	(3.80)	(4.30)	29.49	1.98	994,153	1.26		1.42		1.09		51
Year ended 07/31/06	29.14	0.30	4.94	5.24	(0.42)	(1.31)	(1.73)	32.65	18.96	1,093,623	1.29		1.46		1.00		45

Class B
Six months ended 08/31/10	17.66	0.14	1.95	2.09	(0.12)	—	(0.12)	19.63	11.84	42,077	2.07	(d)	2.07	(d)	1.44	(d)	40
Seven months ended 02/28/10	13.89	0.15	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.58	0.34	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Year ended 07/31/08	29.59	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.58	(5.00)	89,297	2.05		2.05		0.93		47
Year ended 07/31/07	32.75	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.59	1.19	160,917	2.01		2.17		0.34		51
Year ended 07/31/06	29.23	0.07	4.96	5.03	(0.20)	(1.31)	(1.51)	32.75	18.06	227,459	2.04		2.21		0.25		45

Class C
Six months ended 08/31/10	17.61	0.14	1.94	2.08	(0.12)	—	(0.12)	19.57	11.82	99,457	2.07	(d)	2.07	(d)	1.44	(d)	40
Seven months ended 02/28/10	13.85	0.15	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.51	0.33	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Year ended 07/31/08	29.52	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.51	(5.02)	99,078	2.05		2.05		0.93		47
Year ended 07/31/07	32.68	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.52	1.20	150,854	2.01		2.17		0.34		51
Year ended 07/31/06	29.17	0.07	4.95	5.02	(0.20)	(1.31)	(1.51)	32.68	18.07	197,340	2.04		2.21		0.25		45

Class R
Six months ended 08/31/10	17.61	0.19	1.94	2.13	(0.17)	—	(0.17)	19.57	12.08	100,982	1.57	(d)	1.57	(d)	1.94	(d)	40
Seven months ended 02/28/10	13.84	0.20	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(e)	1.58	(e)	2.08	(e)	32
Year ended 07/31/09	22.49	0.39	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Year ended 07/31/08	29.50	0.36	(1.58)	(1.22)	(0.51)	(5.28)	(5.79)	22.49	(4.52)	48,460	1.55		1.55		1.43		47
Year ended 07/31/07	32.66	0.29	0.76	1.05	(0.41)	(3.80)	(4.21)	29.50	1.71	35,660	1.51		1.67		0.84		51
Year ended 07/31/06	29.15	0.22	4.94	5.16	(0.34)	(1.31)	(1.65)	32.66	18.66	15,850	1.54		1.71		0.75		45

Class Y
Six months ended 08/31/10	17.60	0.24	1.94	2.18	(0.21)	—	(0.21)	19.57	12.40	47,263	1.07	(d)	1.07	(d)	2.44	(d)	40
Seven months ended 02/28/10	13.83	0.25	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(e)	1.08	(e)	2.58	(e)	32
Year ended 07/31/09(f)	19.74	0.33	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(e)	1.25	(e)	3.21	(e)	74

Investor Class
Six months ended 08/31/10	17.58	0.21	1.94	2.15	(0.19)	—	(0.19)	19.54	12.23	50,500	1.32	(d)	1.32	(d)	2.19	(d)	40
Seven months ended 02/28/10	13.82	0.22	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.45	0.43	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Year ended 07/31/08	29.46	0.43	(1.59)	(1.16)	(0.57)	(5.28)	(5.85)	22.45	(4.28)	33,708	1.30		1.30		1.68		47
Year ended 07/31/07	32.63	0.38	0.75	1.13	(0.50)	(3.80)	(4.30)	29.46	1.95	40,614	1.26		1.42		1.09		51
Year ended 07/31/06	29.12	0.30	4.94	5.24	(0.42)	(1.31)	(1.73)	32.63	18.99	43,684	1.27		1.44		1.02		45

Institutional Class
Six months ended 08/31/10	17.61	0.25	1.94	2.19	(0.23)	—	(0.23)	19.57	12.45	315,652	0.87	(d)	0.87	(d)	2.64	(d)	40
Seven months ended 02/28/10	13.83	0.27	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(e)	0.85	(e)	2.81	(e)	32
Year ended 07/31/09	22.47	0.49	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Year ended 07/31/08	29.49	0.55	(1.59)	(1.04)	(0.70)	(5.28)	(5.98)	22.47	(3.84)	65,043	0.83		0.83		2.16		47
Year ended 07/31/07	32.66	0.53	0.75	1.28	(0.65)	(3.80)	(4.45)	29.49	2.41	66,979	0.80		0.96		1.55		51
Year ended 07/31/06	29.14	0.44	4.95	5.39	(0.56)	(1.31)	(1.87)	32.66	19.55	24,552	0.82		0.99		1.47		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $879,939, $45,291, $95,288, $93,673, $41,253, $48,137 and $292,127 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

17        Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,122.20	$7.06	$1,018.55	$6.72	1.32%

B	1,000.00	1,117.80	11.05	1,014.77	10.51	2.07

C	1,000.00	1,117.50	11.05	1,014.77	10.51	2.07

R	1,000.00	1,120.80	8.39	1,017.29	7.98	1.57

Y	1,000.00	1,124.00	5.73	1,019.81	5.45	1.07

Investor	1,000.00	1,122.30	7.06	1,018.55	6.72	1.32

Institutional	1,000.00	1,124.50	4.66	1,020.82	4.43	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18        Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Real Estate Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper

19        Invesco Real Estate Fund

performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Real Estate Funds Index. The Board noted that the performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and in the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Advisers. The Board noted that the Fund’s effective fee rate was below the effective fee rate for the other mutual fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for the research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

20        Invesco Real Estate Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-05686 and 033-39519.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

REA-SAR-1	Invesco Distributors, Inc.

Invesco Short Term Bond Fund
Semiannual Report to Shareholders ▪ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.68%

Class C Shares	1.44

Class R Shares	1.44

Class Y Shares	1.69

Institutional Class Shares	1.69

Barclays Capital U.S. Aggregate Index ▼ (Broad Market Index)	5.81

Barclays Capital 1-3 Year Government/Credit Index ▼ (Style-Specific Index)	1.59

Lipper Short Investment Grade Debt Funds Index ▼ (Peer Group Index)	2.92

▼Lipper Inc.
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years.
     The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
2              Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception	2.02%

5 Years	1.67

1 Year	1.91

Class C Shares

Inception (8/30/02)	2.11%

5 Years	1.93

1 Year	4.14

Class R Shares

Inception	2.16%

5 Years	1.94

1 Year	4.26

Class Y Shares

Inception	2.24%

5 Years	2.13

1 Year	4.78

Institutional Class Shares

Inception	2.57%

5 Years	2.48

1 Year	4.66
Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
      Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
      Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception	1.97%

5 Years	1.61

1 Year	3.25

Class C Shares

Inception (8/30/02)	2.08%

5 Years	1.89

1 Year	5.67

Class R Shares

Inception	2.12%

5 Years	1.88

1 Year	5.67

Class Y Shares

Inception	2.19%

5 Years	2.05

1 Year	6.20

Institutional Class Shares

Inception	2.53%

5 Years	2.42

1 Year	6.20

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 0.68%, 0.93%, 0.93%, 0.43% and 0.43%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was
0.89%, 1.64%, 1.14%, 0.64% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower for Class A, Class C, Class R and Class Y shares.

1	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2011. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

3	Invesco Short Term Bond Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair, Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
4              Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2010
(Unaudited)

	Principal
	Amount	Value

Bonds & Notes–50.07%
Aerospace & Defense–0.52%
Honeywell International Inc., Sr. Unsec. Notes, 3.88%, 02/15/14	$1,800,000	$1,959,387

Airlines–1.08%
American Airlines Pass Through Trust, Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs., 6.98%, 04/01/11	451,209	456,285

Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	1,500,000	1,554,375

Delta Air Lines, Inc., Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	1,350,000	1,417,500

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	665,000	689,106

		4,117,266

Automotive Retail–1.05%
Advance Auto Parts Inc., Sr. Unsec. Unsub. Gtd. Notes, 5.75%, 05/01/20	1,275,000	1,356,281

AutoZone Inc., Sr. Unsec. Notes, 5.88%, 10/15/12	1,500,000	1,624,085

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	910,000	1,031,085

		4,011,451

Brewers–0.86%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	1,000,000	1,035,407

Sr. Unsec. Gtd. Notes, 7.20%, 01/15/14(b)	1,000,000	1,166,146

Sr. Unsec. Unsub. Gtd. Global Notes, 4.13%, 01/15/15	1,000,000	1,077,325

		3,278,878

Broadcasting–0.61%
CBS Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 08/15/12	306,000	327,742

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,765,000	1,985,475

		2,313,217

Cable & Satellite–0.95%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	3,250,000	3,599,375

Communications Equipment–0.86%
Motorola Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	1,500,000	1,600,477

Sr. Unsec. Notes, 5.38%, 11/15/12	1,575,000	1,670,568

		3,271,045

Computer & Electronics Retail–0.27%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	920,000	1,032,508

Consumer Finance–0.14%
Capital One Bank USA N.A., Sr. Unsec. Global Notes, 5.75%, 09/15/10	540,000	540,973

Department Stores–0.82%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	3,000,000	3,120,000

Diversified Banks–5.43%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,000,000	1,018,548

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 2.50%, 01/23/13	2,000,000	2,039,446

5.20%, 07/10/14	415,000	454,787

HSBC Bank PLC (United Kingdom), Sr. Notes, 1.63%, 08/12/13(b)	2,500,000	2,507,976

HSBC Bank USA N.A., Sub. Global Notes, 4.88%, 08/24/20	250,000	258,831

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 4.38%, 01/12/15(b)	1,000,000	1,024,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

National Agricultural Cooperative Federation (South Korea), Sr. Unsec. Notes, 4.25%, 01/28/16(b)	$895,000	$912,546

Nordea Bank A.B. (Sweden)–Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(b)	1,120,000	1,173,278

Pooled Funding Trust I, Sec. Gtd. Pass Through Ctfs., 2.74%, 02/15/12 (Acquired 02/04/09; Cost $1,999,700)(b)	2,000,000	2,056,064

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Floating Rate Medium-Term Notes, 0.64%, 10/28/11(b)(c)	1,100,000	1,099,986

Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	920,000	964,184

Sr. Unsec. Gtd. Medium-Term Notes, 1.50%, 03/30/12(b)	2,000,000	2,018,182

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	450,000	468,139

US Bank N.A., Sub. Notes, 3.78%, 04/29/20(c)	2,250,000	2,356,440

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	1,200,000	1,257,614

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	1,035,000	1,047,798

		20,657,946

Diversified Capital Markets–0.40%
UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.44%, 02/23/12(c)	1,500,000	1,508,411

Diversified Metals & Mining–0.83%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	2,050,000	2,279,984

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	700,000	860,557

		3,140,541

Diversified REIT’s–0.42%
Qatari Diar Finance QSC (Qatar), Gtd. Notes, 3.50%, 07/21/15(b)	1,560,000	1,597,449

Drug Retail–0.28%
CVS Caremark Corp., Sr. Unsec. Notes, 5.75%, 08/15/11	1,000,000	1,047,598

Electric Utilities–1.96%
DCP Midstream LLC, Notes, 9.70%, 12/01/13(b)	1,255,000	1,508,535

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	700,000	728,768

Progress Energy Inc., Sr. Unsec. Notes, 6.85%, 04/15/12	2,100,000	2,282,274

Southern Power Co., Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	2,645,000	2,949,649

		7,469,226

Food Retail–0.84%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 6.20%, 06/15/12	1,500,000	1,629,299

WM Wrigley Jr. Co., Sr. Sec. Gtd. Notes, 3.70%, 06/30/14(b)	1,500,000	1,550,381

		3,179,680

Health Care Equipment–0.97%
Boston Scientific Corp., Sr. Unsec. Notes, 5.45%, 06/15/14	1,700,000	1,779,050

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	1,250,000	1,310,493

6.38%, 08/01/19	500,000	594,816

		3,684,359

Health Care Services–0.64%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	1,850,000	1,976,905

6.25%, 06/15/14	400,000	459,735

		2,436,640

Hotels, Resorts & Cruise Lines–0.08%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	300,000	314,625

Housewares & Specialties–0.27%
Fortune Brands Inc., Sr. Unsec. Notes, 3.00%, 06/01/12	1,000,000	1,015,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Industrial Conglomerates–0.53%
Hutchison Whampoa International (09/16) Ltd. (Cayman Islands), Gtd. Notes, 4.63%, 09/11/15(b)	$1,882,000	$1,999,294

Industrial REIT’s–0.20%
ProLogis, Sr. Unsec. Notes, 6.25%, 03/15/17	795,000	776,902

Insurance Brokers–0.50%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 5.15%, 09/15/10	1,900,000	1,902,688

Integrated Oil & Gas–0.99%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	1,500,000	1,666,016

Petroleos Mexicanos (Mexico), Bonds, 6.63%, 06/15/35(b)	1,020,000	1,101,403

Shell International Finance BV (Finland), Sr. Unsec. Gtd. Global, 3.10%, 06/28/15	960,000	1,009,686

		3,777,105

Integrated Telecommunication Services–3.55%
AT&T Inc., Sr. Unsec. Global Notes, 6.70%, 11/15/13	1,000,000	1,161,401

2.50%, 08/15/15	790,000	799,780

British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 9.38%, 12/15/10	4,170,000	4,268,017

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes, 3.75%, 05/20/11	1,280,000	1,309,068

7.38%, 11/15/13	1,000,000	1,185,837

5.55%, 02/01/14	840,000	952,642

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Global Bonds, 8.00%, 10/01/10	1,100,000	1,106,270

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 4.88%, 10/01/10	970,000	972,187

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	1,250,000	1,251,621

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	474,000	479,422

		13,486,245

Investment Banking & Brokerage–1.43%
Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	1,420,000	1,436,710

Sr. Unsec. Global Notes, 5.25%, 10/15/13	1,750,000	1,900,000

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	500,000	536,977

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	1,565,000	1,573,515

		5,447,202

Life & Health Insurance–1.58%
MetLife Inc., Sr. Unsec. Global Notes, 2.38%, 02/06/14	365,000	366,119

Monumental Global Funding II, Sr. Sec. Notes, 5.65%, 07/14/11(b)	720,000	741,964

New York Life Global Funding, Series 2003-1, Tranche 1, Sr. Unsec. Medium-Term Notes, 5.38%, 09/15/13(b)	1,000,000	1,117,335

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,615,000	1,745,740

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes, 2.75%, 01/14/13	2,000,000	2,038,930

		6,010,088

Life Sciences Tools & Services–0.52%
Life Technologies Corp., Sr. Unsec. Notes, 3.38%, 03/01/13	1,900,000	1,960,612

Managed Health Care–0.55%
UnitedHealth Group Inc., Sr. Unsec. Notes, 5.25%, 03/15/11	1,110,000	1,136,505

4.88%, 02/15/13	880,000	949,907

		2,086,412

Mortgage Backed Securities–0.13%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	459,957	484,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Multi-Line Insurance–1.32%
Genworth Financial Inc., Sr. Unsec. Notes, 7.70%, 06/15/20	$500,000	$518,129

Metropolitan Life Global Funding I, Sr. Sec. Floating Rate Notes, 0.93%, 07/13/11(b)(c)	1,000,000	1,000,794

Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	1,540,000	1,674,518

Sr. Sec. Notes, 5.13%, 11/09/11(b)	745,000	781,271

Pricoa Global Funding I, Sr. Sec. Notes, 4.63%, 06/25/12(b)	1,000,000	1,054,813

		5,029,525

Multi-Utilities–1.41%
Dominion Resources Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	2,000,000	2,013,381

Nisource Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 11/15/10	2,000,000	2,026,754

Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	1,164,000	1,337,883

		5,378,018

Office Electronics–1.03%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	2,570,000	2,709,014

4.25%, 02/15/15	1,140,000	1,220,265

		3,929,279

Office REIT’s–0.17%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	600,000	640,374

Oil & Gas Exploration & Production–0.13%
XTO Energy Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	440,000	505,881

Oil & Gas Refining & Marketing–0.53%
Premcor Refining Group Inc. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/11	1,960,000	2,001,454

Oil & Gas Storage & Transportation–1.89%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 7.63%, 02/15/12	1,000,000	1,081,700

3.70%, 06/01/15	2,000,000	2,084,160

Spectra Energy Capital LLC, Sr. Unsec. Notes, 5.67%, 08/15/14	2,500,000	2,805,438

Transcontinental Gas Pipe Line Co. LLC–Series B, Sr. Unsec. Global Notes, 7.00%, 08/15/11	1,135,000	1,198,359

		7,169,657

Other Diversified Financial Services–6.58%
Allstate Life Global Funding Trusts, Sr. Sec. Medium-Term Global Notes, 5.38%, 04/30/13	1,500,000	1,662,004

Bank of America Corp., Sr. Unsec. Global Notes, 6.50%, 08/01/16	165,000	184,450

Citigroup Inc., Sr. Unsec. Global Notes, 5.10%, 09/29/11	1,390,000	1,449,090

6.01%, 01/15/15	2,595,000	2,800,554

Sr. Unsec. Notes, 4.75%, 05/19/15	3,000,000	3,096,192

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	880,000	936,646

Countrywide Home Loans Inc.–Series L, Sr. Unsec. Gtd. Medium-Term Global Notes, 4.00%, 03/22/11	1,490,000	1,519,077

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	995,000	1,127,970

Sr. Unsec. Medium-Term Global Notes, 2.80%, 01/08/13	1,000,000	1,028,608

4.38%, 09/21/15	1,500,000	1,620,037

ING Bank N.V. (Netherlands), Sr. Notes, 3.00%, 09/01/15(b)	780,000	783,848

Sr. Unsec. Notes, 2.65%, 01/14/13(b)	1,500,000	1,529,937

JPMorgan Chase & Co., Floating Rate Medium-Term Notes, 0.96%, 02/26/13(c)	1,500,000	1,503,782

Sr. Unsec. Global Notes, 4.75%, 05/01/13	640,000	693,503

Sr. Unsec. Notes, 3.40%, 06/24/15	2,400,000	2,479,879

MassMutual Global Funding II, Sr. Sec. Notes, 3.63%, 07/16/12(b)	1,000,000	1,039,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Merrill Lynch & Co. Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	$1,470,000	$1,570,357

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, 12/10/34 (Acquired 12/07/04-12/01/06; Cost $519,161)(b)(c)(d)(e)	520,000	—

		25,025,818

Packaged Foods & Meats–1.18%
HJ Heinz Finance Co., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/12	1,250,000	1,339,142

Kraft Foods Inc., Sr. Unsec. Global Notes, 5.63%, 11/01/11	1,850,000	1,949,720

2.63%, 05/08/13	835,000	863,798

Sara Lee Corp., Sr. Unsec. Notes, 2.75%, 09/15/15	350,000	353,245

		4,505,905

Paper Packaging–0.25%
Bemis Co. Inc., Sr. Unsec. Notes, 5.65%, 08/01/14	860,000	961,320

Pharmaceuticals–0.31%
Abbott Laboratories, Sr. Unsec. Global Notes, 2.70%, 05/27/15	1,120,000	1,175,497

Publishing–0.30%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	1,100,000	1,158,639

Railroads–0.28%
CSX Corp., Sr. Unsec. Notes, 6.30%, 03/15/12	1,000,000	1,075,058

Regional Banks–0.36%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,320,000	1,386,720

Research & Consulting Services–0.79%
ERAC USA Finance Co., Sr. Unsec. Gtd. Notes, 8.00%, 01/15/11(b)	1,120,000	1,148,097

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	1,700,000	1,841,689

		2,989,786

Retail REIT’s–0.22%
WT Finance Aust Pty Ltd./ Westfield Capital/WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 4.38%, 11/15/10(b)	820,000	825,239

Sovereign Debt–0.37%
Russian Foreign Bond (Russia), Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,400,000	1,393,945

Specialized Finance–1.50%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	2,055,000	2,092,760

NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	2,000,000	2,077,627

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	1,500,000	1,550,045

		5,720,432

Specialty Stores–0.42%
Staples Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/01/11	1,550,000	1,610,607

Steel–0.58%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	410,000	492,483

ArcelorMittal, Sr. Unsec. Global Bonds, 3.75%, 08/05/15	1,715,000	1,708,385

		2,200,868

Tobacco–0.59%
Altria Group Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	2,100,000	2,226,231

Trading Companies & Distributors–0.15%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	530,000	560,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Wireless Telecommunication Services–0.45%
Alltel Corp., Sr. Unsec. Global Notes, 7.00%, 07/01/12	$265,000	$292,675

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	800,000	849,370

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 5.50%, 06/15/11	540,000	560,556

		1,702,601

Total Bonds & Notes (Cost $185,422,024)		190,400,611

U.S. Treasury Securities–18.15%
U.S. Treasury Bills–0.13%
0.19%, 01/20/11(f)	500,000	499,716

U.S. Treasury Notes–18.02%
1.13%, 06/30/11	3,600,000	3,626,016

1.38%, 03/15/12	7,500,000	7,614,258

0.75%, 05/31/12	20,625,000	20,729,736

1.75%, 08/15/12	22,100,000	22,647,320

1.38%, 09/15/12	5,000,000	5,088,281

1.50%, 12/31/13	8,220,000	8,408,803

3.50%, 05/15/20	365,000	397,793

		68,512,207

Total U.S. Treasury Securities (Cost $67,997,360)		69,011,923

Asset-Backed Securities–10.83%
BA Credit Card Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.58%, 09/15/15(c)	1,110,000	1,110,712

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.70%, 08/25/33(c)	667,368	613,352

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A3, Pass Through Ctfs., 4.55%, 06/11/41	500,000	506,876

Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, Pass Through Ctfs., 4.79%, 08/15/13	2,515,000	2,526,282

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,230,000	1,340,788

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	545,000	553,030

Citibank Credit Card Issuance Trust–Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	2,150,000	2,211,275

Citigroup Mortgage Loan Trust Inc.–Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.51%, 08/25/34(c)	1,871,994	1,843,265

Commercial Mortgage Pass Through Ctfs., Series 2007-FL, Class A1, Floating Rate Pass Through Ctfs., 0.37%, 06/15/22(b)	1,429,486	1,371,224

Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.78%, 07/16/34(b)(c)	3,000,000	2,925,780

Series 2001-J1A, Class A2, Variable Rate Pass Through Ctfs., 6.46%, 02/16/34(b)(c)	203,513	205,118

Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	440,115	432,959

Credit Suisse Mortgage Capital Ctfs., Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 07/26/37(b)	2,161,329	2,223,463

Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.92%, 09/26/34(b)(c)	977,127	932,152

Discover Card Master Trust,, Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.93%, 09/15/15(c)	1,500,000	1,511,230

GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2, Pass Through Ctfs., 6.53%, 05/15/33	1,033,233	1,050,690

GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, Pass Through Ctfs., 4.47%, 03/15/20	2,000,000	2,201,711

Series 2009-2, Class A, Pass Through Ctfs., 3.69%, 07/15/15	3,000,000	3,146,892

Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	1,000,000	1,016,773

LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(b)	1,070,000	1,090,985

Series 2005-C3, Class A4, Pass Through Ctfs., 5.50%, 07/15/30	1,400,000	1,460,039

Morgan Stanley Capital I, Series 2005-T17, Class A4, Pass Through Ctfs., 4.52%, 12/13/41	711,532	730,013

–Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	805,837	855,377

Option One Mortgage Securities Corp.–Series 2007-4A, Floating Rate Notes, 0.36%, 04/25/12 (Acquired 05/11/07; Cost $839,196)(b)(c)	301,529	217,674

Structured Sale Gtd. Loans, Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.81%, 02/25/48(b)(c)	1,704,366	1,710,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Short Term Bond Fund

	Principal
	Amount	Value

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.76%, 08/15/39(c)	$1,850,000	$1,961,796

USAA Auto Owner Trust, Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	1,374,703	1,395,348

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.82%, 08/25/33(c)	1,411,403	1,419,546

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.43%, 07/25/34(c)	664,044	658,371

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(c)	1,484,143	1,387,187

Series 2006-16, Class A12, Pass Through Ctfs., 5.00%, 11/25/36	568,286	568,287

Total Asset-Backed Securities (Cost $40,358,545)		41,178,894

U.S. Government Sponsored Mortgage-Backed Securities–6.76%
Collateralized Mortgage Obligations–0.47%
Freddie Mac REMICS, 5.00%, 01/15/13	1,694,346	1,789,859

Federal Home Loan Mortgage Corp. (FHLMC)–1.40%
Pass Through Ctfs., 8.00%, 11/20/12	78,931	81,831

9.00%, 05/01/15	122,265	139,217

7.50%, 06/01/16 to 07/01/24	350,023	377,793

7.00%, 12/01/16 to 10/01/34	1,370,502	1,546,828

6.00%, 02/01/17 to 03/01/23	1,711,836	1,844,330

8.50%, 02/01/19 to 08/17/26	968,225	1,116,383

6.50%, 12/01/35	208,412	230,850

		5,337,232

Federal National Mortgage Association (FNMA)–3.46%
Pass Through Ctfs., 7.50%, 02/01/15 to 02/01/31	1,007,417	1,141,433

7.00%, 04/01/15 to 08/01/36	6,789,085	7,581,190

8.50%, 09/01/15 to 07/01/30	480,864	557,280

6.50%, 11/01/16 to 10/01/35	2,044,160	2,246,556

8.00%, 09/01/17 to 08/01/32	1,233,660	1,410,559

9.00%, 02/01/21 to 01/01/30	175,749	200,876

10.00%, 05/01/26	15,318	15,446

		13,153,340

Government National Mortgage Association (GNMA)–1.43%
Pass Through Ctfs., 6.50%, 10/15/13 to 02/15/34	2,497,093	2,800,118

7.00%, 05/15/17 to 06/15/32	997,423	1,122,158

7.00%, 12/15/17	405,409	437,437

6.00%, 06/15/18	336,957	363,861

7.75%, 11/15/19 to 02/15/21	207,517	236,376

7.50%, 12/20/25 to 07/15/32	134,048	153,312

8.50%, 07/20/27	108,399	126,927

8.00%, 10/15/30	146,407	174,749

		5,414,938

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $23,151,083)		25,695,369

U.S. Government Sponsored Agency Securities–2.25%
Federal Home Loan Mortgage Corp. (FHLMC)–1.34%
1.63%, 04/15/13	5,000,000	5,113,429

Federal National Mortgage Association (FNMA)–0.91%
Unsec. Global Notes, 2.63%, 11/20/14	3,270,000	3,443,271

Total U.S. Government Sponsored Agency Securities (Cost $8,245,800)		8,556,700

Municipal Obligation–0.34%
Kentucky (State of) Asset/Liability Commission; Series 2010, Taxable Funding RB, 3.17%, 04/01/18 (Cost $1,295,000)	1,295,000	1,295,129

	Shares
Money Market Funds–11.65%
Liquid Assets Portfolio–Institutional Class(g)	22,148,356	22,148,356

Premier Portfolio–Institutional Class(g)	22,148,356	22,148,356

Total Money Market Funds (Cost $44,296,712)		44,296,712

TOTAL INVESTMENTS–100.05% (Cost $370,766,524)		380,435,338

OTHER ASSETS LESS LIABILITIES–(0.05)%		(173,129)

NET ASSETS–100.00%		$380,262,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Short Term Bond Fund

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bond
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $50,464,342, which represented 13.27% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2010 represented 0.00% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By security type, based on Net Assets
as of August 31, 2010

Bonds & Notes	50.1%

U.S. Treasury Securities	18.1

Asset-Backed Securities	10.8

U.S. Government Sponsored Mortgage-Backed Securities	6.8

U.S. Government Sponsored Agency Securities	2.3

Municipal Obligations	0.3

Money Market Funds Plus Other Assets Less Liabilities	11.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $326,469,812)	$336,138,626

Investments in affiliated money market funds, at value and cost	44,296,712

Total investments, at value (Cost $370,766,524)	380,435,338

Cash	2,025,882

Receivables for:
Fund shares sold	10,990,675

Dividends and interest	2,739,607

Fund expenses absorbed	79,511

Principal paydowns	40,336

Investment for trustee deferred compensation and retirement plans	14,088

Other assets	41,302

Total assets	396,366,739

Liabilities:
Payables for:
Investments purchased	12,505,385

Fund shares reacquired	3,067,564

Dividends	101,146

Variation margin	109,156

Accrued fees to affiliates	224,273

Accrued other operating expenses	59,080

Trustee deferred compensation and retirement plans	37,926

Total liabilities	16,104,530

Net assets applicable to shares outstanding	$380,262,209

Net assets consist of:
Shares of beneficial interest	$409,656,317

Undistributed net investment income	354,299

Undistributed net realized gain (loss)	(38,365,821)

Unrealized appreciation	8,617,414

$380,262,209

Net Assets:
Class A	$109,399,284

Class C	$196,189,412

Class R	$3,133,611

Class Y	$15,534,346

Institutional Class	$56,005,556

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	12,550,233

Class C	22,512,678

Class R	358,974

Class Y	1,781,508

Institutional Class	6,420,925

Class A:
Net asset value per share	$8.72

Maximum offering price per share
(Net asset value of $8.72 divided by 97.50%)	$8.94

Class C:
Net asset value and offering price per share	$8.71

Class R:
Net asset value and offering price per share	$8.73

Class Y:
Net asset value and offering price per share	$8.72

Institutional Class:
Net asset value and offering price per share	$8.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$4,592,982

Dividends from affiliated money market funds	14,123

Total investment income	4,607,105

Expenses:
Advisory fees	497,978

Administrative services fees	52,889

Custodian fees	11,710

Distribution fees:
Class A	108,818

Class C	652,162

Class R	6,171

Transfer agent fees — A, C, R and Y	129,389

Transfer agent fees — Institutional	1,037

Trustees’ and officers’ fees and benefits	13,025

Other	112,091

Total expenses	1,585,270

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(570,391)

Net expenses	1,014,879

Net investment income	3,592,226

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	814,301

Futures contracts	(1,248,921)

(434,620)

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,359,694

Futures contracts	(1,069,380)

1,290,314

Net realized and unrealized gain	855,694

Net increase in net assets resulting from operations	$4,447,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$3,592,226	$4,037,994	$9,954,587

Net realized gain (loss)	(434,620)	(339,842)	(29,089,338)

Change in net unrealized appreciation	1,290,314	3,521,129	9,591,001

Net increase (decrease) in net assets resulting from operations	4,447,920	7,219,281	(9,543,750)

Distributions to shareholders from net investment income:
Class A	(1,039,514)	(1,190,936)	(2,655,087)

Class C	(1,377,058)	(1,446,593)	(3,615,726)

Class R	(26,377)	(36,066)	(78,880)

Class Y	(136,059)	(69,197)	(44,497)

Institutional Class	(717,485)	(1,219,462)	(4,113,664)

Total distributions from net investment income	(3,296,493)	(3,962,254)	(10,507,854)

Share transactions–net:
Class A	28,781,847	35,591,772	2,997,207

Class C	91,891,577	35,651,970	(1,231,763)

Class R	1,037,532	412,029	466,881

Class Y	7,358,902	5,530,303	2,526,786

Institutional Class	3,070,175	(9,392,105)	(8,073,023)

Net increase (decrease) in net assets resulting from share transactions	132,140,033	67,793,969	(3,313,912)

Net increase (decrease) in net assets	133,291,460	71,050,996	(23,365,516)

Net assets:
Beginning of period	246,970,749	175,919,753	199,285,269

End of period (includes undistributed net investment income of $354,299, $58,566 and $164,766, respectively)	$380,262,209	$246,970,749	$175,919,753

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund, formerly AIM Short Term Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

15        Invesco Short Term Bond Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recoded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

16        Invesco Short Term Bond Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.35%

Next $500 million	0.325%

Next $1.5 billion	0.30%

Next $2.5 billion	0.29%

Over $5 billion	0.28%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

17        Invesco Short Term Bond Fund

  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.66%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees $113,589 and reimbursed class level expenses of $48,848, $73,188, $1,385, $5,820 and $1,037 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $101.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IDI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least June 30, 2011. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. Fees incurred for Class C shares were $326,081 after IDI waived fees of $326,081.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $17,971 in front-end sales commissions from the sale of Class A shares and $0 and $21,045 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18        Invesco Short Term Bond Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$44,296,712	$—	$—	$44,296,712

U.S. Treasury Securities	—	69,011,923	—	69,011,923

U.S. Government Sponsored Securities	—	34,252,069	—	34,252,069

Corporate Debt Securities	—	190,400,611	—	190,400,611

Asset Backed Securities	—	40,961,220	217,674	41,178,894

Municipal Obligations	—	1,295,129	—	1,295,129

	$44,296,712	$335,920,952	$217,674	$380,435,338

Futures*	(1,051,400)	—	—	(1,051,400)

Total Investments	$43,245,312	$335,920,952	$217,674	$379,383,938

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$50,136	$(1,101,536)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(1,248,921)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(1,069,380)

Total	$(2,318,301)

*	The average value of futures outstanding during the period was $17,331,492.

19        Invesco Short Term Bond Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Ultra Bonds	18	December-2010/Long	$2,602,688	$12,055

U.S. Treasury 2 Year Notes	275	December-2010/Long	60,263,672	38,081

Subtotal			$62,866,360	$50,136

U.S. Long Bonds	13	December-2010/Short	(1,755,406)	(5,309)

U.S. Treasury 5 Year Notes	258	December-2010/Short	(31,042,641)	(64,818)

U.S. Treasury 10 Year Notes	149	September-2010/Short	(18,848,500)	(1,031,409)

Subtotal			$(51,646,547)	$(1,101,536)

Total				$(1,051,400)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended August 31, 2010, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $342.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,154 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20        Invesco Short Term Bond Fund

  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28,2011	$20,291

February 28,2012	1,787,880

February 28,2013	1,424,485

February 28, 2014	3,488,405

February 28, 2015	1,556,368

February 28, 2016	769,668

February 28, 2017	6,024,907

February 28, 2018	22,719,902

Total capital loss carryforward	$37,791,906

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $139,391,880 and $65,197,138, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $21,950,407 and $944,292. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$10,367,101

Aggregate unrealized (depreciation) of investment securities	(698,287)

Net unrealized appreciation of investment securities	$9,668,814

Cost of investments for tax purposes is $370,766,524.

21        Invesco Short Term Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	8,646,661	$75,167,413	7,170,413	$61,866,056	4,758,262	$41,424,292

Class C	15,458,170	134,462,097	6,528,802	56,385,201	3,395,383	29,367,443

Class R	207,925	1,810,727	110,602	954,637	196,888	1,698,361

Class Y(b)	1,058,110	9,209,495	666,975	5,777,925	600,759	5,079,803

Institutional Class	713,119	6,190,766	477,428	4,129,829	1,118,346	9,641,030

Issued as reinvestment of dividends:
Class A	100,950	878,418	113,400	979,422	243,726	2,104,428

Class C	137,043	1,192,195	139,849	1,207,318	344,848	2,983,934

Class R	2,973	25,897	4,143	35,807	9,167	79,298

Class Y	12,232	106,430	5,993	51,771	3,601	30,691

Institutional Class	82,401	717,041	141,245	1,219,230	475,263	4,113,635

Reacquired:
Class A(b)	(5,438,408)	(47,263,984)	(3,155,334)	(27,253,706)	(4,704,836)	(40,531,513)

Class C	(5,036,300)	(43,762,715)	(2,540,827)	(21,940,549)	(3,865,932)	(33,583,140)

Class R	(91,743)	(799,092)	(66,868)	(578,415)	(152,064)	(1,310,778)

Class Y	(224,897)	(1,957,023)	(34,653)	(299,393)	(306,612)	(2,583,708)

Institutional Class	(441,385)	(3,837,632)	(1,706,982)	(14,741,164)	(2,540,904)	(21,827,688)

Net increase (decrease) in share activity	15,186,851	$132,140,033	7,854,186	$67,793,969	(424,105)	$(3,313,912)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 14% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	70,239	$618,805

Class A	(70,329)	(618,805)

22        Invesco Short Term Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Six months ended 08/31/10	$8.68	$0.12	(c)	$0.02	$0.14	$(0.10)	$8.72	1.68%	$109,399	0.65	%(d)	0.84	%(d)	2.58	%(d)	25%
Seven months ended 02/28/10	8.55	0.17	(c)	0.13	0.30	(0.17)	8.68	3.52	80,252	0.65	(e)	0.87	(e)	3.35	(e)	48
Year ended 07/31/09	9.48	0.48	(c)	(0.90)	(0.42)	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Year ended 07/31/08	9.75	0.56	(c)	(0.26)	0.30	(0.57)	9.48	3.18	45,674	0.86		0.94		5.87		73
Year ended 07/31/07	9.80	0.51		(0.04)	0.47	(0.52)	9.75	4.84	28,663	0.86		0.98		5.14		101
Year ended 07/31/06	9.93	0.40		(0.12)	0.28	(0.41)	9.80	2.92	32,851	0.86		0.98		4.04		82

Class C
Six months ended 08/31/10	8.68	0.10	(c)	0.02	0.12	(0.09)	8.71	1.44	196,189	0.90	(d)	1.59	(d)	2.33	(d)	25
Seven months ended 02/28/10	8.54	0.16	(c)	0.14	0.30	(0.16)	8.68	3.50	103,785	0.90	(e)	1.62	(e)	3.10	(e)	48
Year ended 07/31/09	9.48	0.46	(c)	(0.91)	(0.45)	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Year ended 07/31/08	9.75	0.54	(c)	(0.26)	0.28	(0.55)	9.48	2.93	75,404	1.11		1.69		5.62		73
Year ended 07/31/07	9.80	0.48		(0.04)	0.44	(0.49)	9.75	4.59	83,869	1.11		1.73		4.89		101
Year ended 07/31/06	9.93	0.38		(0.13)	0.25	(0.38)	9.80	2.61	109,622	1.17		1.73		3.73		82

Class R
Six months ended 08/31/10	8.70	0.10	(c)	0.02	0.12	(0.09)	8.73	1.44	3,134	0.90	(d)	1.09	(d)	2.33	(d)	25
Seven months ended 02/28/10	8.56	0.16	(c)	0.14	0.30	(0.16)	8.70	3.49	2,086	0.90	(e)	1.12	(e)	3.10	(e)	48
Year ended 07/31/09	9.50	0.46	(c)	(0.91)	(0.45)	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Year ended 07/31/08	9.77	0.54	(c)	(0.26)	0.28	(0.55)	9.50	2.94	1,310	1.11		1.19		5.62		73
Year ended 07/31/07	9.82	0.48		(0.04)	0.44	(0.49)	9.77	4.59	621	1.11		1.23		4.89		101
Year ended 07/31/06	9.94	0.37		(0.10)	0.27	(0.39)	9.82	2.77	477	1.11		1.23		3.79		82

Class Y
Six months ended 08/31/10	8.69	0.12	(c)	0.03	0.15	(0.12)	8.72	1.69	15,534	0.40	(d)	0.59	(d)	2.83	(d)	25
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	8,132	0.40	(e)	0.62	(e)	3.60	(e)	48
Year ended 07/31/09(f)	8.81	0.41	(c)	(0.28)	0.13	(0.39)	8.55	1.62	2,545	0.51	(e)	0.75	(e)	5.86	(e)	123

Institutional Class
Six months ended 08/31/10	8.69	0.12	(c)	0.02	0.14	(0.11)	8.72	1.69	56,006	0.40	(d)	0.48	(d)	2.83	(d)	25
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	52,716	0.40	(e)	0.49	(e)	3.60	(e)	48
Year ended 07/31/09	9.49	0.51	(c)	(0.92)	(0.41)	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Year ended 07/31/08	9.76	0.60	(c)	(0.27)	0.33	(0.60)	9.49	3.51	76,898	0.55		0.55		6.18		73
Year ended 07/31/07	9.81	0.53		(0.04)	0.49	(0.54)	9.76	5.13	67,467	0.58		0.58		5.42		101
Year ended 07/31/06	9.93	0.42		(0.10)	0.32	(0.44)	9.81	3.31	51,975	0.58		0.58		4.32		82

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $86,345, $129,369, $2,448, $10,288 and $53,789 for Class A, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

23        Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,016.80	$3.32	$1,021.91	$3.33	0.65%

C	1,000.00	1,014.40	4.59	1,020.65	4.60	0.90

R	1,000.00	1,014.40	4.59	1,020.65	4.60	0.90

Y	1,000.00	1,016.90	2.05	1,023.17	2.06	0.40

Institutional	1,000.00	1,016.90	2.05	1,023.17	2.06	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Short Term Bond Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

25        Invesco Short Term Bond Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Short Investment Grade Debt Funds Index. The Board noted that the performance of Class C shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class C shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board also noted that Invesco Advisers made manager and process changes in 2008 and early 2009 and reduced fees in 2009 in order to aid long-term relative performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class C shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients based upon policies reviewed with the Board. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts, including provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets managed for other client accounts and noted that advance notice of redemptions affecting management assets is often provided to Invesco Advisers by institutional clients. Although the Board noted that the fees charged to other client accounts were often lower than the advisory fee charged by Invesco Advisers to the Fund and other Invesco Funds, the Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were more comparable. In light of this information, the Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from services provided to other client accounts and accordingly, the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2011 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above, the advisory fee after fee waivers and expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes four breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Short Term Bond Fund

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

STB-SAR-1	Invesco Distributors, Inc.

Invesco U.S. Government Fund
Semiannual Report to Shareholders ■ August 31, 2010

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Agreements
For the most current month-end Fund performance and commentary, please visit invesco.com/performance.
Unless otherwise noted, all data provided by Invesco.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 2/28/10 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.53%

Class B Shares	5.12

Class C Shares	5.14

Class R Shares	5.51

Class Y Shares	5.77

Investor Class Shares	5.64

Institutional Class Shares	5.78

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	5.81

Barclays Capital U.S. Government Index▼ (Style-Specific Index)	6.01

Lipper Intermediate U.S. Government Funds Index▼ (Peer Group Index)	6.43
▼ Lipper Inc.
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.
     The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate U.S. government funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2	Invesco U.S. Government Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)	6.00%

10 Years	4.88

5 Years	4.65

1 Year	2.94

Class B Shares

Inception (9/7/93)	4.78%

10 Years	4.78

5 Years	4.55

1 Year	2.23

Class C Shares

Inception (8/4/97)	4.48%

10 Years	4.61

5 Years	4.89

1 Year	6.25

Class R Shares

10 Years	5.15%

5 Years	5.43

1 Year	7.77

Class Y Shares

10 Years	5.46%

5 Years	5.79

1 Year	8.43

Investor Class Shares

10 Years	5.43%

5 Years	5.72

1 Year	8.16

Institutional Class Shares

10 Years	5.68%

5 Years	6.21

1 Year	8.56
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (4/28/87)	5.92%

10 Years	4.79

5 Years	4.20

1 Year	1.94

Class B Shares

Inception (9/7/93)	4.67%

10 Years	4.68

5 Years	4.09

1 Year	1.23

Class C Shares

Inception (8/4/97)	4.34%

10 Years	4.53

5 Years	4.41

1 Year	5.25

Class R Shares

10 Years	5.05%

5 Years	4.95

1 Year	6.89

Class Y Shares

10 Years	5.34%

5 Years	5.30

1 Year	7.30

Investor Class Shares

10 Years	5.34%

5 Years	5.24

1 Year	7.15

Institutional Class Shares

10 Years	5.58%

5 Years	5.73

1 Year	7.54
shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.04%, 1.79%, 1.79%, 1.29%, 0.79%, 1.04% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

3	Invesco U.S. Government Fund

Letters to Shareholders

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair,
Invesco Funds Board of Trustees

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     I believe Invesco, as a leading global investment manager, is uniquely positioned to serve your needs. First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
4	Invesco U.S. Government Fund

Schedule of Investments

August 31, 2010
(Unaudited)

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–68.42%
Collateralized Mortgage Obligations–41.46%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$8,000,000	$8,593,860

Fannie Mae REMICs,
5.00%, 12/25/15 to 05/25/30	3,383,737	3,475,098

4.00%, 09/25/16 to 02/25/40	4,541,556	4,701,288

4.50%, 11/25/16 to 05/25/29	10,043,900	10,520,548

5.50%, 02/25/17 to 04/25/30	7,682,103	7,863,213

6.00%, 10/25/27 to 10/25/33	11,669,388	11,807,820

4.57%, 06/25/30	58,564	58,572

0.56%, 05/25/36	6,121,948	6,111,400

Federal Home Loan Bank,
4.55%, 04/27/12	591,581	622,135

5.27%, 12/28/12	3,214,760	3,462,377

Freddie Mac REMICs,
6.75%, 06/15/11	20,279	20,395

5.25%, 08/15/11 to 08/15/32	7,764,068	8,133,711

5.38%, 08/15/11 to 09/15/11	1,483,592	1,523,272

3.88%, 12/15/12	254,707	258,741

4.50%, 06/15/15 to 04/15/30	19,260,784	19,861,330

3.50%, 06/15/16 to 05/15/22	5,473,358	5,615,875

5.00%, 09/15/16 to 11/15/32	27,285,405	28,161,655

6.00%, 09/15/16 to 09/15/29	15,573,090	15,832,287

4.00%, 02/15/17 to 02/15/30	23,818,161	25,070,355

3.75%, 10/15/18	4,736,502	4,935,539

5.50%, 11/15/24 to 09/15/30	28,910,869	29,304,767

0.68%, 04/15/28 to 06/15/37	10,955,926	10,949,261

4.75%, 04/15/31	1,780,962	1,789,842

0.58%, 03/15/36	6,082,032	6,062,973

0.70%, 11/15/36	7,294,839	7,281,838

1.14%, 11/15/39	3,964,044	4,000,154

Ginnie Mae REMICs,
5.00%, 06/20/24 to 02/20/30	2,525,504	2,593,860

5.50%, 04/16/31	3,244,053	3,316,145

4.50%, 05/20/33 to 08/20/35	17,358,740	18,432,106

5.77%, 08/20/34	2,100,000	2,348,063

4.00%, 03/20/36	11,894,532	12,290,045

		264,998,525

Federal Home Loan Mortgage Corp. (FHLMC)–6.67%
Pass Through Ctfs.,
7.00%, 11/01/10 to 03/01/36	4,733,630	5,282,320

6.50%, 02/01/11 to 02/01/35	6,243,864	6,826,734

12.00%, 02/01/13	166	168

8.00%, 12/01/15 to 02/01/35	8,142,305	9,414,114

10.00%, 02/01/16 to 04/01/20	282,402	326,178

6.00%, 06/01/17 to 05/01/33	5,264,820	5,703,706

10.50%, 08/01/19 to 01/01/21	53,270	60,767

4.50%, 09/01/20	4,432,383	4,714,809

8.50%, 09/01/20 to 05/01/26	153,543	174,340

9.50%, 11/01/20 to 04/01/25	255,493	291,767

9.00%, 06/01/21 to 04/01/25	1,045,166	1,169,673

7.05%, 05/20/27	589,932	662,629

7.50%, 09/01/30 to 05/01/34	5,964,009	6,809,138

6.03%, 10/20/30	1,082,624	1,209,548

		42,645,891

Federal National Mortgage Association (FNMA)–15.51%
Pass Through Ctfs.,
7.50%, 09/01/10 to 08/01/36	8,602,288	9,771,683

7.00%, 05/01/11 to 06/01/36	14,219,948	15,949,442

8.00%, 02/01/12 to 12/01/36	8,014,957	9,231,895

8.50%, 06/01/12 to 08/01/37	4,710,886	5,444,683

6.00%, 10/01/13 to 04/01/24	2,427,939	2,627,602

6.50%, 06/01/14 to 09/01/34	7,160,888	7,861,489

9.50%, 07/01/16 to 08/01/22	48,051	53,909

9.00%, 12/01/16	86,294	96,367

5.00%, 01/01/17 to 04/01/23	12,830,743	13,671,519

4.50%, 09/01/18 to 11/01/21	29,465,867	31,521,233

10.00%, 12/20/19 to 12/20/21	353,485	400,587

5.50%, 03/01/21 to 10/01/22	790,641	851,798

6.75%, 07/01/24	1,089,389	1,220,444

10.26%, 04/20/25	137,261	155,042

6.95%, 07/01/25 to 09/01/26	276,188	312,664

		99,170,357

Government National Mortgage Association (GNMA)–4.78%
Pass Through Ctfs.,
13.00%, 01/15/11 to 12/15/14	28,439	28,708

13.50%, 05/15/11 to 10/15/12	9,973	10,085

7.00%, 08/20/12 to 12/15/36	2,636,481	2,998,980

12.00%, 02/15/13 to 07/15/15	15,198	15,815

11.00%, 09/15/15	468	472

10.50%, 02/15/16	2,837	2,863

10.00%, 06/15/16 to 07/15/24	468,075	523,691

8.50%, 09/20/16 to 01/15/37	154,737	172,089

9.00%, 10/15/16 to 04/15/21	37,560	41,244

8.75%, 10/20/16	35,522	39,080

8.00%, 03/20/17 to 08/15/36	3,171,391	3,698,908

9.50%, 08/15/17 to 03/15/23	169,239	194,218

6.50%, 09/15/17 to 09/15/34	8,304,918	9,211,263

6.95%, 07/20/25 to 11/20/26	1,147,740	1,296,133

7.50%, 03/15/26 to 10/15/35	3,300,645	3,833,485

6.00%, 12/15/28 to 08/15/33	2,776,808	3,057,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco U.S. Government Fund

	Principal
	Amount	Value

Government National Mortgage Association (GNMA)–(continued)

7.00%, 06/15/32 to 10/20/35(a)	$161,122	$180,260

6.00%, 11/15/32 to 07/15/33(a)	121,902	134,162

6.10%, 12/20/33	4,479,536	5,099,019

		30,537,485

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $428,475,615)		437,352,258

U.S. Government Sponsored Agency Securities–14.89%
Federal Farm Credit Bank (FFCB)–6.65%
Bonds,
3.00%, 09/22/14	9,000,000	9,623,688

5.75%, 01/18/22	16,000,000	17,026,353

Global Bonds, 1.38%, 06/25/13	7,000,000	7,102,884

Medium-Term Notes, 5.75%, 12/07/28	7,000,000	8,747,519

		42,500,444

Federal Home Loan Bank (FHLB)–4.57%
Sr. Global Bonds, 1.88%, 06/20/12	6,000,000	6,142,310

Unsec. Bonds, 5.45%, 04/15/11	3,528,648	3,633,011

Unsec. Global Bonds, 1.63%, 11/21/12	6,000,000	6,127,615

1.63%, 03/20/13	13,000,000	13,294,294

		29,197,230

Federal National Mortgage Association (FNMA)–3.67%
Unsec. Global Notes,
1.75%, 08/10/12	1,750,000	1,788,453

1.50%, 06/26/13	11,000,000	11,204,911

2.50%, 05/15/14	10,000,000	10,484,440

		23,477,804

Total U.S. Government Sponsored Agency Securities (Cost $90,373,232)		95,175,478

U.S. Treasury Securities–14.46%
U.S. Treasury Notes–13.95%
2.50%, 04/30/15	10,000,000	10,575,000

4.50%, 02/15/16	7,000,000	8,109,063

2.75%, 05/31/17	6,000,000	6,335,625

2.38%, 07/31/17	20,000,000	20,618,750

3.13%, 05/15/19(a)	17,000,000	18,112,968

3.50%, 05/15/20	14,000,000	15,257,812

2.63%, 08/15/20	10,000,000	10,129,688

		89,138,906

U.S. Treasury Bonds–0.51%
4.25%, 05/15/39	2,900,000	3,276,547

Total U.S. Treasury Securities (Cost $88,998,437)		92,415,453

Foreign Sovereign Bonds–0.41%
Sovereign Debt–0.41%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Bonds, 5.13%, 11/01/24 (Cost $2,217,615)	2,200,000	2,634,525

	Shares
Money Market Funds–1.09%
Government & Agency Portfolio–Institutional Class (Cost $6,934,612)(b)	6,934,612	6,934,612

TOTAL INVESTMENTS–99.27% (Cost $616,999,511)		634,512,326

OTHER ASSETS LESS LIABILITIES–0.73%		4,694,937

NET ASSETS–100.00%		$639,207,263

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

Portfolio Composition

By security type, based on Net Assets
as of August 31, 2010

U.S. Government Sponsored Mortgage-Backed Securities	68.4%

U.S. Government Sponsored Agency Securities	14.9

U.S. Treasury Securities	14.5

Foreign Sovereign Bonds	0.4

Money Market Funds Plus Other Assets Less Liabilities	1.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco U.S. Government Fund

Statement of Assets and Liabilities

August 31, 2010
(Unaudited)

Assets:
Investments, at value (Cost $610,064,899)	$627,577,714

Investments in affiliated money market funds, at value and cost	6,934,612

Total investments, at value (Cost $616,999,511)	634,512,326

Receivables for:
Variation margin	1,387,572

Fund shares sold	1,988,140

Dividends and interest	2,924,580

Principal paydowns	112,512

Investment for trustee deferred compensation and retirement plans	56,766

Other assets	63,988

Total assets	641,045,884

Liabilities:
Payables for:
Fund shares reacquired	755,738

Amount due custodian	41,912

Dividends	148,225

Accrued fees to affiliates	639,570

Accrued other operating expenses	114,218

Trustee deferred compensation and retirement plans	138,958

Total liabilities	1,838,621

Net assets applicable to shares outstanding	$639,207,263

Net assets consist of:
Shares of beneficial interest	$660,074,713

Undistributed net investment income	(3,847,184)

Undistributed net realized gain (loss)	(35,207,218)

Unrealized appreciation	18,186,952

$639,207,263

Net Assets:
Class A	$346,444,644

Class B	$63,591,415

Class C	$69,635,124

Class R	$15,587,478

Class Y	$6,680,029

Investor Class	$121,440,607

Institutional Class	$15,827,966

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	37,402,491

Class B	6,842,715

Class C	7,525,586

Class R	1,681,676

Class Y	720,960

Investor Class	13,104,757

Institutional Class	1,706,826

Class A:
Net asset value per share	$9.26

Maximum offering price per share
(Net asset value of $9.26 divided by 95.25%)	$9.72

Class B:
Net asset value and offering price per share	$9.29

Class C:
Net asset value and offering price per share	$9.25

Class R:
Net asset value and offering price per share	$9.27

Class Y:
Net asset value and offering price per share	$9.27

Investor Class:
Net asset value and offering price per share	$9.27

Institutional Class:
Net asset value and offering price per share	$9.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco U.S. Government Fund

Statement of Operations

For the six months ended August 31, 2010
(Unaudited)

Investment income:
Interest	$8,033,570

Dividends from affiliated money market funds	6,925

Total investment income	8,040,495

Expenses:
Advisory fees	1,241,506

Administrative services fees	96,924

Custodian fees	31,291

Distribution fees:
Class A	399,997

Class B	323,538

Class C	330,537

Class R	36,642

Investor Class	117,337

Transfer agent fees — A, B, C, R, Y and Investor	735,191

Transfer agent fees — Institutional	427

Trustees’ and officers’ fees and benefits	16,679

Other	225,321

Total expenses	3,555,390

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,467)

Net expenses	3,546,923

Net investment income	4,493,572

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	945,288

Futures contracts	21,734,648

22,679,936

Change in net unrealized appreciation (depreciation) of:
Investment securities	5,464,006

Futures contracts	(716,681)

4,747,325

Net realized and unrealized gain	27,427,261

Net increase in net assets resulting from operations	$31,920,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2010, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009
(Unaudited)

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2010	2010	2009

Operations:
Net investment income	$4,493,572	$9,878,523	$24,114,839

Net realized gain	22,679,936	9,882,811	10,046,646

Change in net unrealized appreciation (depreciation)	4,747,325	(329,925)	9,747,902

Net increase in net assets resulting from operations	31,920,833	19,431,409	43,909,387

Distributions to shareholders from net investment income:
Class A	(4,859,254)	(8,750,038)	(18,618,917)

Class B	(746,034)	(1,481,294)	(3,615,165)

Class C	(758,768)	(1,332,286)	(2,638,883)

Class R	(204,208)	(292,429)	(377,617)

Class Y	(90,804)	(77,822)	(79,826)

Investor Class	(1,397,582)	(1,315,083)	(2,141,257)

Institutional Class	(260,734)	(440,886)	(1,055,910)

Total distributions from net investment income	(8,317,384)	(13,689,838)	(28,527,575)

Share transactions–net:
Class A	21,478,755	(99,462,242)	62,986,570

Class B	(6,234,889)	(17,822,810)	(15,254,344)

Class C	168,641	(3,786,496)	23,463,354

Class R	1,343,957	1,098,087	6,023,720

Class Y	4,148,823	(1,897,953)	4,138,715

Investor Class	51,884,011	13,436,902	8,475,970

Institutional Class	1,170,652	(4,419,005)	(6,636,545)

Net increase (decrease) in net assets resulting from share transactions	73,959,950	(112,853,517)	83,197,440

Net increase (decrease) in net assets	97,563,399	(107,111,946)	98,579,252

Net assets:
Beginning of period	541,643,864	648,755,810	550,176,558

End of period (includes undistributed net investment income of $(3,847,184), $(23,372) and $323,703, respectively)	$639,207,263	$541,643,864	$648,755,810

Notes to Financial Statements

August 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund, formerly AIM U.S. Government Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria

9        Invesco U.S. Government Fund

are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

10        Invesco U.S. Government Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

11        Invesco U.S. Government Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the six months ended August 31, 2010, the Adviser waived advisory fees of $6,764.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended August 31, 2010, Invesco Ltd. reimbursed expenses of the Fund in the amount of $547.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended August 31, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2010, IDI advised the Fund that IDI retained $19,743 in front-end sales commissions from the sale of Class A shares and $339, $42,372 and $3,847 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

12        Invesco U.S. Government Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$6,934,612	$—	$—	$6,934,612

U.S. Government Sponsored Securities	—	532,527,736	—	532,527,736

U.S. Treasury Securities	—	92,415,453	—	92,415,453

Foreign Government Debt Securities	—	2,634,525	—	2,634,525

	$6,934,612	$627,577,714	$—	$634,512,326

Futures*	674,137	—	—	674,137

Total Investments	$7,608,749	$627,577,714	$—	$635,186,463

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$915,374	$(241,237)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$21,734,648

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(716,681)

Total	$21,017,967

*	The average value of futures outstanding during the period was $193,608,998, respectively.

13        Invesco U.S. Government Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 5 Year Notes	1,071	December-2010/Long	$128,863,055	$447,510

U.S. Treasury 10 Year Notes	388	December-2010/Long	48,742,500	(106,965)

U.S. Treasury 30 Year Bonds	84	December-2010/Long	11,342,625	102,194

Ultra U.S. Treasury Bonds	546	December-2010/Long	78,948,188	365,670

Subtotal			$267,896,368	$808,409

U.S. Treasury 2 Year Notes	708	December-2010/Short	(155,151,563)	(134,272)

Total			$112,744,805	$674,137

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2010, the Fund engaged in securities purchases of $13,027,220.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,156.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended August 31, 2010, the Fund paid legal fees of $2,641 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

14        Invesco U.S. Government Fund

  The Fund had a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$4,341,598

February 28, 2013	15,201,178

February 28, 2014	17,513,797

February 28, 2015	16,185,574

February 28, 2016	3,131,411

Total capital loss carryforward	$56,373,558

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $238,227,132 and $212,975,214, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $69,900,823 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$18,360,801

Aggregate unrealized (depreciation) of investment securities	(897,097)

Net unrealized appreciation of investment securities	$17,463,704

Cost of investments for tax purposes is $617,048,622.

15        Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity

	Six months ended		Seven months ended		Year ended
	August 31, 2010(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	6,576,902	$59,287,614	4,789,831	$42,559,006	32,349,025	$285,258,224

Class B	1,260,054	11,400,002	954,611	8,513,841	5,552,957	49,023,409

Class C	1,530,333	13,761,694	1,280,353	11,360,495	8,441,045	74,446,665

Class R	439,936	3,949,081	449,972	4,003,846	1,122,855	9,969,266

Class Y(b)	721,237	6,408,972	30,836	274,049	832,238	7,362,873

Investor Class	7,014,140	62,862,863	2,475,956	21,983,644	3,011,709	26,528,656

Institutional Class	207,635	1,862,069	129,923	1,153,924	327,276	2,897,444

Issued as reinvestment of dividends:
Class A	470,971	4,242,823	863,461	7,692,951	1,867,708	16,537,597

Class B	74,430	671,847	146,913	1,312,790	352,083	3,124,896

Class C	71,675	644,256	129,315	1,150,641	260,592	2,306,933

Class R	21,853	196,811	32,638	290,748	42,480	376,291

Class Y	8,747	79,000	6,604	58,833	5,872	52,057

Investor Class	148,266	1,339,583	138,288	1,231,765	227,079	2,010,532

Institutional Class	28,899	260,662	49,350	440,216	119,299	1,055,204

Automatic conversion of Class B shares to Class A shares:
Class A	974,806	8,754,500	1,221,100	10,860,527	2,731,975	24,228,339

Class B	(971,559)	(8,754,500)	(1,217,170)	(10,860,527)	(2,723,607)	(24,228,339)

Reacquired:
Class A(b)	(5,674,306)	(50,806,182)	(18,057,105)	(160,574,726)	(29,588,376)	(263,037,590)

Class B	(1,061,699)	(9,552,238)	(1,886,194)	(16,788,914)	(4,860,461)	(43,174,310)

Class C	(1,593,943)	(14,237,309)	(1,839,497)	(16,297,632)	(6,008,492)	(53,290,244)

Class R	(312,315)	(2,801,935)	(359,919)	(3,196,507)	(485,976)	(4,321,837)

Class Y	(260,862)	(2,339,149)	(251,420)	(2,230,835)	(372,292)	(3,276,215)

Investor Class(b)	(1,380,031)	(12,318,435)	(1,100,999)	(9,778,507)	(2,274,540)	(20,063,218)

Institutional Class	(105,766)	(952,079)	(674,901)	(6,013,145)	(1,212,245)	(10,589,193)

Net increase (decrease) in share activity	8,189,403	$73,959,950	(12,688,054)	$(112,853,517)	9,718,204	$83,197,440

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	66,821	$581,346

Class A	(65,507)	(569,914)

Investor Class	(1,312)	(11,432)

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

16        Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed(c)		absorbed		net assets		turnover(d)

Class A
Six months ended 08/31/10	$8.91	$0.08	$0.41	$0.49	$(0.14)	$9.26	5.53%	$346,445	1.07	%(e)	1.07	%(e)	1.71	%(e)	38%
Seven months ended 02/28/10	8.82	0.16	0.14	0.30	(0.21)	8.91	3.45	312,180	1.04	(f)	1.04	(f)	3.01	(f)	26
Year ended 07/31/09	8.62	0.32	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.23	0.60	(0.42)	8.62	7.28	335,216	1.06		1.06		4.25		112
Year ended 07/31/07	8.49	0.38	0.01	0.39	(0.44)	8.44	4.72	278,955	1.06		1.07		4.48		37
Year ended 07/31/06	8.83	0.33	(0.24)	0.09	(0.43)	8.49	1.10	313,107	1.22		1.23		3.87		169

Class B
Six months ended 08/31/10	8.94	0.04	0.41	0.45	(0.10)	9.29	5.12	63,591	1.82	(e)	1.82	(e)	0.96	(e)	38
Seven months ended 02/28/10	8.85	0.12	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(f)	1.79	(f)	2.26	(f)	26
Year ended 07/31/09	8.65	0.26	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Year ended 07/31/08	8.46	0.30	0.25	0.55	(0.36)	8.65	6.60	97,091	1.81		1.81		3.50		112
Year ended 07/31/07	8.52	0.32	0.00	0.32	(0.38)	8.46	3.82	119,045	1.81		1.82		3.73		37
Year ended 07/31/06	8.86	0.27	(0.24)	0.03	(0.37)	8.52	0.36	175,638	1.97		1.98		3.12		169

Class C
Six months ended 08/31/10	8.90	0.04	0.41	0.45	(0.10)	9.25	5.14	69,635	1.82	(e)	1.82	(e)	0.96	(e)	38
Seven months ended 02/28/10	8.82	0.12	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(f)	1.79	(f)	2.26	(f)	26
Year ended 07/31/09	8.62	0.26	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Year ended 07/31/08	8.43	0.30	0.25	0.55	(0.36)	8.62	6.61	45,269	1.81		1.81		3.50		112
Year ended 07/31/07	8.49	0.32	0.00	0.32	(0.38)	8.43	3.82	33,551	1.81		1.82		3.73		37
Year ended 07/31/06	8.82	0.27	(0.23)	0.04	(0.37)	8.49	0.48	41,849	1.97		1.98		3.12		169

Class R
Six months ended 08/31/10	8.91	0.07	0.42	0.49	(0.13)	9.27	5.51	15,587	1.32	(e)	1.32	(e)	1.46	(e)	38
Seven months ended 02/28/10	8.83	0.14	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(f)	1.29	(f)	2.76	(f)	26
Year ended 07/31/09	8.63	0.30	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Year ended 07/31/08	8.44	0.34	0.25	0.59	(0.40)	8.63	7.14	6,300	1.31		1.31		4.00		112
Year ended 07/31/07	8.50	0.36	0.00	0.36	(0.42)	8.44	4.34	4,577	1.31		1.32		4.23		37
Year ended 07/31/06	8.84	0.31	(0.24)	0.07	(0.41)	8.50	0.86	5,320	1.47		1.48		3.62		169

Class Y
Six months ended 08/31/10	8.91	0.09	0.42	0.51	(0.15)	9.27	5.77	6,680	0.82	(e)	0.82	(e)	1.96	(e)	38
Seven months ended 02/28/10	8.83	0.17	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(f)	0.79	(f)	3.26	(f)	26
Year ended 07/31/09(g)	8.70	0.29	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(f)	0.71	(f)	3.92	(f)	69

Investor Class
Six months ended 08/31/10	8.91	0.08	0.42	0.50	(0.14)	9.27	5.64	121,441	1.07	(e)	1.07	(e)	1.71	(e)	38
Seven months ended 02/28/10	8.83	0.16	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(f)	1.04	(f)	3.01	(f)	26
Year ended 07/31/09	8.63	0.32	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.25	0.62	(0.43)	8.63	7.45	41,807	1.02		1.02		4.29		112
Year ended 07/31/07	8.50	0.39	0.00	0.39	(0.45)	8.44	4.65	40,278	1.02		1.03		4.52		37
Year ended 07/31/06	8.83	0.34	(0.23)	0.11	(0.44)	8.50	1.26	45,437	1.15		1.16		3.94		169

Institutional Class
Six months ended 08/31/10	8.92	0.10	0.41	0.51	(0.16)	9.27	5.78	15,828	0.56	(e)	0.56	(e)	2.22	(e)	38
Seven months ended 02/28/10	8.84	0.18	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(f)	0.56	(f)	3.49	(f)	26
Year ended 07/31/09	8.63	0.36	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69
Year ended 07/31/08	8.45	0.41	0.24	0.65	(0.47)	8.63	7.80	24,494	0.56		0.56		4.75		112
Year ended 07/31/07	8.50	0.43	0.01	0.44	(0.49)	8.45	5.25	20,997	0.54		0.55		5.00		37
Year ended 07/31/06	8.84	0.38	(0.24)	0.14	(0.48)	8.50	1.63	6,183	0.70		0.71		4.39		169

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratio of interest expense to average net assets was 0.14% for the year ended July 31, 2006.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $317,389, $64,180, $65,568, $14,537, $5,611, $93,104 and $14,687 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

17        Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$1,055.30	$5.54	$1,019.81	$5.45	1.07%

B	1,000.00	1,051.20	9.41	1,016.03	9.25	1.82

C	1,000.00	1,051.40	9.41	1,016.03	9.25	1.82

R	1,000.00	1,055.10	6.84	1,018.55	6.72	1.32

Y	1,000.00	1,057.70	4.25	1,021.07	4.18	0.82

Institutional	1,000.00	1,057.80	2.90	1,022.38	2.85	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18        Invesco U.S. Government Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco U.S. Government Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 15-16, 2010, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2010. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided and determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to all their assigned funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer, which is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board considered the information provided to them as part of the contract renewal process as well as information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any information that was controlling. One Trustee may weigh a particular piece of information differently than another Trustee. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other Invesco Funds are the result of years of review and negotiation between the Trustees and Invesco Advisers, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 16, 2010, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Advisers’ equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers are appropriate and that Invesco Advisers currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Advisers and its affiliates continue to take to improve the quality and efficiency of the services they provide to the Invesco Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board considered Invesco Advisers’ independent credit analysis and investment risk management procedures as they apply to the Fund and the other Invesco Funds. The Board also considered the acquisition by Invesco Ltd. of the retail mutual fund business of Morgan Stanley and how that is expected to affect product line diversification. The Board also considered assurances from Invesco Advisers that it does not expect the acquisition to diminish the quality of services provided to the Invesco Funds and that it plans to increase staffing. The Board concluded that the quality and efficiency of the services Invesco Advisers and its affiliates provide to the Invesco Funds support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund.

19        Invesco U.S. Government Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Advisers or an Affiliated Sub-Adviser and against the Lipper Intermediate U.S. Government Funds Index. The Board noted that the performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Advisers or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory and sub-advisory fee rates, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes three breakpoints, and that the Fund would share in economies of scale as the Fund’s net assets exceeded the breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board also noted that Invesco Advisers continues to support the Invesco Funds with spending on regulatory compliance, attribution systems, global trading initiatives and a focus on building out the product line-up for the benefit of all shareholders of the Invesco Funds. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided and the support provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts and concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from the relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates are providing these services in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

20        Invesco U.S. Government Fund

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Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
GOV-SAR-1          Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: November 8, 2010

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.